Exhibit 10.3

Confidential Treatment Requested by Achaogen, Inc.

VALIDATION AND MANUFACTURING AGREEMENT

THIS AGREEMENT is made and entered into this 5th day of March, 2017 (the “Effective Date”), by and between Achaogen, Inc., a company with its principal place of business at 7000 Shoreline Court, Suite 371, South San Francisco, CA, USA (“ACHAOGEN”) and Hovione Limited, a company with its principal place of business at Loughbeg, Ringaskiddy, Cork, County Cork, Ireland (“HOVIONE”). ACHAOGEN and HOVIONE may also hereinafter be referred to individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, HOVIONE has expertise, available facilities, and experience related to the development, synthesis, formulation, testing, and production of active pharmaceutical ingredients, has both pilot plant and commercial scale facilities to manufacture same, and has been interested in providing such development and manufacturing services to ACHAOGEN; and

WHEREAS, ACHAOGEN wishes to engage the services of HOVIONE in a phased program whereby HOVIONE would carry out a Validation Program to confirm, validate and scale up ACHAOGEN technology to manufacture the active pharmaceutical ingredient “Plazomicin”, followed by certain post-submission development activities, and the manufacture of commercial quantities of the active pharmaceutical ingredient using the validated technology on a commercial scale in HOVIONE’s facility; and

WHEREAS, ACHAOGEN receives Federal funding from BARDA (as defined herein) in support of ACHAOGEN’s discovery and development of Plazomicin pursuant to the Prime Contract (as defined herein).

NOW, THEREFORE, in consideration of the acknowledgements, confirmations, representations, warranties, and covenants contained herein, ACHAOGEN and HOVIONE hereby agree as follows:

ARTICLE 1

DEFINITIONS

The following terms (in addition to such other terms as are specifically defined within the Agreement), whether used in the singular or plural, shall have the meanings assigned to them below for purposes of this Agreement:

1.1

“Acquisition Costs”, shall mean the [***] by a Party to any Third Party for acquiring any raw materials, packaging components and intermediates used exclusively in the Manufacture of the Product under this Agreement, including [***] by Party in connection with the acquisition of such materials, packaging components and intermediates.

1.2

“Affiliate”, with respect to a Party, shall mean any corporation or non-corporate entity which controls, is controlled by, or is under common control with a Party. A corporation or non-corporate entity shall be regarded as in control of another corporation if: (i) it

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock of the other corporation; or (ii) in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation, or in the case of a non-corporate entity, it has the power to direct the direction of the management and policies of such corporation or non-corporate entity, as applicable.

1.3	“Agreement” shall mean this Validation and Manufacturing Agreement, incorporating all appendices, schedules, and exhibits, as may be amended from time to time.
1.4	“API” shall mean the active pharmaceutical ingredient PLAZOMICIN.
1.5

“Applicable Laws” shall mean all applicable ordinances, rules, regulations, laws, guidelines, guidance, statutes, requirements, and court orders of any kind whatsoever, as amended from time to time, including the bodies of law, regulations (including without limitation, cGMP or its equivalent) applicable to the Manufacturing activities for each Product, including but not limited to, in the US, the U.S. FDCA, and the laws of Canada and Western Europe.

1.6	“Approval” shall mean the first approval of the Product from the Facility for commercial sale by FDA or the EMA.
1.7

“Background Intellectual Property” shall mean any Intellectual Property either (i) owned or controlled by a Party prior to the Effective Date; or (ii) developed or acquired by a Party independently from the performance of the Manufacturing or Services hereunder during the Term of this Agreement.

1.8	“BARDA” means the Biomedical Advanced Research and Development Authority within the Office of the Assistant Secretary for Preparedness and Response in the U.S. Department of Health and Human Services.
1.9

“Batch” shall mean a specific quantity or lot of the Product, as further described in Exhibit 2 hereto, that is intended to be of uniform character and quality, within specified limits, and is produced during the same cycle of Manufacture as defined by the Batch Record.

1.10	“Batch Records” shall mean the final executed batch production and control records for each Batch of the Product Manufactured under this Agreement in accordance with 21 CFR § 211.188.
1.11

“Business Day” shall mean a day other than a Saturday, Sunday, or a day on which commercial banks located in Ireland, Portugal or the United States of America shall be authorized or required by Applicable Laws to close.

1.12	“Calendar Year” shall mean the twelve (12) month period commencing on January 1 and ending on December 31 of each year during the Term.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

1.13

“cGMPs” shall mean current good manufacturing practices as established by the FDA and the European Union relating to the manufacture of medicinal products for human use, including, without limitation, current good manufacturing practices as specified in the ICH guidelines, including without limitation, ICH Q7, “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, the FDCA and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC.

1.14

“Certificate of Analysis” means, as further specified in Section 13.1, with respect to each Product, a controlled document prepared by HOVIONE that (a) lists all analytical tests and/or standards HOVIONE uses to evaluate a Product in order for such Product to be considered acceptable, and (b) certifying the accuracy of each of the foregoing.

1.15

“Certificate of Compliance” shall mean a document prepared by HOVIONE (a) listing the Manufacturing date, unique Batch number, and quantity of Product in such Batch; and (b) certifying that such Batch was Manufactured in accordance with the Master Batch Record and cGMP, if applicable.

1.16

“Commercially Reasonable” and “Commercially Reasonable Efforts” shall mean the level of diligence and/or efforts and commitment of resources consistent with the past practice of similarly situated pharmaceutical manufacturers with respect to comparable pharmaceutical products.

1.17

“Completion Date” shall mean the date of Batch Release for the Manufacture of Engineering, cGMP, Validation and Commercial Batches, or the date of report completion for analytical, lab and other Services.

1.18	“Confidential Information” shall have the meaning as set forth in Section 16.1.
1.19	“Delivery Date” shall mean a date on which the Product or other Services under this Agreement are designated to be ready for pick-up at the Hovione Facility set forth in the applicable Work Plan.
1.20

“Drug Master File” or “DMF” shall mean a drug master file providing detailed information about the Facility, the equipment, and Manufacturing Processes relating to the Product and such other information as required by Applicable Laws, including 21 C.F.R. Section 314.420, and to the extent applicable any equivalent requirement under Applicable Laws.

1.21	“Effective Date” shall mean the date first appearing at the beginning of this Agreement.
1.22	“EMA” shall mean the European Medicines Agency and any successor entity.
1.23

“Facility” shall means the Manufacturing facility of HOVIONE at a location specified in Section 2.9 (each of which is also referred to in this Agreement as a “Site”), or such other Manufacturing facility of HOVIONE as prior approved in writing by ACHAOGEN.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

1.24	“FDA” shall mean the United States Food and Drug Administration or any successor entity.
1.25	“FDA Approval” means regulatory approval by the FDA to market and sell a final product containing the Product in the United States of America.
1.26	“FDCA” shall mean the United States Federal Food, Drug and Cosmetic Act, including all regulations, guidelines, and guidances arising thereunder, as any of the same may be amended from time to time.
1.27	“Governmental Authority” shall mean any national, multinational, regional, state, or local regulatory agency in the United States, the European Union, or any other country in the Territory.
1.28	“Governmental Project” shall have the meaning set forth in Section 20.1.
1.29

“Improvements” means all discoveries, inventions, developments, modifications, innovations, updates, enhancements, or improvements to Technology (whether or not protectable under patent, trademark, copyright, or similar laws) that are conceived, discovered, invented, developed, created, made, or reduced to practice in the performance of the Parties’ obligations under this Agreement.

1.30	“Initial Term” shall have the meaning set forth in Section 12.1 hereof.
1.31

“Manufacture”, “Manufactured”, or “Manufacturing” shall mean all operations of HOVIONE in the scheduling, production, packaging, labeling, warehousing, quality control testing (including as requested all in-process, release, and stability testing), release, and shipping of the Product to meet the Specifications and other requirements for the Product hereunder.

1.32	“Minimum Annual Commitment” shall have the meaning set forth in Section 8.
1.33	“Prime Contract” means Contract No. HHSO 100201000046C between ACHAOGEN and BARDA (as modified).
1.34	“Process” shall mean the series of operations needed to convert the Starting Materials to the Product, including the testing thereof.
1.35

“Process Validation” shall mean any development activities conducted by HOVIONE intended to produce the documented evidence required to comply with cGMP requirements to establish that the Process, when operated within established parameters, performs effectively and reproducibly to commercially produce the Product meeting the Specifications.

1.36	“Product” shall means any active pharmaceutical ingredient Plazomicin [***] to be Manufactured by HOVIONE for ACHAOGEN under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

1.37

“Project Specific Raw Materials” shall mean the certain raw materials that are necessary for the Manufacture of the Product identified on Exhibit 5 and include the Starting Materials identified on Exhibit 6. For clarity and pursuant to Section 6.1, ACHAOGEN will be involved in the sourcing and planning for acquisition, but these raw materials will be planned, procured, and managed through HOVIONE’s supplier quality and purchasing departments.

1.38	“Relevant Information” has the meaning set forth in Section 20.3.
1.39	“Quality Agreement” shall have the meaning set forth in Section 2.5 hereof and be attached hereto as Exhibit 3 hereof.
1.40

“Regulatory Application” shall mean the new drug application or other submission made by ACHAOGEN to the FDA, or any equivalent regulatory agency in the Territory, seeking allowance to market, distribute, and sell the Product in the United States and/or elsewhere in the Territory, as such application may be amended or supplemented.

1.41

“Regulatory Authority(ies)” shall mean the regulatory entities with regulatory authority over the manufacture, storage, or testing of pharmaceutical products (including the Product), as well as any successor entity thereto. In the United States, “Regulatory Authority” includes the FDA. In the European Union, “Regulatory Authority” includes the EMA. In Canada, “Regulatory Authority” includes the Canadian Therapeutic Products Directorate.

1.42	“Services” shall mean the activities to be undertaken by HOVIONE related to the Manufacture of the Product hereunder pursuant to this Agreement and an applicable Work Plan.
1.43	“Specifications” shall mean the specifications for the Product as set forth in Exhibit 2 (as may be amended from time to time by written agreement of the Parties).
1.44

“Starting Materials” shall mean those materials identified on Exhibit 6. Starting Materials are certain Project Specific Raw Materials that have additional requirements as set forth in the Quality Agreement and shall meet the specifications set forth in the Regulatory Application. For clarity and pursuant to Section 6.1, ACHAOGEN will be involved in the sourcing and planning for acquisition, but the Starting Materials will be planned, procured and managed through HOVIONE’s supplier quality and purchasing departments.

1.45

“Successful Completion” in regard to the Validation Program shall mean ACHAOGEN’s acceptance of [***] Batches capable of being used for a submission of a marketing authorization as described in Section 4.2.

1.46	“Supply Failure” shall have the meaning set forth in Section 8.3 hereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

1.47

“Technology” means all methods, techniques, trade secrets, copyrights, know-how, data, documentation, hardware, software, and other intellectual property of any kind, whether or not protectable under patent, trademark, copyright, or similar law.

1.48	“Term” shall have the meaning set forth in Section 12.1 hereof.
1.49	“Territory” shall mean worldwide.
1.50	“Validation Batches” shall mean a series of [***] Batches capable of being used for a submission of a marketing authorization as described in Section 4.2.2.2.
1.51	“Validation Program” shall have the meaning set forth in Section 4.2 hereof.
1.52

“Work Plan” shall mean an individual contract agreed to by the Parties and executed under this Agreement that references this Agreement as containing the governing terms and conditions, to conduct additional Services related to the Manufacturing of Product.

ARTICLE 2

PERFORMANCE OF SERVICES

2.1

ACHAOGEN appoints HOVIONE to perform the development and Manufacturing of the Product under the terms and conditions set out in this Agreement. In addition, HOVIONE may provide additional services related to the development and Manufacturing of the Product under the terms and conditions of this Agreement and individual Work Plans executed under this Agreement (the “Services”). If Services are requested, this Agreement will serve as a general form of contract under which the Parties can contract individual Work Plans, substantially in the form as Exhibit 1, without having to renegotiate the basic terms and conditions contained in this Agreement. Each Work Plan shall be consecutively numbered beginning with C1 (e.g., “Work Plan C1”). This Agreement, as of the Effective Date, includes reference to six (6) Work Plans numbered C1 through Work Plan C6 (attached hereto as Exhibits 8 – 13).  Work Plans [***] and [***] are finalized and are firm commitments.  Although the details and technical specifications of the Work Plans [***] through [***] are still being negotiated for execution no later than [***], the tasks associated with these plans are firm commitments of work that ACHAOGEN will sponsor and the costs associated with these Work Plans cannot be amended by more than [***] without mutual written consent of the Parties; provided however, that the foregoing [***] cap shall not include or apply any costs associated with the [***] to be used by HOVIONE under this Agreement.  The Parties shall mutually agree by no later than [***] on the costs associated with such [***].

2.2

In addition, this Agreement i) obligates ACHAOGEN to use HOVIONE to perform the Validation and Manufacturing (including, but not limited to, the related Validation Program) and Services set forth in the Agreement and Work Plans, and ii) as of the Effective Date, HOVIONE commits to make available a defined capacity at its Facility sufficient to meet ACHAOGEN’s forecasted demand for the Product and ACHAOGEN commits to pay the Minimum Annual Commitment in consideration for HOVIONE’s

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

reservation of such capacity. For the avoidance of doubt, the commercial Manufacture and supply of Product shall be ordered through a purchase order in accordance with Article 5 and shall not require an additional Work Plan.

2.3

HOVIONE, or its Affiliates, shall diligently carry out the Services as provided in this Agreement and [***] the Manufacturing and any Services without any material defect and according to the established timelines set forth in the applicable Work Plan, or as otherwise agreed by the Parties. HOVIONE shall retain appropriately qualified and trained personnel with the requisite knowledge and experience to perform the Services in accordance with this Agreement.

2.3.1

Subcontracting. Other than analytical service agreed to in advance in writing by the Parties, no Manufacturing or Services will be subcontracted by HOVIONE without the written consent of ACHAOGEN. Such consent shall not be unreasonably conditioned, delayed or withheld by ACHAOGEN. All Manufacturing and Services shall be performed at the Facility, and any change in location or scope of Manufacturing or any Services must be approved in writing by both Parties.  HOVIONE shall be liable for any subcontractors hereunder to the same extent as if HOVIONE itself performed or failed to perform.

2.4	Regulatory Matters.
2.4.1	HOVIONE shall be responsible for, at its own expense, filing and maintaining all necessary regulatory approvals to operate the Facility as a cGMP Manufacturing site for the Product.
2.4.2

HOVIONE shall immediately notify ACHAOGEN of any notification from a Governmental Authority or Regulatory Authority regarding a cGMP inspection of a Facility that is directly related to the Product. ACHAOGEN shall have the option to have a person on site during any inspection that is directly related to the Product as well as to have a person present during preapproval inspection preparations and overall site readiness that is directly related to the Product, [***]. Any ACHAOGEN personnel shall be required to follow all rules and procedures established by HOVIONE when on HOVIONE’s site. HOVIONE shall correct any cGMP deficiencies identified by any Governmental Authority or Regulatory Authority at HOVIONE’s expense.

2.4.3	Except as provided in Section 2.4.1, ACHAOGEN shall be responsible for filing and for maintaining all necessary regulatory approvals for the Product.
2.4.4

Drug Master File.  HOVIONE will neither prepare nor file the Drug Master File (“DMF”), which shall be ACHAOGEN’s responsibility. ACHAOGEN shall own the DMF and shall be responsible for maintaining the DMF on file with the FDA, and amending the DMF, as may be required. During the Term, ACHAOGEN shall provide copies to HOVIONE of relevant portions of any regulatory filings that relate to HOVIONE’s Manufacturing of Product, and HOVIONE shall have [***] to review and comment on the portions of any regulatory filings (including,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

but not limited to Regulatory Applications) that reference HOVIONE’s Manufacturing of the Product or the Facility. For the avoidance of doubt, HOVIONE shall not be required to comply with any provisions of any regulatory filing it has not had the opportunity to review prior to ACHAOGEN’s submission to the applicable Regulatory Authority.  For each regulatory filing proposed by ACHAOGEN, HOVIONE shall have the opportunity to inform ACHAOGEN that it cannot comply with the commitments required thereunder and HOVIONE shall not be deemed in breach of this Agreement for any failure to comply with any commitment in connection with the DMF that HOVIONE timely identifies under this Section 2.4.4 that it cannot comply.

2.4.5

Within [***] of HOVIONE’S receipt of a written request from ACHAOGEN [***], HOVIONE shall provide ACHAOGEN with any and all non-confidential documentation, records, and any and all non-confidential information (whatever the format) related to the Manufacture of the Product by HOVIONE to allow ACHAOGEN or its Affiliates to prepare and file, on a timely basis, supplements or amendments to Regulatory Applications or other government licenses for the Product and any annual reports to the FDA or other Regulatory Authority.

2.4.6

Support. The Parties shall provide each other with such assistance as they may reasonably request relating to their respective activities under this Agreement and in support of their respective regulatory applications and maintenance of regulatory approvals. If there are any support activities outside of the normal scope, then the requesting Party shall [***].

2.4.7

HOVIONE shall [***] any reasonable request by ACHAOGEN, [***], for feasible changes in the Specifications, Manufacturing Process, materials, and any change in analytical testing methods requested by ACHAOGEN, the FDA, or any other applicable Regulatory Authority.

2.5

Quality Agreement. In November 2016, the Parties agreed upon the terms of a Quality Agreement, which shall be incorporated into this Agreement, and attached hereto as Exhibit 3 (the “Quality Agreement”).  Should the Parties require an additional or amended Quality Agreement in connection with the [***], the Parties agree to negotiate Commercially Reasonable terms as soon as practicable.  In the event the Quality Agreement contains provisions which are not inconsistent with, but in addition to, the terms set forth herein, the Quality Agreement shall be supplemental to the terms and conditions set forth in this Agreement.  Notwithstanding the foregoing or anything in this Agreement or the Quality Agreement to the contrary, however, in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Quality Agreement, the provisions of this Agreement shall govern.

2.6

Stability Testing. During the term of this Agreement, HOVIONE shall, [***], undertake such stability testing of the Product as ACHAOGEN may reasonably request [***] to be outlined in the Quality Agreement associated with applicable elements of the Manufacturing Services or as may otherwise be agreed in writing by the Parties or as stated in an executed Work Plan.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

2.7

Records. HOVIONE will maintain all materials, data, and documentation obtained or generated by HOVIONE in the course of performing the Manufacturing and Services under this Agreement, including all computerized records and files (the “Records”) in a secure area reasonably protected from fire, theft, and destruction for the longer of (a) a period of [***] following expiration or termination of this Agreement or (b) [***] past the last expiration date of the Product supplied under this Agreement, or, in each case, such longer period as is required by the Applicable Laws (the “Retention Period”). At the end of the Retention Period, all Records will, [***], either be delivered to ACHAOGEN or its designee in such form as they are then currently in the possession of HOVIONE, or disposed of, at the discretion and written request of ACHAOGEN. In no event will HOVIONE dispose of any Records without first giving ACHAOGEN at least [***] prior written notice of its intent to do so and an opportunity to have the Records transferred to ACHAOGEN. While in the possession and control of HOVIONE, Records shall be available during audits for inspection, examination and review by ACHAOGEN or its representatives. HOVIONE will also ensure that all Records are subject to secure, validated controls in accordance with applicable law, including cGMP.

2.8

Change Orders. In the event that any changes to a Work Plan are requested by ACHAOGEN, such changes must be mutually agreed upon by the Parties in a written change order prior to amendment of such Work Plan being effective. Each such change order shall constitute an amendment to the applicable Work Plan and the activities set forth therein.

2.9

Facility. HOVIONE shall perform all work contemplated under this Agreement, including but not limited to development and Manufacturing of the Product, at its Facilities (as defined below). For the avoidance of doubt, ACHAOGEN understands and acknowledges that small scale capacity (that is, less than [***] per year) and the initial validation of the Manufacturing of the Product shall take place at HOVIONE’s Facility in [***] and that larger scale validated commercial scale Manufacturing shall take place at HOVIONE’s Facility in [***] and the isolation step shall take place at HOVIONE’s Facility in [***] (the [***] shall be referred to herein individually as the “Facility” or collectively referred to as the “Facilities”).

2.10

No Subcontracting. Subject to 2.3.1, HOVIONE shall not subcontract to any third party any part of the work contemplated under this Agreement without the prior written consent of ACHAOGEN. In the event HOVIONE engages any agents for such outsourcing and or subcontracting of any portion of the Manufacturing or Services, HOVIONE will remain solely responsible for (a) skills, training, and supervision of such outsourced/subcontracted agents, and (b) payment to and liability, if any, for such agents. Notwithstanding anything herein to the contrary, HOVIONE will remain fully responsible to ACHAOGEN for all of its performance and obligations under the Agreement. If any HOVIONE approved subcontractor is placed on ‘Official Action Indicated’ status by FDA or a substantially similar status by FDA or another Regulatory Authority, then the Parties shall discuss and agree upon an action plan for resolving the use of such subcontractor or the use of an alternate subcontractor. The Parties mutually agree to the establishment of an action plan regarding the use of such subcontractor or the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

use of an alternate subcontractor within [***] from the date on which such HOVIONE approved subcontractor is placed on ‘Official Action Indicated’ status by FDA or a substantially similar status by FDA or another Regulatory Authority.

ARTICLE 3

DEVELOPMENT TEAM AND SUPPLY COMMITTEE

3.1

Development Project Team. Within [***] following the Effective Date, the Parties will establish a development project team (the “Development Project Team”), which shall consist of an equal number of personnel from each Party who are appropriately skilled and knowledgeable in relation to the development and manufacturing of the Product and who are deemed necessary to accomplish the development Services.

3.1.1

General Remit. The Development Project Team shall serve as the coordinating body for the development Services, including the Manufacture of the Validation Batches and other validation activities contemplated by this Agreement. The Development Project Team shall oversee and manage the development Services under the Validation Master Plan and shall communicate pertinent information related thereto (including the status thereof) to the Parties. The Development Project Team shall be dissolved [***] after the completion of the final activities in the Validation Master Plan, or earlier, upon mutual written agreement of the Parties.

3.1.2

Development Project Team Meetings. The Development Project Team shall determine how often it shall meet, but no less than once every [***]. Meetings may be held in person at either Party’s location or at another location mutually agreeable to the Parties, or telephonically. The meetings shall be co-chaired by the Parties’ designated project managers. The Development Project Team shall have the authority to make minor changes to the Validation Master Plan, and make recommendations to the Parties as to subsequent changes to the Validation Master Plan. But material changes to the Validation Master Plan shall require the written agreement of both Parties and, where applicable, an amendment to the applicable project plan and the Services set forth therein.

3.2

Supply Committee. Additionally, after the Effective Date, the Parties shall establish a general oversight committee (the “Supply Committee”). The Supply Committee shall be made up of an equal number of representatives from each Party having appropriate technical credentials, knowledge and experience.

3.2.1

General Remit. The Supply Committee shall serve as the coordinating body for the commercial Manufacturing of the Product and the related activities to be conducted under this Agreement, and for the transfer of information between the Parties relating to the commercial Manufacturing and commercialization of the Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

3.2.2

Meetings. The Supply Committee shall determine how often it shall meet, but no less than once every [***]. Meetings may be held in person at either Party’s facilities, at another location mutually agreed by the Parties, or telephonically. A quorum of at least [***] Supply Committee representatives appointed by each Party will be present at or will otherwise participate in each meeting. The Supply Committee shall act by unanimous agreement of its members, with each Party having one (1) vote.

3.2.3

At each Supply Committee meeting, the agenda shall include (a) an overall regulatory and commercial status of the Product, and a review of timelines for regulatory approval and commercialization, as appropriate; (b) anticipated market demand; (c) supply capability; (d) any anticipated capacity problems or prioritization issues; (e) any changes in the Product delivery or sourcing of Project Specific Raw Materials; and (f) any other matters which may impact or influence supply chain matters, Manufacturing, or any quality-related issues.

3.2.4

Not less than [***] each year, the Supply Committee shall hold or include in its meeting a business review meeting, with an agenda comprising; (a) evaluation of the collaboration; (b) long-term forecast; (c) capacity planning; and (d) performance improvement planning and investment.

3.3	Costs. Each Party shall be responsible for its own costs in respect of travel and accommodation expenses in attending meetings of the Development Project Team and Supply Committee.

ARTICLE 4

VALIDATION PROGRAM

4.1

Program Activities. ACHAOGEN acknowledges and confirms that it has provided or will provide HOVIONE with the most current technical package for the Manufacture of the Product, including process, analytical methods, and testing. HOVIONE shall keep and is keeping accurate and detailed records regarding its activities performed in respect of the Validation Program consistent with its internal policies and procedures.

4.2

Process Validation. Pursuant to the executed Work Plan #43, HOVIONE will conduct the following Process Validation activities under this Agreement, all of which shall comprise the “Validation Program”. The Process Validation activities shall include:

4.2.1

Validation Master Plan. HOVIONE and ACHAOGEN acknowledge that they will agree, in writing, on a validation master plan setting out the Process Validation activities to be conducted by HOVIONE under this Agreement (the “Validation Master Plan”). The process validation shall not commence until ACHAOGEN and HOVIONE confirm in writing that the Validation Master Plan is acceptable.

4.2.2	Validation Protocols/Validation Batches.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.2.2.1

HOVIONE will complete validation protocols setting forth the general parameters, testing and procedures as designated and will be mutually agreed upon in writing (the “Validation Protocols”). ACHAOGEN and HOVIONE acknowledge that the Process Validation will be separately completed for each process step as defined in the Validation Master Plan, thereby resulting in a separate validation report for each step.

4.2.2.2

HOVIONE will, in accordance with the Validation Protocols, the Specifications, the Quality Agreement, and cGMP, undertake Process Validation by Manufacturing [***] consecutive successful validation Batches of the Product (the “Validation Batches”). HOVIONE will conduct testing of the Validation Batches in accordance with the Validation Protocols. Except for price terms, all Validation Batches are governed by the same terms and conditions as the commercial Batches of the Product as set forth in this Agreement and the Quality Agreement, including the terms relating to shipment and delivery. The Project Specific Raw Materials for the Validation Batches have been provided by ACHAOGEN [***].

4.2.2.3

HOVIONE and ACHAOGEN acknowledge and confirm that, upon completion of the work defined in the particular Validation Protocol, HOVIONE will provide to ACHAOGEN a detailed report setting out the: (a) results for the Process step, including all executed Batch Records and test results, and comparing the results against the predetermined specifications and quality attributes for the resultant intermediate and/or the Product; and (b) Process for the relevant process step.

4.2.2.4

HOVIONE and ACHAOGEN acknowledge and confirm that, upon completion of the entire Process Validation campaign, HOVIONE shall provide to ACHAOGEN a detailed report summarizing the: (a) results of the entire Process Validation campaign, including any test results not addressed in the reports discussed above; (b) a Certificate of Analysis for each Batch of the Product with a comparison of these results to the predetermined specifications and quality attributes for the Product; (c) a Certificate of Compliance for each Batch of the Product; and (d) the Process.

4.3

Reporting/Transfer of Results. HOVIONE and ACHAOGEN acknowledge and confirm that, upon completion of each phase of the Validation Program and as specified in a Work Plan, HOVIONE will provide ACHAOGEN with a written report of the results obtained during the course of the Validation Program. HOVIONE will also promptly respond to ACHAOGEN’s reasonable inquiries regarding the status of the Validation Program on an ongoing basis and keep ACHAOGEN informed of interim results on an informal basis, including if requested, periodic meetings at HOVIONE’s Facility to discuss Validation Program results and progress.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.4	Audits. ACHAOGEN and/or its designee(s) shall be allowed, [***] and during normal business hours, to audit HOVIONE’s records [***] that are directly related to the Validation Program.
4.5

Milestone Payment. With respect to the Manufacture of Product at the [***] pursuant to this Agreement, ACHAOGEN shall pay HOVIONE a one-time non-refundable and non-creditable milestone payments, payable as follows: [***] payable to HOVIONE if, without any compromise in quality or standards, there is a Successful Completion of the Product Validation Program by no later than [***].  Such completion shall be evidence by delivery of the Final Validation Report and the payment will be made within [***] of ACHAOGEN’s acceptance of such report.  The Parties agree and acknowledge that there may be factors beyond either Party’s control that prevent them from reaching this milestone.  Provided that there is not a Successful Completion of the Validation Program by [***], no milestone shall be owed under this Agreement.

ARTICLE 5

COMMERCIAL MANUFACTURE AND SUPPLY OF THE PRODUCT

5.1

Manufacture and Supply. Upon Successful Completion of the Validation Program in accordance with this Agreement and ACHAOGEN’s decision to sell the Product, ACHAOGEN shall purchase an amount of the Product equal to: (a) at least eighty (80%) percent of the quantity of the Product required by ACHAOGEN’s in the Territory during the first three (3) Calendar Years following the first FDA Approval of the Product during the Term, and (b) after these three (3) years then (1) so long as the total annual quantity of the Product required by ACHAOGEN in the Territory is equal to or less than [***] then ACHAOGEN shall buy at least 66% of its requirements from HOVIONE, or (2) if ACHAOGEN’s said requirements exceed [***] it shall not buy from HOVIONE less than at the higher of [***] or forty (40%) percent of the quantity of the Product required by ACHAOGEN in the Territory for each Calendar Year during the balance of the Term, and HOVIONE shall Manufacture and supply the Product ordered by ACHAOGEN in accordance with this Agreement. Notwithstanding the foregoing, ACHAOGEN may (x) qualify a third party manufacturer in the Territory as an alternate or additional supplier of the Product for ACHAOGEN (such third party manufacturer being referred to herein as the “Alternate Supplier”); (y) require that HOVIONE provide to the Alternate Supplier, [***], all Manufacturing information (other than HOVIONE’s Confidential Information), including, without limitation, documentation, technical assistance, materials, and reasonable cooperation by appropriate employees of HOVIONE in order to Manufacture the Product for use in the Territory; and (z) without limiting the minimum purchase requirements set forth in subsections (a) and (b) above, purchase quantities of the Product for use in the Territory from such Alternate Supplier as necessary to maintain such Alternate Supplier as an alternate supplier.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

5.2	Forecasts.
5.2.1

Prior to First FDA Approval.  No later than [***] prior to the anticipated date on which ACHAOGEN will require its first delivery of Product under this Agreement, ACHAOGEN shall provide HOVIONE with a non-binding forecast of its estimated requirements for Product for the first [***] of sales, broken down on a [***] basis. Every [***] thereafter but only prior to the first FDA Approval date of Plazomicin, ACHAOGEN shall provide HOVIONE with an updated non-binding forecast of its estimated requirements of Product for the first [***] of sales, broken down on a [***] basis.

5.2.2

After Approval.  Within [***] after the first FDA Approval date, ACHAOGEN shall provide HOVIONE with a rolling [***] forecast of ACHAOGEN’s anticipated orders of the Product Batches and the forecast shall be updated no less frequently than [***] during the Term. The rolling forecast shall be made no later than [***] after [***] to assist HOVIONE in planning its production. The first [***] of each forecast shall constitute a binding order for the amounts of the Product set forth in such forecast; the balance of the forecast shall be non-binding on ACHAOGEN. In the event there are material changes to the lead-times and/or throughput times for the Manufacture of the Product, or of the Project Specific Materials and or the Starting Materials, the Parties shall work together in good faith to make appropriate adjustments to the length of the binding portion of the forecast.

5.3

Purchase Orders. ACHAOGEN shall place firm orders for the Product using the form of purchase orders mutually agreeable to ACHAOGEN and HOVIONE, setting forth the quantity of the Product required (which shall be in increments of full Batches), as well as its required Delivery Dates, which shall be in no event earlier than [***] from the date of the purchase order. HOVIONE will notify ACHAOGEN of its receipt of each purchase order within [***] thereafter. Such notice will include confirmation of the delivery date, which shall be not less than [***] and not more than [***] from the date of the ACHAOGEN purchase order issue date. If HOVIONE fails to notify ACHAOGEN of its receipt of such order within such [***] period, and subject to the limits set forth in Section 5.8, the order will be deemed to have been received and accepted; provided, however, that if the Parties mutually agree, HOVIONE may deliver a shipment of the Product prior to the date that is [***] after the date of the applicable purchase order. The expected time until the Delivery Date of Product made at each Facility shall take into account the total number of Batches that can be made at such Facility and other terms of Exhibit 7.

5.3.1

Within [***] after an initial ACHAOGEN purchase order issue date, ACHAOGEN may request that up to [***] of the Product be Manufactured under such purchase order, such additional quantity to be delivered not more than [***] after the initial ACHAOGEN purchase order issue date; provided, that only such quantity of the Product may be requested per purchase order issued hereunder unless otherwise agreed to in writing by HOVIONE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

5.3.2

In the event of any conflict between the provisions of this Agreement and any purchase order, acknowledgement, invoice, bill of lading, acceptance, or other preprinted form provided by either Party, the provisions of this Agreement shall control. No additional provision in any such other document shall apply unless both Parties explicitly agree in writing signed by both Parties that such additional provision shall apply as an additional provision to the Parties rights and obligations under this Agreement.

5.4

HOVIONE agrees that no changes will be made to any materials, outside suppliers, equipment or methods of production or testing for the Supplied Compound without ACHAOGEN’s prior written approval, which shall not be unreasonably conditioned, delayed or withheld.  Upon written approval or request of ACHAOGEN, HOVIONE shall make the approved or requested changes in manufacturing procedures in a manner consistent with cGMP and other Applicable Laws.

5.5

Quantities. HOVIONE shall be required to Manufacture, supply and deliver to ACHAOGEN such quantities of the Product as ACHAOGEN orders and HOVIONE receives pursuant to Section 5.3, including any additional quantities requested by ACHAOGEN and agreed to by HOVIONE in accordance with the terms and conditions of Section 5.3.1. Notwithstanding the foregoing, HOVIONE shall have no obligation to supply a quantity of the Product that is [***] or more than the amount set forth in ACHAOGEN’s most recent forecast. During the Term, and without limiting the Minimum Annual Commitment obligations set forth in Sections 5.7 to 5.9, beginning the calendar year following the FDA Approval date, the Parties acknowledge and agree that each order will include a minimum of [***].

5.6

The Parties agree that time is of the essence with respect to Manufacturing under the Agreement.  Accordingly, should any condition arise in the course of this Agreement that is reasonably likely to delay Manufacturing or a Delivery Date, including but not limited to, disruption with suppliers, regulatory issues, or failure of any Batch, HOVIONE shall notify ACHAOGEN of such condition as soon as reasonably practicable.  Similarly, should any ACHAOGEN responsibility be delayed in such a way to disrupt HOVIONE’s obligations under this Agreement, ACHAOGEN shall notify HOVIONE of such condition as soon as reasonably practicable.

5.7

Pre-FDA Approval Reservation Fee.  As will be agreed in Work Plan 2, ACHAOGEN may request that HOVIONE reserve manufacturing capacity and procure the necessary Project Specific Raw Materials to Manufacture, supply and deliver up to [***] Batches to ACHAOGEN within the [***] after FDA approval.   Upon ACHAOGEN’s request to reserve such capacity, HOVIONE may invoice ACHAOGEN a non-refundable reservation fee equal to [***] of the final costs of the Batches ordered. If ACHAOGEN does not receive FDA Approval or FDA Approval is delayed, ACHAOGEN may, with written notice to HOVIONE, cancel the Batches ordered under this Section 5.5.  If ACHAOGEN does not cancel the Batches ordered under this Section 5.5, the reservation fee shall [***].  Notwithstanding the foregoing, for the avoidance of doubt, the provisions of this Section 5.5 shall in no way limit or credit against the firm commitments of ACHAOGEN under Work Plan [***] through Work Plan [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

5.8

Minimum Annual Commitment. Beginning the Calendar Year 2020 and continuing through the Initial Term, in consideration for HOVIONE’s reservation of sufficient Manufacturing capacity to meet ACHAOGEN’s forecasted demand for the Product under this Agreement, ACHAOGEN commits to purchase from HOVIONE an amount of Product in each of Calendar Year 2020 through Calendar Year 2024 that corresponds to the values set forth in Exhibit 7 attached hereto (“Minimum Annual Commitment).

5.9

Annual Commitment True Up. During the Initial Term and for Calendar Years 2020 through 2024 in which ACHAOGEN has a Minimum Annual Commitment under Section 5.6, on [***] of each such Calendar Year, if ACHAOGEN has not met its Minimum Annual Commitment for the applicable Calendar Year, HOVIONE shall invoice ACHAOGEN for the difference between the value of the sales of Product in such Calendar Year ([***] set out in Exhibit 7) and the Minimum Annual Commitment.  The difference is the “Annual Shortfall”.  The invoice for the Annual Shortfall shall be issued no later than [***] of the following Calendar Year and such invoice shall be paid in full within [***] by ACHAOGEN.

5.10

Production Commitments. After Successful Completion of the Validation Program in each of the Facilities, the Parties shall complete Exhibit 7 by setting out the production capabilities of each Facility, the throughput, the lead-time to order and the price for the Product from each Facility. Notwithstanding anything else set forth in this Agreement, HOVIONE commits to making available annual production capacities to ACHAOGEN of no more than:

•

[***] per year in the [***] as from [***] after Effective Date, in batches of [***] or [***] in batches of [***]. As soon as the [***] becomes an approved qualified source and the larger scale production enters routine production, the [***] shall become a back-up plant only.

And

•

[***] per year in the [***] and [***] as from the date that is [***] after the Effective Date. The Parties agree that when the [***] Manufactures the necessary intermediates, the new scaled-up facilities in [***] shall be planned.

ARTICLE 6

MATERIALS AND EQUIPMENT

6.1

Supply of Project Specific Raw Materials. ACHAOGEN shall, [***] certain raw materials (“Project Specific Raw Materials” and “Starting Raw Materials”) required to Manufacture the Product ordered by ACHAOGEN and shall, subject to the maximum shelf life of all such materials and based upon the rolling forecast provided under Section 5.2, order and maintain at all times a [***] supply of such materials necessary to Manufacture the Product from vendors that have been mutually agreed to and approved by the Parties. If HOVIONE obtains Project Specific Raw Materials and Starting Raw

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Materials as required by this Agreement in preparation for the Manufacture of Product hereunder, HOVIONE shall [***]. HOVIONE shall [***]. If at any time, [***].
6.1.1

Delivery and Risk of Loss. ACHAOGEN agrees to [***]. HOVIONE will at all times take such measures as in accordance with the industry standard to protect the Project Specific Raw Materials, Starting Materials and the Product from risk of loss or damage at all stages of Manufacturing, and except for normal in process yield losses, will immediately notify ACHAOGEN if at any time it believes any ACHAOGEN Project Specific Raw Materials or Products have been damaged, lost, stolen, or contain a non-conformity whether through the sampling and testing process or a latent defect.

6.1.2

Title. ACHAOGEN shall retain title to the Project Specific Raw Materials and Starting Materials while it is in the Facility. HOVIONE shall assume responsibility and risk for the safekeeping, storage, and handling for all shipments of Project Specific Raw Materials delivered hereunder and accepted by HOVIONE; provided however, ACHAOGEN at all times retains responsibility for any defects or non-conformities in the Project Specific Raw Materials and Starting Materials.

6.1.3

Project Specific Raw Materials and Starting Materials. HOVIONE shall be responsible for planning, managing, and procuring all Project Specific Raw Materials from qualified or specified manufacturers based on the forecasts it receives from ACHAOGEN.  For such purchases, HOVIONE will not be liable or take responsibility if for any reason, other than because of a HOVIONE failure, the Supplier does not provide timely supplies. Should ACHAOGEN [***] HOVIONE for [***], HOVIONE shall have [***]. HOVIONE shall obtain a certificate of analysis or equivalent with each lot of Project Specific Raw Materials purchased. HOVIONE will store all Project Specific Raw Materials in a secure location under appropriate conditions.

6.1.4	[***]. HOVIONE shall hold and maintain a minimum of [***]. [***] will be based on [***]. HOVIONE shall rotate the [***] with each new Manufacturing Batch.
6.1.5

Testing. HOVIONE shall conduct release testing of the Project Specific Raw Materials and Starting Materials in accordance with internal policies and the Quality Agreement between ACHAOGEN and HOVIONE. HOVIONE will (a) account for all Project Specific Raw Materials; (b) not provide the Project Specific Raw Materials to any third party without the express prior written consent of ACHAOGEN; (c) not use the Project Specific Raw Materials for any purpose other than conducting the Services; and (d) destroy or return to ACHAOGEN all unused quantities of Project Specific Raw Materials according to ACHAOGEN’s written instructions [***].

6.2	HOVIONE-Sourced Materials. HOVIONE shall [***] plan, manage and procure all materials necessary for the Manufacturing of the Product [***]. HOVIONE shall ensure

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

that all such materials are purchased from qualified or specified manufacturers. HOVIONE shall obtain a certificate of analysis or equivalent with each lot of materials purchased. HOVIONE will store all materials in a secure location under appropriate conditions.  For the avoidance of doubt, [***] shall not [***].

6.3

HOVIONE Supplier Audits. ACHAOGEN shall have the right to attend and participate in HOVIONE’s routine or for cause audits of HOVIONE’s suppliers of any materials used to Manufacture the Product. HOVIONE shall give ACHAOGEN reasonable advance notice of any such audit in accordance with the Quality Agreement. HOVIONE shall work with its suppliers, when requested by ACHAOGEN, to ensure the appropriate confidentiality agreements or other necessary agreements are in place to allow ACHAOGEN to participate in HOVIONE’s audits of suppliers providing Project Specific Raw Materials or other HOVIONE-sourced materials.

6.4

HOVIONE Supplier Contracts. HOVIONE shall take all steps necessary to execute the contracts with its suppliers to ensure that HOVIONE can purchase the necessary quantities of Project Specific Raw Materials and Starting Materials in a timely manner to Manufacture the Product in the quantities required by Section 5.4., the terms of such contracts shall be known to ACHAOGEN.  ACHAOGEN assures that should HOVIONE [***] ACHAOGEN shall [***].

6.5

Specialist or Capital Equipment. As of the Effective Date, the Parties acknowledge that to the best of their knowledge, no special or capital equipment will be needed in order for HOVIONE to provide the Manufacturing at HOVIONE’s Facilities except for i) the capital equipment needed for the [***], ii) the cost of [***] and related process development for [***], iii) the [***] for the [***] and iv) the process development and equipment such as [***] as can be found in Exhibits 10, 11 and 12.  These budgets are based on current process knowledge, including but not limited to HOVIONE’s good faith efforts to estimate, based on information provided by ACHAOGEN, the Acquisition Cost for necessary capital investment.  The Parties acknowledge, however, that there is insufficient information to allow for definitive pricing, and Parties agree that such final work plans shall be completed as soon as data is available and they shall be added to an amendment to the Agreement in no event later than [***] after such costs are identified.  Allocation of costs for additional capital investment, if any, necessary to this Agreement shall be [***].

6.5.1

The initial estimate of the capital investment requried for the [***] outlined in Exhibits 10, 11 and 12, have been prepared based on HOVIONE’s current knowledge.  Should new information be developed during the Validation Process or the process development of the purification step, HOVIONE shall promptly prepare a proposal for such capital investment and process development costs, and ACHAOGEN and HOVIONE shall negotiate in good faith on a Work Plan that sets out the scope of such capital investment requirements and determine which Party will be responsible for acquiring and/or paying for such capital equipment.

6.5.2	Should the scale-up to [***] batches and/or the technology transfer to [***] require additional equipment not reasonably predicted by HOVIONE’s current

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

assessment or the proposal under 6.5.1, ACHAOGEN and HOVIONE will negotiate in good faith to determine (a) which Party will be responsible for acquiring and/or paying for any such equipment, and (b) any appropriate amendments to the consequences of expiration or termination of this Agreement.

6.5.3

To the extent that it is HOVIONE’s responsibility for acquiring and/or paying for the equipment, the Parties will [***] as appropriate.  The value of the Work Plans shall be based on [***]. To the extent it is ACHAOGEN’s obligation to pay for any capital equipment acquired by HOVIONE pursuant to this Section 6.5, such obligation shall be set forth in a Work Plan and ACHAOGEN shall make payments and/or reimbursements to HOVIONE in accordance with the applicable Work Plan.

6.5.4	If the [***] ACHAOGEN’s manufacturing program, the Parties will negotiate in good faith to [***].

ARTICLE 7

OWNERSHIP AND TECHNOLOGY TRANSFER

7.1	Background Intellectual Property. As between the Parties:
7.1.1	[***]; and [***] except as [***].
7.1.2	[***]; and [***] except as [***].
7.2

Ownership of Tangible Materials. ACHAOGEN shall retain ownership of all information, documents, and materials which ACHAOGEN has provided or provides to HOVIONE, [***], in connection with the performance of the Validation Program hereunder. Further, ACHAOGEN shall solely own all reports, results, records (including Batch Records), documents, and other tangible materials which HOVIONE has provided or provides to ACHAOGEN in connection with the Validation Program and all other activities of HOVIONE pursuant to this Agreement and such materials, and such reports, records (including batch records), documents and other tangible materials shall be deemed ACHAOGEN’s Confidential Information. HOVIONE shall [***] any right, title, and interest in such tangible materials to ACHAOGEN; provided, however, that HOVIONE shall be entitled to retain one (1) copy of any such reports, records (including Batch Records), documents, and other tangible materials solely for archival purposes. For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, the format of any tangible materials provided by HOVIONE hereunder shall, together with any other Confidential Information of HOVIONE, are and will remain Confidential Information of HOVIONE in accordance with the terms and condition of this Agreement.  If and for so long as required under Applicable Law, all such reports, records (including Batch Records), documents, and other tangible materials shall be physically located by HOVIONE at the applicable Facility.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

7.3

Ownership of Intangible Materials. Between ACHAOGEN and HOVIONE, [***] shall [***], and [***]. All [***], including without limitation [***] shall be [***], subject only to [***], and [***] shall be deemed [***]. [***], which has [***]; provided [***].

7.4

Technology Transfer. If ACHAOGEN elects to have the active pharmaceutical ingredient Plazomicin (the “API”) manufactured by an entity other than HOVIONE pursuant to the terms of this Agreement, or upon termination of this Agreement, the Parties shall undertake those actions necessary and useful to enable ACHAOGEN and the third party of ACHAOGEN’s choosing to manufacture and supply API in a manner and amount sufficient to satisfy ACHAOGEN’s demand for the API.  It being clear that HOVIONE is only obligated to transfer information related to the API process that was developed for ACHAOGEN and paid for by ACHAOGEN.  HOVIONE has no obligation to transfer information that belongs to its general knowhow of compliant GMP manufacture or of specialist technology operating knowhow. Such actions, [***], shall include:

7.4.1

Agreement. The technology transfer will be conducted in accordance with a separate agreement setting forth the terms and conditions for the transfer by ACHAOGEN of the Process for Manufacturing the API (the “Technology Transfer Agreement”).

7.4.2

Books and Records; Know-How. Pursuant to the Technology Transfer Agreement, HOVIONE shall make available or transfer, as applicable, to ACHAOGEN copies of all books and records (other than financial books and records) and HOVIONE intellectual property and HOVIONE improvements relating directly to the Manufacture and supply of the API, including documentation constituting development reports, and process validation reports, performance reports, batch records, analytical method development reports, analytical method operating procedures, shot practice, material specifications for HOVIONE-sourced materials and their quality control methods, applicable correspondence with Governmental Authorities, and any other material that is necessary or useful to enable ACHAOGEN or a third party of ACHAOGEN’s choosing to manufacture and supply the API provided that all such information is directly relevant to the process knowledge that is to be transferred. All such information was developed for ACHAOGEN and paid for by ACHAOGEN and shall be provided without additional cost to ACHAOGEN.

7.4.3

Assistance. Pursuant to the Technology Transfer Agreement, HOVIONE shall provide/allow HOVIONE designated employees knowledgeable of the ACHAOGEN’s manufacturing process and controls to meet with or be made available to employees or representatives of ACHAOGEN at the manufacturing facility of ACHAOGEN or the facility of the third party of ACHAOGEN’s choosing, to assist for a limited period -not to exceed a total of [***]- with the manufacture and supply of the API and with the training of ACHAOGEN’s personnel (or the personnel of a third party of ACHAOGEN’s choosing) to the extent reasonably necessary to enable ACHAOGEN or a third party of ACHAOGEN’s choosing to manufacture and supply the API. This support shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

be provided during regular business hours for HOVIONE and ACHAOGEN shall [***].
7.4.4

Other Assistance. Pursuant to the Technology Transfer Agreement, HOVIONE shall provide such other assistance as ACHAOGEN may reasonably request to enable ACHAOGEN or its designated third party to manufacture and supply the API provided always that HOVIONE shall not be required to transfer information that (i) is not directly related to the Product; and (ii) is HOVIONE’s Background Intellectual Property and that this other assistance is provided at a time that would not inconvenience HOVIONE and for a price based on [***].

7.4.5

Nothing contained in 7.4 shall be construed as HOVIONE providing any assurance of success of the technology transfer to a third-party.  Hovione only assures that it shall provide all API and API process information available resulting from the development and validation work performed for ACHAOGEN, provided however that nothing in this Agreement shall prevent ACHAOGEN from having access to information directly related to the Product, which is necessary for a Regulatory Authority to approve a second source of Product.

ARTICLE 8

EXCLUSIVITY BY HOVIONE

8.1

Exclusivity. Other than to fulfill its obligations hereunder and subject to Section 8.4, HOVIONE shall not knowingly, during the Term, and for a period expiring [***] after the termination of this Agreement: (a) supply API to any third party; or (b) consent to any third party’s reference to the DMF for the Product supplied by HOVIONE without ACHAOGEN’s prior written consent. Moreover, subject to Section 8.3, even after the expiration of the [***] referred to above, HOVIONE shall not be entitled to use any Confidential Information of ACHAOGEN to produce or sell API for any third party without ACHAOGEN’s prior written consent for a period of [***] after termination of this Agreement. The exclusivity obligations set forth in this Section 8.1 shall expire [***] after HOVIONE’s termination of this Agreement pursuant to Section 12.3 (ACHAOGEN breach) or Section 12.4 (ACHAOGEN bankruptcy).

8.2

Insufficient Supply. During the Term, HOVIONE shall [***] allocate its inventory and Manufacturing output of the Product so that, in the event HOVIONE has an insufficient Manufacturing capacity to satisfy all of its customers’ orders, HOVIONE’s allocation to ACHAOGEN’s on its orders will be as favorable as HOVIONE’s allocation to any and all other customers on their orders. If at any time during the Term, HOVIONE is, or expects that it will be, unable, in full or in part, to satisfy ACHAOGEN’s orders for the Product for any reason, including a Force Majeure Event (as defined in Section 17.1), HOVIONE shall so notify ACHAOGEN as soon as possible, detailing the extent to which it will not meet such orders. In the event that at any time HOVIONE is unable to meet ACHAOGEN’s requirements for the Product for more than [***], then ACHAOGEN will have the right, in its sole discretion, to either (i) cancel any and all outstanding purchase orders subject to such supply interruption without penalty and/or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

purchase any and all of its requirements of API from the Alternate Supplier until such time as HOVIONE notifies ACHAOGEN that HOVIONE is able to resume supplying ACHAOGEN’s requirements of the Product (provided, however, that HOVIONE’s right to resume supply of such requirements does not include amounts of API that ACHAOGEN is already committed to purchase from such Alternate Supplier); or (ii) terminate this Agreement upon sixty (60) days’ prior written notice to HOVIONE.

8.3

Supply Failure. A “Supply Failure” means (i) any notification from HOVIONE of an anticipated Product shortage or inability to fill [***] or more of a Purchase Order in either case for a period of [***] or more from the agreed upon Delivery Date; (ii) a Force Majeure Event or [***] that meets the Manufacturing Standards in accordance with this Agreement for a period of [***] or more from the agreed upon delivery date; or (iii) the occurrence on [***] or more occasions within a [***] period of a [***].  Notwithstanding any rights or obligations in the Agreement, should there be a Supply Failure and such failure is not due to the actions of ACHAOGEN, then (i) ACHAOGEN is permitted to [***] supply of Product from other sources even if such supply would otherwise be contrary to the terms of this Agreement, including but not limited to Section 5.1; and (ii) ACHAOGEN is excused from for any Minimum Annual Commitment for the remainder of the Term.

8.4

Supply to Third Parties. ACHAOGEN acknowledges that, notwithstanding anything to the contrary in this Agreement, HOVIONE shall have the right to (a) supply the Product and/or products containing the Product to ACHAOGEN or any licensee of ACHAOGEN for sale or use in products for sale in the Territory; and (b) (i) if ACHAOGEN (and its Affiliates) cease to have exclusive rights to sell the Product in the Territory, supply the Product and/or products containing the Product to ACHAOGEN or any licensee of ACHAOGEN for sale or use in products for sale in the Territory; and (ii) consent to ACHAOGEN’s or any licensee of ACHAOGEN’s reference to the DMF for the Product supplied by HOVIONE in the Territory. ACHAOGEN agrees that, solely in connection therewith, HOVIONE may use and disclose under an obligation of confidentiality (such obligation being at least as restrictive as the confidentiality provisions of this Agreement) any ACHAOGEN Confidential Information obtained prior to or during the Process Validation conducted in accordance with Letters of Authorization that is necessary or helpful to Manufacture the Product for such third parties.

ARTICLE 9

WARRANTIES; SPECIFICATIONS

9.1	Warranties. HOVIONE represents, warrants and covenants that:
9.1.1

All Product supplied to ACHAOGEN hereunder shall be Manufactured in accordance with cGMP and all other Applicable Laws, the Manufacturing Process, quality requirements, and the Specifications, and at the time of delivery shall have a shelf life no less than [***] or such longer period as equals the retest period (as ACHAOGEN may approve and communicate to HOVIONE with supporting documentation) minus [***]; provided, however, that ACHAOGEN

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

provides HOVIONE with no less than [***] prior written notice of any such change in the shelf life of the Product.
9.1.2

All Product and HOVIONE’s Manufacture of the Product shall be performed in accordance with and conform in all respects to the Applicable Laws and industry standards governing the Manufacture and supply of the Product in the place where Manufactured and the Territory.

9.1.3

As of the date of this Agreement and to the best of its knowledge, all HOVIONE Background Intellectual Property is owned by HOVIONE or HOVIONE is otherwise entitled to use it for purposes of providing Manufacturing or the Services under this Agreement. HOVIONE will promptly notify ACHAOGEN in writing if it receives or is notified of a formal written claim from a third party that HOVIONE Background Intellectual Property or that the use by HOVIONE thereof infringes any intellectual property or other rights of any third party.

9.1.4

As of the date of this Agreement and to the best of its knowledge, all ACHAOGEN Background Intellectual Property is owned by ACHAOGEN or ACHAOGEN is otherwise entitled to use it for purposes of conducting the activities under this Agreement. ACHAOGEN will promptly notify HOVIONE in writing if it receives or is notified of a formal written claim from a third party that ACHAOGEN Background Intellectual Property or that the use by HOVIONE thereof infringes any intellectual property or other rights of any third party.

9.1.5

HOVIONE shall: (a) retain the minimum number of samples of the Product as are required and specified to comply with the retention requirements as set forth in the cGMPs, DMFs, and Regulatory Application; (b) report to ACHAOGEN any confirmed out-of-specification test results with respect to the delivered Product within [***]; and (c) make stability reports and findings available for reasonable inspection by ACHAOGEN and/or ACHAOGEN’s designees. HOVIONE shall retain all production records of the Process and Manufacture of the Product in accordance with Applicable Laws, including without limitation cGMP’s. HOVIONE shall perform stability testing as described and required to conform with the Product stability protocol to be agreed upon in writing by the Parties.

9.1.6

HOVIONE shall: (a) promptly report to ACHAOGEN and investigate all material out of specification events in Manufacturing and/or complaints by ACHAOGEN regarding non-conformance; (b) promptly report to ACHAOGEN and investigate all critical Manufacturing deviations; (c) keep ACHAOGEN apprised no less frequently than every [***] of the status of such investigations; and (d) share all investigative reports upon the conclusion of the investigation with ACHAOGEN.

9.1.7

Neither HOVIONE nor any of its officers or employees, nor any other person, consultant or contractor used by HOVIONE to perform Manufacturing or Services under this Agreement is: (a) an individual who has been debarred by the FDA pursuant to Section 306 of the FDCA, 21 U.S.C. § 335a (“Debarred Individual”); (b) a corporation, partnership or association that has been debarred

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

by FDA pursuant to Section 306 of the FDCA, 21 U.S.C. § 335a (“Debarred Entity”); or (c) the subject of an FDA debarment investigation or proceeding (or similar proceeding of another regulatory agency); and HOVIONE will not retain or employ any personnel, and will not knowingly use the services of any contractor or consultant, who is debarred by the FDA or who is the subject of an FDA debarment investigation or proceeding (or similar sanction or investigation by another regulatory agency) in connection with performing any Manufacturing or Services. HOVIONE has no knowledge of any circumstances which may affect the accuracy of the foregoing representation, including, without limitation, any FDA investigations of, or debarment proceedings against, HOVIONE or any person or entity performing services or rendering assistance which is in any way related to activities taken pursuant to this Agreement. HOVIONE shall notify ACHAOGEN in writing as soon as possible if HOVIONE, at any time during the Term, becomes aware of any such circumstances.

9.2

Environmental Compliance. The generation, collection, storage, handling, transportation, movement, and release of hazardous materials and waste generated by or on behalf of HOVIONE or any of its Affiliates in connection with the Manufacture of the Product and other Services under this Agreement shall be the responsibility of HOVIONE, at HOVIONE’s cost and expense. Without limiting other legally applicable requirements, HOVIONE shall prepare, execute, and maintain as a generator of waste, all licenses, registrations, approvals, authorizations, notices, shipping documents and waste manifest required under applicable laws.

9.3

Specifications and Other Changes. ACHAOGEN represents and warrants that the Specifications shall be in conformance with the Regulatory Applications. In the event ACHAOGEN or any of its Affiliates changes the Specifications, ACHAOGEN shall promptly advise HOVIONE in writing of such changes, and HOVIONE shall promptly inform ACHAOGEN as to any scheduling and/or price adjustments which may reasonably result from such changes. In the event that HOVIONE wishes to propose any change to the Manufacturing (including without limitation components, equipment, Facility, or Process), the DMF, or the Specifications, it shall provide all relevant details related to such proposed change for review by ACHAOGEN, but shall not implement any such change prior to ACHAOGEN’s written approval and any necessary approval by the applicable Regulatory Authority. ACHAOGEN shall promptly provide HOVIONE with current, up-to-date copies of portions or sections of each applicable DMF or CMC from the NDA filing that relate to HOVIONE’s Manufacturing and Services that HOVIONE is expected to complete under this Agreement.

9.4	ACHAOGEN Warranties. ACHAOGEN represents and warrants that:
9.4.1

to the best of its knowledge, neither the Manufacture, supply, nor use of the Product as contemplated hereby will infringe on any patents or any other proprietary rights of third parties, except to the extent arising from any technology or process introduced and used by HOVIONE in the Manufacture of the Product, and neither ACHAOGEN, nor any of its Affiliates, has received any notice of any claimed infringement (including, without limitation, patent infringement) in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

connection with the Product and it will promptly notify HOVIONE in writing should it (or they) become aware of any claims asserting such infringement.  For the avoidance of doubt, and without limiting any other provisions of this Agreement, ACHAOGEN understands and agrees that, if at any time HOVIONE reasonably determines, based on legal counsel, that the Manufacture and supply of Product as contemplated hereby does infringe on any patents or any other proprietary rights of third parties (except to the extent arising from any technology or process introduced and used by HOVIONE in the Manufacture of the Product), HOVIONE shall promptly provide ACHAOGEN with notice of such determination and, thereafter, HOVIONE may suspend the Manufacture and supply of Product under this Agreement without breaching any of HOVIONE’s obligations hereunder until ACHAOGEN has either (i) provided HOVIONE with sufficient justification for ACHAOGEN’s position that such suspected infringement is not the case, or (ii)  provides evidence to HOVIONE that ACHAOGEN has secured the rights to rightfully practice the patents or any other proprietary rights of such third parties and that those rights are rightfully extended to HOVIONE under this Agreement, (iii) ACHAOGEN has confirmed irrevocably in writing that it shall cover all commercial losses that HOVIONE may owe to any 3rd parties that allege infringement.  In no event shall HOVIONE be in breach of this Agreement for its refusal to perform any manufacturing action that would amount to a criminal offense or be in contempt of court. If HOVIONE suspends the Manufacture of the Product under this Section, ACHAOGEN’S obligation to purchase Minimum Annual Commitments shall be suspended until restoration of the Manufacturing.

9.5

Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT.

9.6

ACHAOGEN as Party. The Parties acknowledge and agree that, in entering into this Agreement, ACHAOGEN (a) is making and providing only those acknowledgments, confirmations, representations, and warranties explicitly stated in this Agreement as made and provided by ACHAOGEN; (b) is not, and shall not be deemed as, making or providing any other acknowledgments, confirmations, representations, or warranties or undertaking covenants of any kind; and (c) is not, and shall not be deemed, in any way responsible or liable for (or jointly responsible or liable for), or the guarantor of, the acknowledgements, confirmations, representations, warranties, or covenants of ACHAOGEN in this Agreement.

ARTICLE 10

PRICE AND TERMS FOR THE COMMERCIAL PRODUCT

10.1	Price. The initial price for commercial Product supplied by HOVIONE to ACHAOGEN during the Term of this Agreement (excluding the Product from the validation Batches) is

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

set forth in Exhibit 7. The price for the Product from the Validation Batches shall be included in the appropriate Work Plan.
10.2

Price Adjustments.  As set forth in this Section, HOVIONE shall have the right to adjust prices [***] and HOVIONE and ACHAOGEN agree to meet at least [***] prior to the commencement of [***] during the Term to discuss the adjustment of the prices for Product hereunder.  At such meeting, ACHAOGEN and HOVIONE shall formally review [***] and other factors positively or negatively impacting cost, including those resulting from experience in Manufacturing.  ACHAOGEN and HOVIONE shall work together to obtain process improvements. Net savings or increases, such as in the costs of materials or labor or the economies of scale, shall be considered with respect reductions or increases respectively in the Purchase Price. Regardless of any cost savings considered hereunder, HOVIONE shall, [***] as follows: (i) with regard to the cost to Manufacture the Product (that is, all costs other than the cost of raw materials), HOVIONE may [***] of (B) [***] or (B) [***]; and (ii) with regard to the cost of raw materials, HOVIONE may [***].  Should such [***] become obsolete, the Parties will mutually agree in writing to a [***].  The [***] will be applicable on all orders placed [***] after such [***].  The Parties also agree to [***] a [***] price for all PRODUCT manufactured at the [***] but in no event shall the initial price of Product Manufactured at the [***] exceed the price of the most recent Product manufactured at the [***].

10.3

Product Delivery Terms. HOVIONE agrees to deliver all Product ordered by ACHAOGEN [***] (Incoterms 2010) at the Site designated in writing in any purchase orders. Title and risk of loss to the Product supplied hereunder shall [***]. All shipping instructions of ACHAOGEN shall be accompanied by the name and address of the recipient and the shipping date.

10.4	Invoices. The invoices for the fees under this Agreement shall be marked with the following information:

Purchase Order Number __________;

and the following statement:

“Manufacturing/Services performed under this Validation and Manufacturing Agreement and associated with the Work Plan:

HOVIONE shall invoice ACHAOGEN for Product upon the earlier to occur of (i) shipment of such Product, (ii) within [***] after Batch Release/Disposition by ACHAOGEN, or (iii) within [***] of HOVIONE’s Batch Release (as evidenced by the date of HOVIONE’s certificate of analysis), (iv) upon ACHAOGEN’s request. HOVIONE will submit its invoices for Manufacturing, Services, products, and expenses to ACHAOGEN by regular mail or by email as noted below:

If by regular mail:	Achaogen, Inc. Attn: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

7000 Shoreline Court, Suite 371 South San Francisco, CA 94080
If by electronic mail:	[***]
10.5

Method of Payment. All undisputed invoices shall be due and payable [***] from receipt by ACHAOGEN of the invoice; provided, however, that invoices for up-front fees shall be paid by ACHAOGEN within [***] after receipt thereof or as otherwise specified herein. In the event any payment is not made when due, HOVIONE shall notify ACHAOGEN of such nonpayment and, regardless of such notification, shall be entitled, in addition to its other rights and remedies, to charge interest on the unpaid amount at the rate of [***] per month. ACHAOGEN shall make all payments pursuant to this Agreement by wire transfer to a bank account as designated in writing by HOVIONE.

10.6

Reimbursement of Costs and Expenses.   For any provision in this Agreement requiring ACHAOGEN to reimburse HOVIONE for its actual costs or expenses, including but not limited to [***], HOVIONE agrees to [***] such amounts and to [***] any proposals by ACHAOGEN to reduce such amounts.

10.7

Currency: Currency Conversion.  All payments to be made under this Agreement shall be made in US Dollars.   The Parties agree to [***].  If and hen the [***] hereunder, HOVIONE shall notify ACHAOGEN in writing and such [***] (with such [***]).

10.8

Taxes. Any use, sales, excise or value added tax, duty, custom, inspection or testing fee, or any other tax, fee or charge of any nature whatsoever imposed by any governmental authority on or measured by the transaction between HOVIONE and ACHAOGEN (other than HOVIONE’s income tax), will be paid by ACHAOGEN in addition to the prices quoted or invoiced by HOVIONE. In the event HOVIONE is required to pay any such tax, fee, or charge, ACHAOGEN will reimburse HOVIONE for such payment, or in lieu of such payment, ACHAOGEN will provide HOVIONE at the time the order is submitted an exemption certificate or other document acceptable to the authority imposing the tax, fee or charge.

10.9

Import and Export.  Without limiting the generality of any other provisions of this Agreement, and in addition to any other amounts due to HOVIONE under his Agreement, ACHAOGEN will be responsible for [***]. If applicable, HOVIONE will provide customary export documentation, as specified by ACHAOGEN in writing or by separate delivery and shipment documentation instructions, together with each shipment of Product (or such other deliverables). HOVIONE shall also provide ACHAOGEN with all relevant shipping information (e.g., carrier, shipment details, scheduled arrival date, quantity) prior to or coincident with shipping any Product (or such other deliverables) under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

ARTICLE 11

MANUFACTURING AUDITS

11.1

HOVIONE shall inform ACHAOGEN of any FDA or other Regulatory Authority inspection of the Facility in which the Product is Manufactured within [***] that such inspection is initiated or known by HOVIONE, and shall allow ACHAOGEN (or its designee) to attend and act as a consultant to HOVIONE in such audits if the inspection is directly related to the Manufacture of the Product (ACHAOGEN will have the right to be present on site, but not participate in, any such investigation or inspection).).  HOVIONE shall, within [***] after receipt by HOVIONE, provide copies to ACHAOGEN of all inspection observation reports and other regulatory communications that may affect any of the Product or its Manufacture. HOVIONE shall also provide copies of HOVIONE’s proposed responses to such inspection observation reports and other regulatory communications within [***] of their preparation (the inspection observation reports, HOVIONE’s proposed and actual responses, and other regulatory communications are referred to collectively as “Regulatory Audit Materials”). ACHAOGEN will be allowed to review and comment on those Regulatory Audit Materials which pertain directly to the Product or the Manufacture thereof. HOVIONE shall promptly notify ACHAOGEN as to what corrective measure HOVIONE is taking, whether before or following any regulatory inspection or audit, and keep ACHAOGEN informed on a regular, ongoing, and periodic basis of related developments.  For the avoidance of doubt, HOVIONE shall control and have full authority with regard to communications in connection with its Facilities with any Regulatory Authority.

11.2

Periodic Manufacturing Audit. Once every [***] during the Term, ACHAOGEN shall have the right to conduct one (1) Manufacturing Audit (as defined below) according to the terms specified in Section 11.4 hereof (such Manufacturing Audit to be hereinafter referred to as a “Periodic MA”). [***].

11.3

Event Manufacturing Audit. In addition to the Periodic MA referred to in Section 11.2 hereof, in the event that: (a) the Regulatory Authorities schedule a regulatory inspection of the Facility in which the Product is Manufactured; (b) HOVIONE shall receive a “Warning Letter” or Form 483 Observations from the FDA relating to the Manufacture of the Product by HOVIONE or compliance with cGMP’s at any Facility where the Validation Program, Manufacturing, or other activities related to the Product occurs; (c) ACHAOGEN has rejected a shipment of the Product for failure to meet Specifications; or (d) ACHAOGEN otherwise has reasonable concern regarding the quality or Manufacturing of the Product supplied by HOVIONE (individually or collectively, an “Event”), ACHAOGEN shall have the right to conduct additional Manufacturing Audits in respect of the Product according to the terms specified in Section 11.4 hereof (such Event Manufacturing Audit to be hereinafter referred to as an “Event MA”).

11.4

Audit. For purposes of this Agreement, the term “Manufacturing Audit” shall mean an audit of the relevant Manufacturing Facility to be conducted by ACHAOGEN or its designees. Each Manufacturing Audit shall be conducted during HOVIONE’s normal business hours and upon reasonable prior written notice to HOVIONE (“reasonable”, for

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

purposes of this provision, shall be [***] for the Annual MA and [***] for the Event MA) and shall last no longer than [***]. During a Manufacturing Audit, upon ACHAOGEN’s request, HOVIONE shall make available for review and photocopying such documents as ACHAOGEN and its auditors may reasonably request provided they relate to the Product and its Manufacture by HOVIONE.

ARTICLE 12

TERM; TERMINATION

12.1

Term. The term of this Agreement shall commence on the Effective Date and shall expire on the seventh (7th) annual anniversary of the first Delivery Date (the “Initial Term”) unless terminated earlier pursuant to the terms hereof. This Agreement shall be automatically renewed for successive additional two (2) year terms after the end of the Initial Term (each a “Renewal Term”), unless either Party provides written notice to the other at least twenty-four (24) months prior to the end of the Initial Term or twenty-four (24) months prior to the end of the Renewal Term, as the case may be, that this Agreement shall expire at the end of the Initial Term or such Renewal Term. The Initial Term and all Renewal Terms shall be collectively referred to herein as the “Term”.

12.2

Termination by ACHAOGEN. This Agreement may be terminated by ACHAOGEN in the event: (a) the FDA does not approve a Regulatory Application for Product or issue a letter indicating that such a Regulatory Application is approvable within [***] after ACHAOGEN submits its new drug application (“NDA”) to FDA for approval; (b) the Regulatory Application for Product as submitted for approval by the FDA is withdrawn, either by ACHAOGEN or any of its Affiliates or the Regulatory Authorities; (c) if ACHAOGEN, in its sole discretion, stops development of the Product; or (d) the Product is withdrawn from Sale throughout the Territory. Termination under this Section 12.2 shall be effective immediately upon ACHAOGEN’s delivery of written notice to HOVIONE.

12.3

Termination for Breach. This Agreement may be terminated by either Party in the event of the material breach by the other Party of the terms and conditions hereof; provided, however, the other Party shall first give to the defaulting Party written notice of the proposed termination or cancellation of this Agreement, specifying the grounds therefor. Upon receipt of such notice, the breaching Party shall have thirty (30) days to respond by curing such breach or by confirming to the other Party in writing that such breach is not capable of being cured within such sixty (60) day period and that the breaching Party is working diligently to cure such breach, but in no event shall the non-breaching Party be required to accept any cure period totaling greater than ninety (90) days. If the breaching Party does not so respond or fails to work diligently and to cure such breach within the additional time set forth above, then the other Party may terminate the Agreement. Termination of this Agreement pursuant to this Section 12.3 shall not affect any other rights or remedies which may be available to the non-breaching Party.

12.4	Bankruptcy; Insolvency. Either Party may terminate this Agreement upon: (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

such Party in an involuntary case under the U.S. Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or other similar law and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (b) filing by such Party of a petition for relief under the U.S. Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or similar law.

12.5	Upon Assignment. HOVIONE may terminate this Agreement as set forth in Section 21.4(b).
12.6

Upon Termination. Except as set forth in this Agreement, upon termination or expiration of this Agreement, HOVIONE shall invoice ACHAOGEN, and ACHAOGEN shall promptly pay the following amounts to HOVIONE:

(a)	[***];
(b)	any outstanding, unpaid invoices issued by HOVIONE;
(c)	[***];
(d)	[***]; and
(e)	[***] as per the Work Plans numbered [***] to [***] found in Exhibits 8 to 13, that [***].
(f)

an amount equal to the sum of (i) the [***] in which the termination occurs, plus (ii) the [***] that would otherwise have been owed for the [***]; provided however, in the event this Agreement is terminated by ACHAOGEN pursuant to Section 12.2(a) (No FDA approval), the amount otherwise owed under this subsection (f) shall be [***].

(g)

For the avoidance of doubt, the amounts set forth in subsection 12.6(e) shall not be owed by ACHAOGEN in the event of a termination of this Agreement by ACHAOGEN pursuant Section 12.3 (HOVIONE breach), or Section 12.4 (HOVIONE bankruptcy).

ARTICLE 13

CONTROL SAMPLE; CLAIMS OF NON-CONFORMANCE

13.1

Certificate of Analysis and Control Sample. Each Batch of Product shipped to ACHAOGEN shall be accompanied by a Certificate of Analysis substantially in the form of Exhibit 4, approved by a responsible representative of the quality assurance function at HOVIONE. If requested by ACHAOGEN, each Batch shipped shall also include a control sample of each Batch shipped for analysis in a container provided or otherwise pre-approved by ACHAOGEN, or its designee to conduct quality control release testing.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Such control sample must be from, and representative of, the lot of the Product actually shipped.
13.2

Inspection. Every Batch of Product supplied by HOVIONE shall be delivered in accordance with Section 10.3, subject to ACHAOGEN’s inspection, and may be rejected if any such Product fails to conform at the time of delivery in accordance with Section 10.3 with any warranty of HOVIONE, the Specifications or the other requirements set forth herein, including but not limited to, delivery without a Certificate of Analysis. Such a rejection shall be communicated in writing to HOVIONE within [***] of delivery of such Product and will provide sufficient detail for the reasons for such rejection to permit HOVIONE to investigate the alleged non-conformity. ACHAOGEN shall be deemed to have accepted each Batch in a shipment of Product if HOVIONE does not receive written notice to the contrary within such [***] period as set forth in this Section 13.2. ACHAOGEN shall have the right to reject a Batch or part thereof by notifying HOVIONE in writing within such [***] period after delivery to ACHAOGEN of any non-conforming Batch or part of a Batch of Product containing obvious defects discoverable without affecting the integrity of the Product’s packaging. In addition, ACHAOGEN will have the right to reject a Batch or part thereof by notifying HOVIONE within [***] from its discovery of any latent defects in a Batch or part thereof; provided that HOVIONE will not be responsible for any latent defects that ACHAOGEN discovers in any Product that has been further processed in any way (except to the extent any such defect is shown to have been present in such Product at the time of delivery in accordance with Section 10.3) or that cannot be shown to have been present at the time of delivery in accordance with Section 10.3. If there is a disagreement between the Parties as to whether any Product conforms to the requirements of this Agreement, then samples, Batch records and other information, as appropriate, from the Batch in dispute will be submitted for testing and evaluation to an independent cGMP testing laboratory agreed to in writing by both Parties. The determination of such laboratory as to conformance will be binding upon the Parties. If it is determined by such laboratory that the Product conformed to the requirements herein at the time of delivery in accordance with Section 10.3, the cost of any testing and evaluation by the testing laboratory will be borne by ACHAOGEN. If the Product is determined to have been non-conforming at the time of delivery in accordance with Section 10.3, the cost of any testing and evaluation by the testing laboratory will be borne by HOVIONE, and [***] or, [***]. Nothing in this Section 13.2 shall in any way limit the indemnification obligations of either Party set forth in this Agreement.  HOVIONE shall not have liability for latent defects in the Products in the absence of HOVIONE’s gross negligence, willful misconduct or breach of this Agreement.

ARTICLE 14

RECALLS; CMC DOCUMENTATION

14.1

Recalls and Returned Product. In the event: (a) ACHAOGEN or any of its Affiliates reasonably determines that Product or a product containing Product should be recalled for any reason; (b) any Regulatory Authority issues a request, directive, or order that Product

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

be recalled or otherwise withdrawn from any country in the Territory; or (c) a court of competent jurisdiction orders such a recall or withdrawal (either (b) or (c) together, an “Order”), the Parties shall take all appropriate corrective actions reasonably requested by the other Party or any Regulatory Authority. To the extent such recall or withdrawal results from HOVIONE’s: (i) [***], including but not limited to [***]; (ii) the [***]; or (iii) [***], then HOVIONE shall be responsible for: (x) its [***]; (y) [***] for such recall or withdrawal; and (z) [***]. If ACHAOGEN believes that the recall results from any reason defined in (i), (ii), and/or (iii) above, then ACHAOGEN and its Affiliates may proceed with such recall [***] (subject to the following sentence) and will hold a [***] to ensure the [***]. If HOVIONE agrees, or a final determination is made in an arbitration, that the recall results from any reason defined in (i), (ii), and/or (iii) above, then HOVIONE shall be responsible for its and ACHAOGEN’s expenses as set forth above; provided that HOVIONE’s aggregate liability to ACHAOGEN under this Section 14.1 for any recall shall be [***]. If the recall results from any other reason, [***]. For purposes of this Agreement, [***] of such recall or withdrawal shall be [***]. The Parties each have the right to audit such recall costs. ACHAOGEN shall be responsible for coordinating any and all such recall or withdrawal activities with the Regulatory Authorities, its customers, or otherwise.

14.2

CMC Documentation. Upon ACHAOGEN’s written request, HOVIONE shall supply, [***], all information required by ACHAOGEN in support of the Chemistry, Manufacturing & Control (“CMC”) Section of any NDA or other filings to be filed by ACHAOGEN or its Affiliates in the Territory with the Regulatory Authorities for any product, containing Product Manufactured by HOVIONE, under this Agreement. HOVIONE shall co-operate with, and provide support and assistance to, [***], any consultant that ACHAOGEN or its Affiliates selects to write the documentation in the CMC section.

ARTICLE 15

INDEMNIFICATION; INSURANCE

15.1

Indemnification by ACHAOGEN. ACHAOGEN shall indemnify, defend and hold harmless HOVIONE, its Affiliates, and their respective directors, officers, employees, agents, successors, and assigns from and against any damages, judgments, claims, suits, actions, liabilities, costs, and expenses (including, but not limited to, reasonable attorneys’ fees) (collectively a “Claim”) made by any third party to the extent arising out of: (a) any breach of any representation or warranty made by ACHAOGEN in this Agreement; (b) any failure by ACHAOGEN to perform any covenant, agreement, or undertaking on the part of ACHAOGEN contained in this Agreement; (c) the gross negligence or willful misconduct of ACHAOGEN or its Affiliates (or their respective directors, officers, employees, and agents); (d) the marketing, distribution, import, use, or sale by ACHAOGEN or its Affiliates of a Product (including without limitation [***] and any product liability claims); or (e) any [***], except to the extent that such claim or suit results from or arises out of any act or omission for which HOVIONE is obligated to indemnify ACHAOGEN or its Affiliates pursuant to Section 15.2. Notwithstanding the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

foregoing, ACHAOGEN shall have no such indemnity obligation to the extent that such third party claims are based on, arise out of, or are caused by: (x) the gross negligence or willful misconduct of HOVIONE or its Affiliates (or their respective directors, officers, employees, agents, contractors, successors, and assigns); (y) any breach of any representation or warranty made by HOVIONE in this Agreement; or (z) any failure by HOVIONE to perform any covenant, agreement, or undertaking on the part of HOVIONE contained in this Agreement.

15.2

Indemnification by HOVIONE. HOVIONE shall indemnify, defend and hold harmless ACHAOGEN, its Affiliates, and their respective directors, officers, employees, agents, successors, and assigns from and against any Claims made by any third party to the extent arising out of: (a) any breach of any representation or warranty made by HOVIONE in this Agreement; (b) any failure by HOVIONE to perform any covenant, agreement, or undertaking on the part of HOVIONE contained in this Agreement; (c) the gross negligence or willful misconduct of HOVIONE or its Affiliates (or their respective directors, officers, employees, agents, and contractors); or (d) any [***]. Notwithstanding the foregoing, HOVIONE shall have no such indemnity obligation to the extent that such third party claims are based on, arise out of, or are caused by: (x) the gross negligence or willful misconduct of ACHAOGEN or its Affiliates (or their respective directors, officers, employees, agents, successors, and assigns); (y) any breach of any representation or warranty made by ACHAOGEN in this Agreement; or (z) any failure to perform any covenant, agreement, or undertaking on the part of ACHAOGEN contained in this Agreement.

15.3

Indemnification Procedures. A Party who intends to claim indemnification under Section 15.1 or 15.2 hereof (the “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) in writing of any claim for which the Indemnitee intends to seek indemnification hereunder. The Indemnitor shall have the exclusive right and authority to conduct the defense or settlement of any such claim at the Indemnitor’s sole expense and the Indemnitee shall cooperate with the Indemnitor therewith; provided, however, that the Indemnitee shall be entitled to provide consultation in the defense of such matter and to employ counsel at its expense to assist Indemnitee in providing such consultation. The Indemnitee shall provide the Indemnitor with such information and assistance as the Indemnitor may reasonably request, at the expense of the Indemnitor.

15.4	Insurance.
15.4.1

ACHAOGEN’s Insurance. ACHAOGEN will, throughout the Term of this Agreement and for [***] after the latest expiration date of any Product Manufactured pursuant to this Agreement, obtain and maintain at its own cost and expense, commercial general liability insurance and product liability insurance. Such policies will provide protection against any and all types of claims, demands, and causes of action that could arise under this Agreement. The minimum amount of coverage required by this Agreement will be:

(a)	Excess products liability with a combined single limit in an amount of not less than U.S. [***] per occurrence and U.S. [***] in the aggregate during

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

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the clinical and development phase of the Project; and not less than U.S. [***] per occurrence and U.S. [***] in the aggregate upon the Product receiving its first Regulatory Approval but prior to any commercial sale;

(b)	workers’ compensation insurance in accordance with Applicable Laws;
(c)

commercial general liability including premises operations, blanket contractual liability, personal injury, and advertising injury including fire, legal liability for bodily injury, and property damage in an amount not less than [***] per occurrence and [***] in the aggregate; and

(d)	employer’s liability with a limit of liability in an amount of not less than the statutory limits.

ACHAOGEN agrees to furnish within [***] after execution of this Agreement, and upon each policy renewal thereafter, and upon written request of HOVIONE, a certificate of insurance or self-insurance evidencing that such insurance is in effect. ACHAOGEN will provide HOVIONE [***] prior written notice of cancellation, non-renewal, or material change in the insurance required by this Agreement.

15.4.2

HOVIONE’s Insurance. HOVIONE agrees to maintain, during the Term and for [***] thereafter, at its own expense (a) commercial liability insurance in an amount not less than U.S. [***] per occurrence and U.S. [***] annual aggregate; and (b) worker’s compensation insurance in full compliance with Applicable Laws. HOVIONE shall submit to ACHAOGEN, from an insurer with an A.M. Best rating of A- or better or, if less than A-, otherwise acceptable to ACHAOGEN, a certificate of insurance evidencing that the required insurance is in force and effect. HOVIONE will provide ACHAOGEN [***] prior written notice of cancellation, non-renewal, or material change in the insurance required by this Agreement.

15.5

Disclaimer of Damages. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION SHALL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO DAMAGES RESULTING FROM BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER ARTICLE 16 OR TO ITS INDEMNIFICATION OBLIGATIONS UNDER THIS ARTICLE 15. Notwithstanding anything to the contrary in this Section 15.5, the total aggregate liability of HOVIONE to ACHAOGEN for all losses under this Agreement in relation to liabilities, damages, indemnities, or recall costs, of any type and pursuant to any legal theories or remedies, shall be limited to the lesser of (a) the aggregate amount of Commercial Liability Insurance and Contract Liability Insurance (U.S. [***]) required to be maintained under

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

this Agreement; or (b) the amount of consideration actually paid by ACHAOGEN to HOVIONE under this Agreement in the [***] period immediately preceding the date of the Claim.

ARTICLE 16

CONFIDENTIALITY; INSIDER TRADING

16.1

Definition. “Confidential Information” means any scientific, technical, trade, or business information which is disclosed by one Party (“Disclosing Party”) to the other (“Receiving Party”) and which is treated by the Disclosing Party as confidential or proprietary. Confidential Information does not include information that (a) is in possession of the Receiving Party at the time of disclosure, as reasonably demonstrated by written records and without obligation of confidentiality; (b) is part of the public domain at the time of the Receiving Party’s public disclosure through no fault of the Receiving Party; (c) is received by the Receiving Party from a third party who has no obligation of confidentiality to the Disclosing Party; or (d) is developed independently by the Receiving Party without use of, reference to, or reliance upon the Disclosing Party’s Confidential Information. The Disclosing Party will, to the extent practical, use reasonable efforts to label or identify as confidential, at the time of disclosure all such Confidential Information that is disclosed in writing or other tangible form. Confidential Information of HOVIONE includes, but is not limited to, HOVIONE’s Background Intellectual Property, HOVIONE’s Technology, and HOVIONE’s Improvements, whether or not labeled confidential. Confidential Information of ACHAOGEN includes, but is not limited to, ACHAOGEN’s Background Intellectual Property, ACHAOGEN’s Technology, and Refinements, whether or not labeled confidential. This Agreement shall be Confidential Information of both Parties.

16.2

Restrictions. The Receiving Party agrees (a) to keep confidential the Confidential Information of the Disclosing Party and the terms of this Agreement; (b) not to disclose the Disclosing Party’s Confidential Information to any third party without the prior written consent of such Disclosing Party; and (c) to use such Confidential Information only as necessary to fulfill its obligations or in the reasonable exercise of rights granted to it hereunder. A Receiving Party, however, may disclose Confidential Information of the Disclosing Party to its employees and consultants and to those of its Affiliates, in each case who have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restriction on use. Neither Party will use the other Party’s Confidential Information in support of regulatory filings without the express written consent of the other Party.

16.3

Compelled Disclosure. In the event that the Receiving Party is required (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand, or similar legal or regulatory process, or by rule of any stock exchange or listing entity) to disclose any of the Disclosing Party’s Confidential Information, the Receiving Party shall give the Disclosing Party prompt notice thereof so that the Disclosing Party may seek an appropriate protective order. Recipient shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

reasonably cooperate with the Disclosing Party in its efforts to seek such a protective order.
16.4

Term of Restriction. The obligations of the Receiving Party under this Agreement with respect to each item of Confidential Information that is subject to the nondisclosure and non-use provisions set forth above shall extend for a period of [***] from the date of initial disclosure to the Disclosing Party of such item; provided, however, that with respect to information provided (a) which constitutes chemical structures; or (b) which is in written form under this Agreement and specifically identified by the Disclosing Party as trade secret information, the Receiving Party’s obligations shall extend thereafter until such information no longer constitutes a trade secret under Applicable Laws.

16.5

No Public Disclosure. Except to the extent required by Applicable Laws or any rule of any stock exchange or listing entity and as otherwise provided in this ARTICLE 16, neither Party shall make any public statements or releases concerning this Agreement or the transactions contemplated by this Agreement without obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything herein to the contrary, ACHAOGEN shall be free to use HOVIONE’s name and make mention of the existence of this Agreement as necessary or appropriate in connection with any regulatory filings, approvals, or other regulatory matters, and ACHAOGEN shall be free to disclose information concerning this Agreement as reasonably necessary to ensure and/or exercise its intellectual property rights under this Agreement, and in discussions relating to the Product with potential or actual collaborators/investors and counsel.

16.6

Insider Trading. The Receiving Party acknowledges that during the performance of this Agreement it may come into possession of certain material information about the Disclosing Party or its Affiliates that has not yet been disclosed to the public. The Receiving Party agrees to comply with the rules and regulations of the United States Securities and Exchange Commission, including those relating to insider trading, for as long as the Receiving Party is in the possession of such material, non-public information about the Disclosing Party or its Affiliates. The Receiving Party is hereby notified that it should not trade in securities of the Disclosing Party that might be issued in the future, either on its own behalf or on the behalf of others while in possession of any such material, non-public information.

ARTICLE 17

FORCE MAJEURE

17.1

Effects of Force Majeure. Except for the obligation to pay any amounts due under this Agreement, neither Party shall be held liable or responsible for failure or delay in fulfilling or performing any of its obligations under this Agreement in case such failure or delay is due to any condition beyond the reasonable control of the affected Party including, without limitation, acts of God, acts of war or terrorism, fire, explosion, flood, earthquake, embargoes, shortages, epidemics, quarantines, civil commotion, strikes, or acts, omissions, or delays in acting, by any Governmental Authority (which acts,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

omissions, or delays do not arise from such Party’s breach of this Agreement), and labor disputes (a “Force Majeure Event”). Such excuse shall continue as long as the Force Majeure Event continues. Upon cessation of such Force Majeure Event, such Party shall promptly resume performance hereunder.

17.2

Notice of Force Majeure Event. Each Party agrees to give the other Party written notice, promptly following its first knowledge of any Force Majeure Event, as to the nature thereof, and the extent to which the affected Party expects to be unable fully to perform its obligations hereunder. The Party experiencing any such Force Majeure Event further agrees (a) to use Commercially Reasonable Efforts to promptly correct the Force Majeure Event; (b) to give the other Party periodic updates including notice when it expects to be fully able to perform such obligations; and (c) to continue to perform its obligations to the extent feasible given the Force Majeure Event. In the event a Force Majeure Event continues for more than [***], the non-affected Party may terminate this Agreement upon ten (10) days’ written notice. The Parties acknowledge and agree that in the event of a Force Majeure Event, if ACHAOGEN determines, based upon a convincing demonstration by HOVIONE, that HOVIONE can fulfill its obligations hereunder through the use of an alternate facility owned by HOVIONE at no additional cost to ACHAOGEN or delay relative to ACHAOGEN’s or its Affiliates’ market inventory needs, then HOVIONE may use such facility until such Force Majeure Event has been resolved.

ARTICLE 18

MUTUAL REPRESENTATIONS

18.1	Each Party hereby represents, warrants and covenants to the other Party as follows throughout the Term of this Agreement:
18.1.1

Organization. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation or organization. Such Party has the requisite legal and corporate power and authority to conduct its business as presently being conducted, and as proposed to be conducted by it, and is duly qualified to do business in those jurisdictions where its ownership of property or the conduct of its business requires.

18.1.2

Authority. It has all requisite legal and corporate power and authority to enter into this Agreement and to perform the services contemplated hereunder. All corporate actions on the part of such Party, the boards of directors or managers, or similar governing body of such Party and the equity holders of such Party necessary for: (a) the authorization, execution, delivery, and performance by such Party of this Agreement; and (b) the consummation of the transactions contemplated hereby, have been duly taken.

18.1.3	Binding Obligation. This Agreement is a legally valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

18.1.4

No Conflicts. None of the execution and delivery of this Agreement, the consummation of the transactions provided for herein or contemplated hereby, or the fulfillment by such Party of the terms hereof or thereof, will (with or without notice or passage of time or both): (a) conflict with or result in a breach of any provision of the certificate or articles of incorporation or formation, by-laws, statutes, operating agreement, or other governing documents of such Party; (b) result in a breach, constitute a breach under, give rise to any right of termination, cancellation or acceleration, or require any consent or approval (other than approvals that have heretofore been obtained) of any Governmental Authority or under any of the terms, conditions, or provisions of any material note, bond, mortgage, indenture, loan, arrangement, license, agreement, lease, or other instrument or obligation to which such Party is a party or by which its assets may be bound; or (c) violate any law or regulation applicable to such Party or any of its assets.

18.1.5

Consents and Approvals. All material consents, approvals, qualifications, orders or authorizations of, filings with, or notices to any Governmental Authority or any other person required in connection with such Party’s execution, delivery, or performance of: (a) this Agreement; and (b) the consummation of any other transaction contemplated on the part of such Party hereby, have been obtained, made or given.

18.1.6

No Violation of Law; Permits. Such Party is not in violation of any law or regulation (nor is such Party aware of any violation of any law or regulation by any other person), which violation could reasonably be expected to adversely affect such Party’s performance of its obligations hereunder or the ability of the other Party to realize the intended benefits to such other Party under this Agreement, and, except as otherwise contemplated hereby, such Party holds each of the licenses, permits, approvals, or authorizations necessary with respect to its current business and operations (and its rights and obligations contemplated hereby) in compliance with all laws and regulations.

ARTICLE 19

DISPUTE RESOLUTION

19.1

Dispute Resolution. The Parties recognize that bona fide disputes may arise which relate to the Parties’ rights and obligations under this Agreement. Except as otherwise expressly set forth in this Agreement including, prior to proceeding under Section 19.2, try to settle such dispute amicably among themselves by referring such dispute, controversy or claim (a “Dispute”) (a) to the Development Project Team or the Supply Committee for resolution; and (b) if the Development Project Team or the Supply Committee fails to come to consensus on such Dispute within [***] of referral, then referring such Dispute to the Parties’ respective chief executive officers, or any other executive officer designated by such chief executive officer (the “Executive Officers”). A dispute shall be referred to such Executive Officers upon one Party providing the other Party with written notice of referral of such Dispute to the Executive Officers. The Parties agree to attempt

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

to resolve such Dispute through good faith discussions. If the Executive Officers fail to come to consensus on such Dispute within [***] of receipt of such written notice then either Party is free to initiate the dispute resolution procedures set forth in this ARTICLE 19.

19.2

Arbitration. Except as otherwise expressly set forth in this Agreement, all controversies, disputes, or claims arising out of or relating to this Agreement or any alleged breach hereof, will be settled by binding arbitration administered by the American Arbitration Association (“AAA”) in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association except that, to the extent such rules are inconsistent with this ARTICLE 19, this ARTICLE 19 will control. The following rules will apply to any such arbitration:

(a)	Any demand for arbitration must be made in writing to the other Party.
(b)

There will be [***], [***] and [***]. If the [***] cannot agree on the appointment of the [***] within [***], then the AAA shall select the arbitrator. [***] will have at least (i) [***] of dispute resolution experience (including judicial experience); or (ii) [***] legal or business experience in the biotech or pharmaceutical industry. Any arbitration involving patent rights, other intellectual property rights, or intellectual property will be heard by arbitrators who are experienced in such areas.

(c)

The arbitration will be held in [***], or such other place as the Parties agree. The arbitrators will apply the substantive law specified in Section 21.13 except that the interpretation and enforcement of this arbitration provision will be governed by the United States Federal Arbitration Act, 9 U.S.C. Section 1 et. seq.

(d)

Electronic documents shall normally be furnished on the basis of generally available technology in a searchable format that is usable by the Party receiving it and convenient and economical for the producing Party. When the cost and burden of e-discovery are disproportionate to the likely importance of the requested materials, the arbitrators may deny the requests or require that the requesting Party advance the reasonable cost of production to the other side.

(e)

The arbitrators shall not have the authority to modify any provision of this Agreement or to award punitive damages. In no event shall either party be liable for special, consequential, or incidental damages, or lost profits. The arbitrators shall have the power to issue mandatory orders and restraint orders in connection with the arbitration.

(f)

There shall be a stenographic record of the proceedings. The decision of the arbitrators will be final and binding upon both Parties. The arbitrators will render a written opinion setting forth findings of fact and conclusions of law on each issue. Each Party agrees that, notwithstanding any provision of applicable law, it will not request, and the arbitrators shall have no authority to award damages

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

against any Party that exceed the limits set forth in Section 15.5, to the extent applicable.
(g)	A final award shall be issued no later than [***] from the date the claimant Party files its demand for arbitration.
(h)	The expenses of the arbitration will be [***]. Each Party will [***].
(i)

The award shall be final and binding on the Parties, and judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction. The proceedings and the final award shall be confidential.

(j)	During the continuance of any arbitration proceeding, the Parties shall continue to perform their respective obligations under this Agreement to the greatest extent practicable.
19.3

Arbitrability. The question of arbitrability and whether a claim, dispute, or other matter in question would be barred by the applicable statute of limitations, which statute of limitations also shall apply to any claim or disputes subject to arbitration under this Agreement, shall be determined by binding arbitration pursuant to this ARTICLE 19.

19.4

Injunctive Relief. Notwithstanding anything to the contrary in this ARTICLE 19, a Party may seek immediate injunctive or other interim relief from any court of competent jurisdiction, without resort to dispute resolution under this Article as necessary to enforce and prevent infringement of Intellectual Property Rights owned or Controlled by a Party or its Affiliates, or to prevent breach of ARTICLE 16 (Confidentiality).

ARTICLE 20

BARDA REQUIREMENTS

20.1

Government Projects. For certain Services, ACHAOGEN may engage HOVIONE as a subcontractor to certain projects under the Prime Contract by mutual execution of a Work Plan. Any Work Plan under which HOVIONE is acting as a subcontractor shall be a “Government Project”, and such Government Projects will be expressly identified as such within the applicable Work Plan. For the avoidance of doubt, the commercial Manufacturing and supply of the Product shall not be a Government Project.

20.2

Government Contract Clauses. HOVIONE acknowledges that when performing a Government Project, HOVIONE will be subject to and must abide by the terms set forth at Appendix A known as “Government Contract Clauses.” The Government Contract Clauses shall only be amended by the mutual written agreement of the Parties.

20.3

Government Inspections; Correspondence. Notwithstanding the provisions of ARTICLE 11, in the event the Facility is inspected by representatives of the FDA or other U.S. Government agency, and such inspection relates to HOVIONE’s processes for the Manufacture of the Product or any portion of the Facility directly related to the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Manufacture of the Product, HOVIONE shall notify ACHAOGEN as soon as reasonably practicable, but in no event later than [***] (by telephone, and if possible, in writing) upon learning of such inspection. HOVIONE shall provide ACHAOGEN (which ACHAOGEN will provide to BARDA) with electronic copies of all written materials and correspondence received from or sent to the FDA or other U.S. Government agency relating to any such inspection; provided however, that the documentation contains information relating to any of HOVIONE’s manufacturing process(es) used in the Manufacture of the Product or which may have an effect on HOVIONE’s ability to supply the Product to ACHAOGEN (“Relevant Information”) and provided further, that HOVIONE may redact any information that does not qualify as Relevant Information. To the extent reasonably practicable, HOVIONE shall share with ACHAOGEN drafts of any written materials in advance of submitting such materials to the FDA or other U.S. Government agency so as to allow for review and comment by ACHAOGEN and/or BARDA. The Parties shall consult regarding the nature, extent, duration, and possible impact of such inspection on the development and manufacture of the Product so as to determine whether ACHAOGEN and/or BARDA may have an interest to send representatives to the Facility and be present for any part of such inspection.

20.4

All BARDA requirements applicable to HOVIONE as contained in this Agreement shall only be applicable for so long as ACHAOGEN has ongoing obligations to BARDA.  ACHAOGEN agrees to notify HOVIONE as soon as reasonably practicable for any BARDA requirements that are no longer applicable after commercial launch of the Product.

ARTICLE 21

MISCELLANEOUS

21.1

Independent Contractors. The relationship between ACHAOGEN and HOVIONE is that of independent contractors and nothing herein shall be deemed to constitute the relationship of partners, joint ventures, nor of principal and agent between ACHAOGEN and HOVIONE. Neither Party shall have an express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any third party.

21.2

Cooperation with Collaboration Partner.  HOVIONE acknowledges that ACHAOGEN may have a collaboration partner in conjunction with certain sales of Product outside the United States. HOVIONE agrees to cooperate with such partner as required in matters relating to supply for and regulatory compliance in jurisdictions outside the United States.  ACHAOGEN shall [***].

21.3

Performance by Affiliates. The Parties agree that either Party’s rights or obligations hereunder may be exercised or performed by one or more of that Party’s Affiliates; provided that the Party shall remain liable for the performance of any such obligations by any of its Affiliates.

21.4	Assignment.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

(a)

This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which shall not be unreasonably withheld); provided, however, either Party may, without such consent, assign this Agreement: (i) to an Affiliate whose performance is guaranteed by such Party; or (ii) in connection with the transfer or sale of all or substantially all of the assets of such Party or the line of business to which this Agreement relates. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

(b)

For the avoidance of doubt, in the event ACHAOGEN licenses the Product to one or more third parties, or if ACHAOGEN sells or assigns the business or assets to which this Agreement relates (whether by merger, consolidation, stock sale, asset sale, or otherwise), ACHAOGEN shall not do anything to change the rights and obligations of HOVIONE under this Agreement or to impair HOVIONE’s interests in connection with such assignment. If HOVIONE believes, [***], that any such assignment does impair HOVIONE’s interests, HOVIONE shall have the right to terminate this Agreement by providing ninety (90) days’ written notice to ACHAOGEN (or its assignee or successor) and ACHAOGEN has a further 90 days after the end of written notice of such impairment to cure or ameliorate to HOVIONE’s satisfaction such impairment, if possible.

21.5	Continuing Obligations. Termination, assignment or expiration of this Agreement shall not relieve either Party from full performance of any obligations incurred prior thereto.
21.6

Waiver. Neither Party’s waiver of any breach or failure to enforce any of the terms and conditions of this Agreement, at any time, shall in anyway affect, limit, or waive such Party’s right thereafter to enforce and compel strict compliance with every term and condition of this Agreement.

21.7

Survival. Expiration or termination of this Agreement for any reason shall not relieve either Party of any obligation accruing prior to such expiration or termination, or of any rights and obligations of the Parties that by their terms survive termination or expiration of this Agreement, including, without limitation, Sections 2.7, 8.1, 12.6 and ARTICLE 7 (Ownership and Technology Transfer), ARTICLE 9 (Warranties; Specifications), ARTICLE 11 (Audits), ARTICLE 14 (Recalls; CMC Documentation); ARTICLE 15 (Indemnification; Insurance), ARTICLE 16 (Confidentiality; Insider Trading), ARTICLE 19 (Dispute Resolution), ARTICLE 20 (BARDA Requirements), and this ARTICLE 21 (Miscellaneous).

21.8

Severability. Each Party hereby expressly agrees that it has no intention to violate any public policy, statutory or common laws, rules, regulations, treaty, or decision of any Governmental Authority or executive body thereof of any country or community or association of countries, and that if any word, sentence, paragraph, clause, or combination thereof in this Agreement is found by a court or executive body with judicial powers having jurisdiction over this Agreement or either Party hereto, in a final unappealed order, to be in violation of any such provisions in any country or community

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

or association of countries, such words, sentences, paragraphs, clauses, or combination shall be inoperative in such country or community or association of countries and the remainder of this Agreement shall remain binding upon the Parties, so long as enforcement of the remainder does not violate the Parties’ overall intentions in this transaction.

21.9

Headings and Construction. The headings in this Agreement are for convenience of reference only and shall not affect its interpretation. Both Parties participated equally in the formation of this Agreement, and the language of this Agreement shall not be presumptively construed against either Party

21.10	Exhibits. All exhibits referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.
21.11

Notices. All notices required to be given under this Agreement shall be in writing and shall be delivered personally or sent by: (i) registered or certified mail, return receipt requested; (ii) a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid; or (iii) electronically (with the original sent within [***] by either of the two foregoing manners), and shall be deemed to have been given when delivered if delivered personally, by mail or by courier, or electronically, as the case may be. Any such notices shall be addressed to the receiving Party at such Party’s address set forth below, or at such other address as may from time to time be furnished by similar notice by either Party.

If to HOVIONE:	Hovione LLC 40 Lake Drive East Windsor, NJ 08520 USA Attn: [***] Email:[***]
And to:	[***] Attn: [***] Email: [***]
If to ACHAOGEN:	Achaogen, Inc. 7000 Shoreline Court, Suite 371 South San Francisco, CA 94080 USA Attn: [***] Email: [***]

With a copy to:	Achaogen, Inc. 7000 Shoreline Court, Suite 371 South San Francisco, CA 94080

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

USA Attn: [***]
Email: [***]
21.12

Counterparts. This Agreement and any amendment or supplement hereto may be executed in any number of counterparts, and any Party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement and any such amendment or supplement by any Party hereto will not become effective until counterparts hereof have been executed by both Parties hereto.

21.13

Compliance with Anti-Corruption Practices.  Each Party represents and warrants that it and its subsidiaries, officers, directors, agents, and subcontractors (collectively “Affiliates”) are aware of the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. § 78 et seq.) (“FCPA”).  The Parties have not and will not commit any violation of the FCPA and/or any other anti-corruption or anti-bribery laws applicable to ACHAOGEN or HOVIONE in any other jurisdiction (the FCPA and such other similar laws, collectively, “Anti-Corruption Laws”) or any act or omission which could cause the Parties to be in violation of any Anti-Corruption Laws with respect to any activities related to the Agreement.  Each Party further represents and warrants that it and its Affiliates will not, directly or indirectly, pay, promise to pay, or authorize the payment or giving of anything of value to any official or employee of any government except in exchange for legitimate services provided.

21.14

Governing Law. The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions thereof. The Parties agree that the provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement, and are hereby expressly excluded.

21.15

Entire Agreement. This document, along with the Exhibits, constitute the full understanding of the Parties and a complete and exclusive statement of the terms of the Parties’ agreement with respect to the subject matter herein. Without limiting the generality of the foregoing, this Agreement supersedes in its entirety the Confidentiality Agreement [***], and entered into by and between ACHAOGEN and HOVIONE (it being agreed that disclosures under the Confidentiality Agreement shall be treated confidentially after the Effective Date as though they were made under this Agreement). No terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Agreement shall be binding unless hereafter made in writing and signed by the Parties. No modification to this Agreement shall be effected by the acknowledgment or acceptance of any purchase order or shipping instruction forms or similar documents containing terms or conditions at variance with or in addition to those set forth herein.

21.16

Further Action. Each Party hereto shall take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations, and execute and deliver such further documents as may be

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

reasonably requested by the other Party in connection with the operation of this Agreement.

THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

ACHAOGEN, INC. By: /s/ Blake Wise Title: COO Date: 3/9/17	HOVIONE LIMITED By: /s/ Guy Villax Title: Chief Executive Date: Zurich, 6th March 2017

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 1

Sample Validation Program Work Plan

Work Plan No. C-XX

This Work Plan No. C-[#] (the “Work Plan”), dated _______________ (the “Effective Date”), is by and between Achaogen, Inc., a company with its principal place of business at 7000 Shoreline Court, Suite 371, South San Francisco, CA, USA (“ACHAOGEN”) and Hovione Limited, a company with its principal place of business at Loughbeg, Ringaskiddy, Cork, County Cork, Ireland (“HOVIONE”), and upon execution by both Parties, shall be incorporated into the Validation and Manufacturing Agreement between ACHAOGEN and HOVIONE dated _____ November, 2016 (the “Manufacturing Agreement”). Capitalized terms used in this Order shall have the meanings ascribed to them in the Agreement.

ACHAOGEN hereby engages HOVIONE to provide Services as follows:

1.

Work Plan. This agreement constitutes a “Work Plan” under the Manufacturing Agreement, and this Work Plan and the Services contemplated herein are subject to the terms and provisions of the Manufacturing Agreement.

2.

Services and Payment of Fees and Expenses. The specific services contemplated by this Work Plan (the “Services”) and the related payment terms and obligations are set forth on the following attachments, which are incorporated herein by reference:

SCOPE OF WORKAttachment 1

PROJECT BUDGETAttachment 2

PAYMENT SCHEDULEAttachment 3

3.

Delivery Date. HOVIONE shall [***] deliver to ACHAOGEN [description of the deliverable] by not later than [delivery date(s) or schedule of delivery dates] and a final report by not later than [delivery date(s) or schedule of delivery dates.

4.

Price. As consideration for HOVIONE conducting the Services described in this Order, ACHAOGEN shall pay to HOVIONE an amount not to exceed [Insert written amount; include shipping and taxes, if applicable] US dollars ($ numerical amount])

[Insert payment schedule if not [***].]

5.

Term. The term of this Work Plan shall commence on the Effective Date and shall continue until the Services described in Attachment 1 are completed, unless this Work Plan is terminated in accordance with the following terms:

Exhibit 1-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

a.

Upon termination of a Work Plan under this Section 5(a), HOVIONE will immediately: (i) cease work under the Work Plan; (ii) prepare and submit to ACHAOGEN an itemization of all completed and partially completed deliverables and Services; (iii) deliver to ACHAOGEN any and all work completed under the Work Plan up to the date of termination at the agreed upon prices; and (iv) deliver upon request any work in process.

b.	In no event shall ACHAOGEN be liable for lost or anticipated profits, unabsorbed indirect costs or overhead, or for any sum in excess of the total Work Plan price.
c.

In the event of a material breach of this Work Plan by either Party, the other Party may terminate this Agreement immediately if the material breach is not cured within thirty (30) days’ written notice.

d.	In the event of termination of any Work Plan, ACHAOGEN will compensate HOVIONE for all Services performed thereunder, [***] under this subsection.

If the Manufacturing Agreement is terminated or expires, but this Work Plan is not terminated or completed, then the terms of the Manufacturing Agreement shall continue to apply to this Work Plan until the Work Plan is either terminated or completed.

6.	Project Contacts.

The primary contact at ACHAOGEN will be [name, title], [email], [phone].

The primary contact at HOVIONE will be [name, title], [email], [phone].

7.	Government Projects. Pursuant to ARTICLE 20 of the Manufacturing Agreement, this Work Plan is/is not a “Government Project”.
8.

Entire Agreement. This Work Plan, along with the Attachments and the Manufacturing Agreement, constitute the full understanding of the Parties and a complete and exclusive statement of the terms of the Parties’ agreement with respect to the subject matter herein.

9.	Amendments. No modification, amendment, or waiver of this Work Plan shall be effective unless in writing and duly executed and delivered by each party to the other.

Following the full execution of this Order, any change to the price must be agreed to in writing by the parties. [***]

Exhibit 1-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

ACHAOGEN, INC. By: Title: Date:	HOVIONE LIMITED By: Title: Date:

Exhibit 1-3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 2

Specifications

[TBD]

Exhibit 2-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 3

Quality Agreement

To Be Subsequently Attached
No Later Than March 31, 2017

QUALITY AGREEMENT

between

HOVIONE [***] (hereafter HOVIONE")

and

ACHAOGEN,INC,

located at 7000 Shoreline Court. #371, South San Francisco, CA 94080, United States of

America (hereafter “ACHAOGEN”)

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Exhibit 3-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Approvals

[***]

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Exhibit 3-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Table of Contents

1.	Introduction/Purpose/Scope	6

	Introduction	6

	Purpose	6

	Scope of the Agreement	6

	Product Covered by the Quality Agreement	6

	Applicable Laws	6

	Term of Agreement	7

2.	Definitions and Abbreviations	7

3.	Roles and Responsibilities	8

3.1.	Training	8

3.2.	Facilities	8

3.3.	Manufacturing Equipment	8

3.4.	HAPIs	9

3.5.	Qualification / Validation	9

3.6.	Batch Manufacturing	10

3.7.	Stability	10

3.8.	Controlled Documents	11

3.9.	Change Control	12

3.10.	Retention of records/documentation	13

3.11.	Annual Product Quality Review	13

3.12.	Subcontracting	14

3.13.	Access to Manufacturing Facilities	14

3.14.	Resolution of Quality Issues	14

4.	General Requirements	14

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Exhibit 3-3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.1.	Specifications	14

4.2.	Analytical methods	15

4.3.	Reference standards	15

4.4.	Raw materials	15

4.5.	Starting Materials	16

4.6.	Process Validation Program	17

4.7.	Undesirable contaminants	17

4.8.	Deviations / OOS (incl. stability)	17

4.9.	Reference (Product) and Retention of samples (final Product)	19

4.10.	Storage and Distribution	19

4.11.	Certificate of Analysis	19

4.12.	Product Release	20

4.13.	Reprocessing	21

4.14.	Reworking	21

4.15.	Packaging	21

4.16.	Labelling	21

4.17.	Product Rejection	22

4.18.	Laboratory Control	22

5.	Complaints and Recalls	22

5.1.	Complaints	22

5.2.	Recall	23

6.	Compliance and Regulatory Requirements	23

6.1.	Applicable GMP Standard	23

6.2.	Regulatory documents	24

7.	Audits and Inspections	24

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Exhibit 3-4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

7.1.	ACHAOGEN’s Right to Audit	24

7.2.	Authority Inspections	25

8.	Miscellaneous Provisions	26

8.1.	Assignment	26

8.2.	Related agreements	26

8.3.	Confidentiality	27

8.4.	Choice of Law	27

8.5.	Debarment Certification	27

8.6.	BARDA Requirements	27

8.7.	Entire Agreement	28

8.8.	Amendments and Supplements	28

9.	Contacts	29

10.	List of Appendices	29

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Exhibit 3-5

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

1.	Introduction/Purpose/Scope

Introduction

ACHAOGEN and HOVIONE are Parties to this Quality Agreement (the “Quality Agreement”). The Quality Agreement covers the validation, manufacturing, analytical testing, stability, packaging and supply of the Drug Substance (as defined below), as well as certain regulatory activities for Drug Substance.

Purpose

The purpose of this Quality Agreement is to define the roles and responsibilities of each Party under the Validation and Manufacturing Agreement, between ACHAOGEN and Hovione International Limited, an Affiliate of HOVIONE, still under discussion (the “Manufacturing Agreement”). This Quality Agreement will also define the required technical quality arrangements between HOVIONE and ACHAOGEN for managing the quality systems.

The purpose of this agreement is to establish the Quality Agreement, required by Section 2.4 of the Manufacturing Agreement, regarding the validation, manufacturing, testing, packaging and supply of the drug substance (DS), Plazomicin [***]. This agreement outlines the responsibilities of HOVIONE and ACHAOGEN with respect to the quality of the aforementioned OS and the interface between the parties.

Scope of the Agreement

The scope of this Quality Agreement is to cover the essential quality requirements pertinent to the manufacture of Drug Substance intended to be used as the registration / validation batches, and Drug Substance for commercial production. It includes all aspects of process development, manufacturing, analytical testing, storage, release, stability and regulatory activities. This agreement delineates the responsibilities and the channels of communication between the Parties.

Product Covered by the Quality Agreement

This Quality Agreement covers the following Product

Product: Plazomlcin [***]

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Exhibit 3-6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Applicable Laws

HOVIONE shall manufacture Product and control Product quality in compliance with the technical information provided by ACHAOGEN and in compliance with Applicable Laws.

Term of Agreement

This Quality Agreement shall become effective and binding upon the date of the final approval signature and shall remain in effect until two (2) years after the last delivery of Product by HOVIONE to ACHAOGEN under the Manufacturing Agreement, unless the Parties specifically agree in writing an extension of the Quality Agreement.

2.	Definitions and Abbreviations

Capitalized terms used but not defined herein are used as defined in the Manufacturing Agreement. The following terms (in addition to such other terms as are specifically defined within the Quality Agreement), whether used in the singular or plural, shall have the meanings assigned to them below for purposes of this Agreement:

-

Drug substance (DS): Any substance or mixture of substances intended to be used in the manufacture of a drug (medicinal) product and that, when used in the production of a drug, becomes an active ingredient of the drug product. Such substances are intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment or prevention of disease or to affect the structure or any function of the human body, but does not include intermediates used in the synthesis of such ingredient.

-	HOVIONE’s Quality System: The Quality System for management of facilities, personnel and procedures, including current SOPs.
-

Intermediate Drug Substance (IDS): A material produced during steps of the processing of an Active Pharmaceutical Ingredient (API) or Drug Substance that undergoes further molecular change or purification before it becomes an API. May or may not be isolated.

-	Major/Critical Change: A change to a validated system or process that has the potential to impact Product quality. Additionally, any change that has the potential to impact the regulatory filing.
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Exhibit 3-7

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

-

Major/Critical Deviation: A deviation that has the potential to impact the quality of the Product. Additionally, it includes a deviation that has the potential to impact the stability program or regulatory filing.

-	Out-of-specification (OOS) result: any test result that does not conform to the current specification limit.
-	Raw materials (RM): A general term used to denote starting materials, reagents, excipients, solvents and primary and secondary packaging material intended for use in the production of any DS or DP.
-	Specifications: The analytical release criteria defined in the technical agreement by which the Product will be accepted by ACHAOGEN.
3.	Roles and Responsibilities
3.1.	Training

HOVIONE shall insure that all personnel engaging in the manufacture, testing, processing, packing, or storage of the Product have the required education, training, and experience or any combination thereof, to perform the assigned functions. All training relative to a specific task will be completed prior to the initiation of the task. Training will be conducted with sufficient frequency meeting cGMP requirements applicable to the position and function. Training records shall be readily available for review and audits.

3.2.	Facilities

Facilities shall be properly maintained, including general cleanliness, maintenance and monitoring of water and environmental control systems (as appropriate) per cGMP requirements. HOVIONE shall perform qualification/validation (revalidation requirements), monitoring, calibration and maintenance (preventative and repair) for all plant utility systems, including but not limited to purified water, HVAC, clean steam and process compressed air, and QC equipment. Such work to be conducted within the established timeframes appropriate to the significance of the system and the equipment.

HOVIONE will follow its Facility and manufacturing processes, which are designed and operated to minimize risk of contamination (general), microbial contamination, cross-over contamination (between products) and/or carry-over contamination (between batches of the Product). This includes robust cleaning

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Exhibit 3-8

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

methods for manufacturing equipment, line/room clearance procedures and change-over (between product campaign) procedures. Product shall be manufactured in a GMP manufacturing area.

The product will be manufactured, packaged, labeled, tested, and stored, if agreed upon, at the HOVIONE’s Facility covered by this Quality Agreement. HOVIONE shall not use third parties or other sites for the manufacturing, packaging, labeling, testing and storage of the Product without prior written agreement by ACHAOGEN.

ACHAOGEN must be notified in advance of any modifications to the Facility that directly impact the Product or the Product’s regulatory filings. Modifications that impact the Product’s regulatory filings must be pre-approved by ACHAOGEN.

3.3.	Manufacturing Equipment

All equipment used for the manufacture of Product shall be qualified before use. For all manufacturing, testing, packaging, storage, equipment and facilities, HOVIONE shall operate per written, approved procedures such as equipment qualification/validation, preventative maintenance, instrument calibration, cleaning, and revalidation requirements.

HOVIONE shall perform cleaning verification for manufacturing equipment used for Product manufacturing. For non-dedicated equipment, this shall include potential impact from other products using the same equipment.

All equipment used for the manufacture of the Product shall undergo equipment cleaning per HOVIONE’s Standard Operating Procedures ("SOPs") and requirements and be verified clean by HOVIONE as meeting the required specifications for residual active ingredient and residual cleaning agent before use.

HOVIONE shall be responsible for completing and maintaining records of equipment usage, calibration, qualification and cleaning.

HOVIONE shall notify ACHAOGEN of any Major/Critical Changes or modifications to equipment that directly impact the Product quality and obtain ACHAOGEN’s approval before the equipment is used to Manufacture the Product.

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Exhibit 3-9

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

3.4.	HAPIs

HOVIONE shall not conduct production and handling of highly sensitizing materials (such as penicillins, cytotoxics or cephalosporins) in the equipment being used for the manufacturing of Product. Manufacturing of such materials in the same building being used for the Product is permitted only if performed in a closed and dedicated system.

For any other type of materials manufactured by HOVIONE in the same facilities as used for Product, validated inactivation and/or cleaning procedures and appropriate containment shall be in place.

3.5.	Qualification / Validation

HOVIONE shall insure that equipment qualification, process validation, analytical methods validation and validation of computerized systems, if applicable, are in place and covered by change control. Validation documentation related to the process and/or analytical method validation shall be reviewed and approved by ACHAOGEN. On request, ACHAOGEN will get copies or summaries from the validation reports, as applicable.

3.6.	Batch Manufacturing

All Master Batch Records ("MBR") will be created by HOVIONE, and submitted to ACHAOGEN Technical, Regulatory Affairs (RA) and QA representatives for review and approval. Once approved by both HOVIONE and ACHAOGEN, HOVIONE Manufacturing and QA will submit the MBR to Document Control for approval, issuance and security.

In the event of a deviation that directly impacts product quality during processing, ACHAOGEN Technical and QA Representative shall be notified to ACHAOGEN within [***] and an investigation is to be initiated. Review and approvals of deviation reports are required from both HOVIONE and ACHAOGEN Technical and QA.

Executed batch records ("EBR") shall be reviewed by manufacturing and approved by HOVIONE and ACHAOGEN QA to determine completeness and compliance with all established, approved written procedures and specifications.

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Exhibit 3-10

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Any unexplained discrepancy (including a percentage of theoretical yield exceeding the maximum or minimum percentages if established in MBR) or the failure of a batch to meet any of its specifications shall be thoroughly investigated, and the documentation will become part of the EBR.

HOVIONE will complete the analytical release testing and review of the records and related documents within [***] of the completion of production date. A copy of the HOVIONE reviewed production record and lot-specific analytical results will be sent to ACHAOGEN after HOVIONE review is complete. The final supplied production record should contain copies of the following documents:

•	HOVIONE-reviewed and approved EBR and all supporting documentation (raw material and packaging materials CoA, environment monitoring records, etc.);
•	Deviation or investigation reports related to the lot as required;
•	Release Certificate of Analysis reviewed by HOVIONE QA, including raw data as requested.
3.7.	Stability

HOVIONE is responsible for performing stability studies for the product as per ICH guidelines and ACHAOGEN requirements, approved stability protocols and as per internal procedures.

HOVIONE is responsible for assigning re-evaluation dates to the Product or extending the retest date of the Product and for determining suitable storage and shipping conditions, based upon stability studies and ACHAOGEN approval.

HOVIONE is responsible for generating stability protocols, methods and specifications.

HOVIONE and ACHAOGEN is responsible for approving stability protocols, stability reports, methods and specifications in a timely manner.

HOVIONE will upon request or at least [***] provide updated data from the stability program to ACHAOGEN.

HOVIONE will inform ACHAOGEN if there are any adverse trends that could impact on current retest date.

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Exhibit 3-11

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Stability Protocol: The material will be placed on stability only after the stability protocol for that lot of the Product has been signed and approved by HOVIONE and ACHAOGEN. The number of Batches to be placed on stability will required discussion between Hovione and ACHAOGEN.

Stability Testing & Report: Hovione will conduct the stability testing as per the approved stability protocol and current approved test methods for the lot. After HOVIONE review of the stability results is complete, a copy of the analytical results summary and the updated stability table summarizing all the stability results for that lot with HOVIONE review signatures will be sent to ACHAOGEN Technical and QA Representatives for review and approval. Once the stability study is completed, a final stability report will be prepared by HOVIONE and sent to ACHAOGEN for review and approval.

Deviation/OOS/Other Investigation: In the event of any stability incident, HOVIONE shall communicate issue and proposed actions to ACHAOGEN within [***] of confirmation. HOVIONE shall conduct the investigation per HOVIONE’s SOP and report results to ACHAOGEN as soon as investigation is complete, but not to exceed [***] from confirmation, unless otherwise mutually agreed to.

3.8.	Controlled Documents

All documents used in the production of the Product, from the receiving of raw material to the releasing of the Product are considered controlled documents. Controlled documents consist of the following: receiving documents, test methods, including in-process methods, SOPs, specifications, including in-process specifications, production records, batch records, testing data/records, product reports and protocols, stability protocols and stability reports, and all product support documents. These shall be under revision control (as appropriate) and shall be filed in such a manner as to be traceable. Current SOPs and test methods will be readily accessible to production personnel or QC chemists.

3.9.	Change Control

HOVIONE shall have a documented and effective change control system in place. HOVIONE shall provide advanced notification to ACHAOGEN of any changes to the process, specifications and analytical methods (drug product, API/drug substance, intermediates and Project Specific Raw Materials), storage, labelling,

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Exhibit 3-12

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

primary packaging, stability protocols and equipment, which may have an impact on the quality of the Product, and/or on any regulatory applications related to the Product to allow ACHAOGEN to assess the impact of the change(s) for approval prior to implementation.

Principles:

☐	Product produced by the new process shall not be accepted unless the process change has first been reviewed and approved by ACHAOGEN.
☐	Change requests shall be supported by appropriate technical documents to support the change and to confirm that technical performance has not been altered.
☐	Modifications relating to Product Specifications shall only take place by mutual consent between the Parties.
☐

For those changes required to comply with Applicable Laws and Regulatory Authority requirements, HOVIONE shall promptly notify ACHAOGEN of such requirements after HOVIONE becomes aware of the need for such change.

☐

ACHAOGEN shall assess any change request received from HOVIONE in a timely manner. Unless there are justified scientific and/or compliance reasons to reject the change request, ACHAOGEN shall not unreasonably withhold its approval of the request.

☐	ACHAOGEN is responsible for the submission of all necessary change notifications to all Regulatory Authorities in full compliance with the applicable regulations, respectively.
☐

ACHAOGEN will inform HOVIONE of the receipt of the necessary acknowledgement of the validity of the regulatory notification and, depending on the type of change, the acceptance or approval of the change by the competent authorities.

☐	ACHAOGEN will notify HOVIONE of any changes to the manufacturing process and/or components supplied by ACHAOGEN used for the manufacturing of the product.
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Exhibit 3-13

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

☐	ACHAOGEN will provide to HOVIONE copies of the relevant sections of the INDs or NDAs or other regulatory filings and changes thereof.
☐

ACHAOGEN shall provide advanced notification to HOVIONE of any changes to the process, specifications and analytical methods, storage, labelling, primary packaging, stability protocols, which may have an impact on HOVIONE Quality System and/or on any regulatory applications related to the Product to allow HOVIONE to assess the impact of the change upon the product supplied or its Quality System.

3.10.	Retention of records/documentation

HOVIONE will store the original master batch records, the executed batch records, and all other original documentation that is related to the manufacture of Product and that is required to be maintained under cGMP, protected from destruction and unauthorized access, for the time period outlined below:

☐	DS with retest date: for [***] after the batch is completely distributed by HOVIONE;

HOVIONE will retain the original records related to the manufacture of the Product for the entire term of the Manufacturing Agreement. The documentation shall be kept for a minimum of [***] after the Batch is completed. ACHAOGEN will be notified prior to the destruction of any documents to determine disposition of documents at the end of the specified storage period. Upon termination of the Manufacturing Agreement, HOVIONE will provide upon request ACHAOGEN with the original manufacturing records. For the archiving of data, media, diskettes, etc., the original media and backup copies shall be kept in a separate location protected against damage, destruction, and or disposal during the required time of storage. Data media shall be readable for the entire period that the documentation is retained, and will be compliant with 21 CFR §11, as applicable.

HOVIONE will keep the latest version of test methods and/or Specifications and will invalidate the previous, superseded versions.

3.11.	Annual Product Quality Review

HOVIONE shall conduct [***] Product Quality Review ("PQR.) for the Product, per the requirements of the applicable guidelines as defined in Section 6.1 and any

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Exhibit 3-14

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

additional requirements mutually agreed between the Parties. HOVIONE shall present the findings from its annual PQR to ACHAOGEN in a clear format, which makes it possible to identify quality problems, deviations and trends and/or to substantiate consistent quality of the Product.

3.12.	Subcontracting

HOVIONE will use its established cGMP systems for evaluation, approval and maintenance of all subcontracted services with a cGMP impact on the Product manufactured.

HOVIONE shall not subcontract to a third party any of the work entrusted to them under this Quality Agreement without ACHAOGEN’s prior written approval in accordance with Section 2.9 of the Manufacturing Agreement. If such an agreement is given, HOVIONE shall nonetheless remain fully responsible for the quality of the materials or services provided by subcontractors and for all commitments as agreed upon with this Quality Agreement. This must be assured through quality agreements with the respective subcontractors and technical delivery specifications.

A list of currently approved subcontractors related to the manufacture of the product is provided in Appendix C. In case that HOVIONE would like to use a new subcontractor, this list will be updated and will be review and approved by ACHAOGEN. Any change in subcontracting shall follow the established change control procedure.

3.13.	Access to Manufacturing Facilities

HOVIONE shall have appropriate control procedures in place to ensure that only authorized personnel have access to HOVIONE’s manufacturing facilities.

3.14.	Resolution of Quality Issues

Representatives from both ACHAOGEN and HOVIONE Quality Assurance (QA) departments will be involved in decision-making and resolution of quality issues. All action items and resolutions shall be documented in writing. Any dispute between the Parties arising from or with respect to this Agreement shall be resolved through the Dispute Resolution provisions of the Manufacturing Agreement.

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Exhibit 3-15

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.	General Requirements
4.1.	Specifications

Specifications for the Product are detailed In Appendix B.

All raw materials, starting materials, intermediates, Product packaging materials must be tested and released per approved specifications.

No changes in any Specifications for starting materials, intermediates, or API, starting material sources, Product-specific analytical methods, production records, or any other changes that would affect ACHAOGEN’s current regulatory filings shall be made without prior written approval of ACHAOGEN via the formal change control system (See Section 3.9).

4.2.	Analytical methods

Analytical methods used for testing the product: Compendial analytical methods’ suitability shall be established and documented under actual conditions of use and all others shall be validated prior to use.

Any Major/Critical Changes to these analytical methods shall be approved by ACHAOGEN via a formal change control system (See Section 3.9).

4.3.	Reference standards

All reference standards shall be stored in accordance with the HOVIONE’s recommended storage conditions and used within the assigned expiry or retest date.

HOVIONE or ACHAOGEN is responsible for the purchase and certification of the reference standards.

(In case, HOVIONE is responsible) HOVIONE shall provide to ACHAOGEN reasonable quantities of any non-compendial or not commercially available reference standards necessary to perform the tests included in the Specifications.

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Exhibit 3-16

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

(In case, ACHAOGEN is responsible) ACHAOGEN shall provide to HOVIONE reasonable quantities of any non-compendial or not commercially available reference standards necessary to perform the tests included in the Specifications.

4.4.	Raw materials

HOVIONE shall be responsible for the purchase, storage, handling, sampling, testing and approval or rejection of materials used in manufacturing the Product pursuant to this agreement, except for any material supplied by ACHAOGEN.

HOVIONE shall have in place a vendor qualification program to evaluate the suppliers of critical materials. HOVIONE shall only purchase materials from qualified suppliers. As part of the PQR, HOVIONE shall provide a list of changes in vendors HOVIONE is using to purchase materials and any changes the existing vendors make to the material they are sourcing.

HOVIONE shall utilize approved material inspection plans and testing procedures. The results of this inspection and testing shall be in accordance with specifications filed by ACHAOGEN.

HOVIONE shall inspect and/or test all materials on a batch-by-batch basis.

Raw materials supplied by qualified vendors and those supplied by ACHAOGEN can be subject to reduced testing but a minimum ID testing (or visual examination in case of hazardous or highly toxic raw materials) needs to be performed for each delivery and each lot.

HOVIONE shall store and handle materials used in manufacturing the Product pursuant to this Agreement under appropriate conditions, consistent with cGMPs, all applicable laws, rules and regulations, and industry standards. ACHAOGEN shall inform HOVIONE on the storage conditions of any material supplied to HOVIONE.

HOVIONE shall have all necessary and appropriate controls in place to prevent cross contamination of the raw materials and intermediates used in the manufacture of the Product from other chemicals stored, used, or manufactured by HOVIONE.

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Exhibit 3-17

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

When materials are supplied by ACHAOGEN, HOVIONE shall receive sufficient amount of material to manufacture the quantities of batches ordered. ACHAOGEN warrants that any material supplied to HOVIONE shall comply with the agreed specifications. A Certificate of Analysis and a MSDS shall be submitted to HOVIONE and shall accompany each shipment. The specification in force for the ACHAOGEN-supplied material is attached as Appendix B. ACHAOGEN shall be responsible for the maintenance and storage of appropriate retain samples of any material supplied to HOVIONE.

If HOVIONE believes that any shipment received of ACHAOGEN-supplied material does not meet specification, HOVIONE shall notify ACHAOGEN in writing, including a detailed explanation of the non-conformity. ACHAOGEN shall investigate such alleged non-conformity and, if agrees, such material is not conforming and ACHAOGEN will replace it or the Product will be manufactured at the sole risk of ACHAOGEN. If ACHAOGEN disagrees, it shall be notified to HOVIONE in writing. Consequently, the manufacturing of the Product will be at the sole risk of ACHAOGEN. HOVIONE shall not be responsible for materials defects or not meeting specifications.

4.5.	Starting Materials

The regulatory starting materials of the manufacturing process are [***].

4.6.	Process Validation Program

Program Activities: ACHAOGEN acknowledges and confirms that it has provided or will provide HOVIONE with the most current technical package for the manufacture of the Product, including process, analytical methods, and testing. HOVIONE shall keep and is keeping accurate and detailed records regarding its activities performed in respect of the Validation Program consistent with its internal policies and procedures.

Process Validation: HOVIONE shall conduct the following process validation activities as part of the Validation Program, including:

Validation Master Plan: HOVIONE and ACHAOGEN acknowledge that they will agree, in writing, on a validation master plan for the Process Validation activities to be conducted by HOVIONE (the "Validation Master Plan") and the

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Exhibit 3-18

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

process validation shall not commence until the Validation Master Plan has been approved by both ACHAOGEN and HOVIONE.

4.7.	Undesirable contaminants

HOVIONE shall upon request provide to ACHAOGEN a BSE/TSE certificate for the Product in accordance with the current EMA/410/01 Note for Guidance. The certificate shall indicate if the Product is (are) of human or animal origin, and if materials of human or animal origin are used during the manufacturing process of the Product. An updated BSE/TSE certificate must be issued if the previous statement changes after any change to the manufacturing process which involves new raw materials or for raw materials that have been sourced from a different supplier.

Any contaminants found in the routine analysis will be investigated as per the procedure in place. HOVIONE shall inform ACHAOGEN if there is any investigation as soon as detected and that could impact on product quality.

4.8.	Deviations / OOS (incl. stability)

HOVIONE must have a formal procedure for handling deviations as well as non-conforming laboratory test results (OOS results) that is in accordance with cGMP.

HOVIONE shall notify ACHAOGEN promptly (target: [***] after any Critical Deviation or OOS confirmation, excluding stability results) in the event of any Critical Deviation(s) that can potentially affect the integrity of the Product.

For all confirmed OOS stability test results that indicate that the product has failed to remain within specifications, HOVIONE shall notify ACHAOGEN promptly ([***] after stability OOS confirmation) and provide the stability data. ACHAOGEN may participate in any investigation concerning the OOS results and may need to inform Regulatory Authority. HOVIONE shall implement any agreed corrective and/or preventive actions arising out of the completed investigation report to avoid the reoccurrence of similar issues in the future.

In all cases, HOVIONE shall investigate any confirmed OOS result and forward a copy of the completed investigation report to ACHAOGEN within a reasonable period of time.

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Exhibit 3-19

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

All Product related deviations and OOS shall be reviewed and approved by ACHAOGEN.

Unplanned Deviations

The following procedure for notification and approval will be followed for any unplanned deviation that may have an impact on the quality of the product during the manufacturing, storage or testing of starting materials, intermediates or the Products:

If an ACHAOGEN representative is present on site, HOVIONE will promptly communicate the deviation and proposed corrective action to the representative verbally.

If an ACHAOGEN representative is not present on site, HOVIONE will communicate verbally via telephone or by email to [***] (as a first choice) the deviation and proposed corrective action to ACHAOGEN Technical Representative within [***] or as soon as possible.

OOS Results

HOVIONE shall verbally communicate (via e-mail to [***]) the OOS and proposed actions to ACHAOGEN within [***] and [***] or as soon as possible of confirmation of the OOS. HOVIONE shall conduct the investigation as per their internal OOS procedure and report the results to ACHAOGEN as soon as the investigation is complete, but not to exceed [***] from date of confirmation of OOS, unless otherwise mutually agreed to.

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Exhibit 3-20

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.9.	Reference (Product) and Retention of samples (final Product)

HOVIONE shall store product reference samples to perform at least [***] full specification analyses, in containers that are equivalent to or more protective than the commercial packaging. Samples are to be retained for the time period outlined below:

☐	General Starting Materials at least for [***] after the batch release by HOVIONE (other than water, compressed gases, cleaning solvents and highly volatile compounds) if their stability allows;
☐	API/Drug Substance Starting Material at least for [***] after the expiration date of the last batch of the drug substance;
☐	Product with retest date: for [***] after the Batch is completely distributed by HOVIONE;

HOVIONE shall store final Product retention sample, representative from the Batch for identification purpose. The quantity of retention samples shall allow at least [***] full specification analyses.

HOVIONE shall make Product retention samples available to ACHAOGEN promptly upon ACHAOGEN’s justified request.

The samples shall be stored in a controlled manner until further authorization by ACHAOGEN. HOVIONE shall notify ACHAOGEN prior to destroying retain samples.

4.10.	Storage and Distribution

HOVIONE shall make commercially reasonable efforts to exclude, during packaging, storage, and shipping of the Product, the possibility of deterioration, contamination, or mix-ups with any other material.

Per shipment HOVIONE shall provide an up-to-date MSDS to ACHAOGEN, and a certificate of analysis.

This agreement does not absolve HOVIONE from complying with any legal requirements in relation to the transportation of the product.

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Exhibit 3-21

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.11.	Certificate of Analysis

A Certificate of Analysis is required for each Batch of Product shipped on behalf of ACHAOGEN.

The Certificate of Analysis shall be produced by a computer system which provides a degree of control equivalent to that given by a signature. The Certificate of Analysis states that the batch is suitable for release, and it shall include- as a minimum:

☐	HOVIONE name, address and telephone number,
☐	Product name and grade (if applicable),
☐	HOVIONE batch/lot number,
☐	Reference to the Specification (approved current version),
☐	Test parameters and corresponding specification requirements,
☐	Test results (numerical, where applicable) for each chemical, physical or microbiological test performed,
☐	Date of manufacture, retest date and release date of the Product (if applicable).
☐	A statement that the batch was:
o	analyzed in accordance with the tests listed in the Certificate of Analysis and conforms to the latest HOVIONE specification;
o	produced in accordance with the current Good Manufacturing Practices.
4.12.	Product Release

HOVIONE will perform initial review of EBR and lot-specific related documents. Review and approval by HOVIONE QA must include closure/resolution of all associated deviations and/or out-of-specification (OOS) related to the batch. Once HOVIONE QA has approved the production documentation, the documentation will be forwarded to ACHAOGEN.

HOVIONE Quality Assurance Director/delegate or Qualified Person (depending if it is a Drug Substance or Drug Product and the HOVIONE site local law) has the responsibility to release the Product for disposition by ACHAOGEN.

HOVIONE shall not ship any Product to any destination, as identified by ACHAOGEN, until the product is dispositioned by ACHAOGEN for shipment,

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Exhibit 3-22

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

unless prior written approval has been received from ACHAOGEN to perform such a shipment under quarantine.

Unless otherwise authorized by ACHAOGEN, HOVIONE shall not deliver to any destination any product under quarantine conditions.

HOVIONE shall be responsible for the issuance of a product Certificate of Analysis per batch (see also Section 11.2).

HOVIONE shall answer all inquiries for the batch quality as promptly as possible; and make the complete batch documentation available to ACHAOGEN upon its and/or a Regulatory Authority’s request.

4.13.	Reprocessing

Reprocessing shall be performed per the current regulatory dossier, if applicable, and reported to ACHAOGEN. Reasons for reprocessing shall be investigated, and the results shall be communicated to ACHAOGEN.

Reprocessed Batches shall be reported and agreed with ACHAOGEN.

4.14.	Reworking

Reworking is only possible after approval by ACHAOGEN. Any reworking process shall be validated. Additional stability tests and analytical testing of reworked Batches may be required.

Reworked Batches shall be reported and approved by ACHAOGEN. Reworking process could be part of the experience through process development.

4.15.	Packaging

The following shall apply to the packaging of the final product:

The specifications for packaging materials including tamper evident seals must be in accordance with the regulatory documentation related to the product.

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Exhibit 3-23

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.16.	Labelling

HOVIONE shall comply with the requirements related to labelling:

☐	Master of shipping label shall be approved by ACHAOGEN
☐	Labelling operations shall be conducted to prevent mix ups,
☐	Labels shall be checked for accuracy before application.

The shipping label may include additional information (e.g., ACHAOGEN material code); details may be defined in the supply agreement if required by ACHAOGEN.

This agreement does not absolve HOVIONE from complying with any legal requirements in relation to the transportation of the product.

4.17.	Product Rejection

If there is any issue which likely to cause rejection of the Product, ACHAOGEN shall communicate to HOVIONE as soon as possible, but in any case, within [***] of release of the Product from HOVIONE to ACHAOGEN.

4.18.	Laboratory Control
•

General: Any specifications, standards, sampling plans, test procedures, validation protocols, reports or other laboratory control mechanisms, including any change in such specifications, standards, sampling plans, test procedures, or other laboratory control mechanisms, should be prepared and approved by HOVIONE.

•	Laboratory Equipment: All laboratory equipment used to perform cGMP operations should be calibrated/qualified and maintained in a controlled state by HOVIONE.
•	Reference Standards: See Section 4.3.
•	Specifications: See Section 4.1.
5.	Complaints and Recalls
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Exhibit 3-24

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

5.1.	Complaints

All complaints related to the Product reported, regardless of source (e.g., consumers, doctors, pharmacists, sales representatives) shall be handled by ACHAOGEN. If a complaint relates to the activities or processes carried out or controlled by HOVIONE, ACHAOGEN shall communicate the complaints to HOVIONE.

HOVIONE shall be responsible for recording and Investigating all quality-related complaints on the Product and will maintain the complete complaint database and complaint files, as per internal procedures.

HOVIONE shall complete their investigation and respond to ACHAOGEN in writing to all complaints within [***] of receipt.

A formal written report on the complaint detailing identifiable root causes and corrective and preventive actions where applicable shall be prepared by HOVIONE and sent to ACHAOGEN.

In case the investigation could not be finalized within [***], HOVIONE shall provide an interim report to ACHAOGEN. HOVIONE is responsible for implementing a corrective and/or preventive action plan to correct any deficiencies identified during an investigation.

ACHAOGEN shall make relevant information and samples of the affected product available to assist HOVIONE investigation.

HOVIONE shall provide complaint files for ACHAOGEN product to ACHAOGEN within [***], if they are required during a Regulatory Authority inspection.

5.2.	Recall

If HOVIONE believes that a recall of the product may be necessary or appropriate, HOVIONE shall immediately, i.e. within [***], notify ACHAOGEN. The Parties will take joint decisions on the disposition of the Product or user information, where required.

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Exhibit 3-25

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

ACHAOGEN is responsible for the final decision and the coordination of any recalls or field alert activities.

HOVIONE shall provide any information required by ACHAOGEN relating to recall or field alert activities within [***] of the request, if such information is readily available at HOVIONE.

HOVIONE shall not initiate any notifications to health authorities concerning a (potential) nonconformance without the prior agreement of ACHAOGEN.

HOVIONE shall collaborate, if needed, in any recall of a defective Batch of Product.

HOVIONE and ACHAOGEN shall immediately inform each other of any recall actions concerning the Product. Relevant contact persons are listed in Quality contacts.

6.	Compliance and Regulatory Requirements
6.1.	Applicable GMP Standard

HOVIONE shall manufacture the Product in compliance with current Good Manufacturing Practices of all applicable health authorities including without limitation, the FDA applicable rules, regulations, guides and guidance, such as 21 CFR Parts 11, 210-211, the EU GMP Guide Part I and/or Part II and respective guidance documents and ICH respective guidance including but not limited to ICH Q7 and legislation of other countries, as applicable.

6.2.	Regulatory documents

ACHAOGEN shall be responsible for preparation of registration documents related to Product and submission of such registration documents to any Regulatory Authority, including maintaining such submissions (hereafter altogether called ‘Regulatory Submissions’).

Upon request by, and in mutual consultation with ACHAOGEN, HOVIONE shall be responsible for preparation of documentation on manufacture of Product as required for the Regulatory Submissions of ACHAOGEN, limited to HOVIONE’s activities under this agreement.

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Exhibit 3-26

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

ACHAOGEN shall provide portions of Regulatory Submissions, related to Product and HOVIONE’s activities performed under this agreement, to HOVIONE for review and written consent, prior to submission to any Regulatory Authority.

HOVIONE shall review and comment to ACHAOGEN on such portions of Regulatory Submissions, within [***] from receipt or other period previously agreed by the Parties.

ACHAOGEN shall, upon submission to any Regulatory Authority, provide HOVIONE with current copies of portions of Regulatory Submissions, including amendments and supplements thereto, related to the Product and HOVIONE’s activities performed under this Quality Agreement.

HOVIONE shall provide, in mutually agreed timelines, all other information related to the product that ACHAOGEN may reasonably request for its Regulatory Submissions, including any data for annual reports (e.g. annual stability reports for the product.

When a change is known to require, or has the potential to require a Regulatory Submission, ACHAOGEN will develop a joint strategy to secure the appropriate regulatory approval prior to implementation of the change at HOVIONE and ACHAOGEN. For change control see Section II.3 of Manufacturing Agreement.

7.	Audits and Inspections
7.1.	ACCHAOGEN’s Right to Audit

Routine GMP audit: In accordance with Article 11 of the Manufacturing Agreement, HOVIONE shall allow ACHAOGEN’s representatives including but not limited to third party audit companies under the scope of audit sharing programs (e.g. Rx-360, API Institute), to carry out the routine GMP audit. [***] during the routine GMP audit, HOVIONE shall permit ACHAOGEN all reasonable access to the manufacturing, packaging, warehousing and laboratory areas related to the manufacture of the Product including pertinent documentation.

The results of the audit and the observation(s) shall be sent to HOVIONE by means of a written report. HOVIONE will ensure a satisfactory follow up to the observations made during the audit performed by the ACHAOGEN within [***]

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Exhibit 3-27

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

after receipt of the report, and take corrective/preventive actions designed to address non-conformities with the applicable guidelines and mutually agreed upon by the Parties. All other observations shall be evaluated and actions may be defined and implemented if considered that they bring added value to HOVIONE Quality System.

The frequency of the routine GMP audit shall depend upon the results of the audit and the quality performance of HOVIONE. In the absence of any Major/Critical Changes or Critical Deviations being found by ACHAOGEN’s audits or reported by HOVIONE, the frequency shall be not more than [***] targeting every [***].

For-Cause Audit: In accordance with Section 11.3 of the Manufacturing Agreement, HOVIONE shall permit ACHAOGEN and its representatives to perform a for-cause audit for certain causes including whenever any Major/Critical Changes or /Critical Deviations have been identified. HOVIONE shall permit all reasonable access to the plant area and to all data and documents related to the product with the objective to understand the root cause and to define corrective and/or preventive actions with the collaboration of the ACHAOGEN. HOVIONE shall work with any permitted subcontractors to ensure that the appropriate agreements are in place to allow ACHAOGEN to participate in any for-cause audit related to the subcontractor’s performance, if so required.

Person-In-Plant: HOVIONE shall permit ACHAOGEN to have manufacturing, technical and/or quality representatives present during the Product’s manufacturing and processing operations. ACHAOGEN shall provide prior notification of their intention to witness the production. No more than [***] ACHAOGEN representatives will be permitted to be present in the manufacturing area, and only [***] in the actual processing room. ACHAOGEN representatives in the plant shall adhere to HOVIONE quality and safety procedures. HOVIONE shall also provide a key contact person at their facility to communicate the production and product quality related issues during the production.

7.2.	Authority Inspections

In accordance with Section 11.1 of the Manufacturing Agreement, HOVIONE shall notify ACHAOGEN of regulatory inspections that relate to the Product. During the Pre-Approval Inspection (PAI), not more than [***] representatives from ACHAOGEN may be on-site for consultation purposes only (direct

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Exhibit 3-28

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

interaction with Regulatory Agency personnel is the sole responsibility of HOVIONE).

HOVIONE shall release any records required to be made available to the inspecting or inquiring authority by law or regulation, but shall not release any ACHAOGEN’s Confidential Information not required by law to be provided for inspection or copying without specific written consent of ACHAOGEN.

Each party shall promptly notify the other of any information or notice it receives or becomes aware of, including without limitation, any threatened or pending action by the FDA or other regulatory authority, concerning the safety or efficacy of the API. ACHAOGEN will notify HOVIONE of any regulatory actions on the APIor ACHAOGEN that may impact HOVIONE.

HOVIONE shall reasonably assist ACHAOGEN in its efforts to secure and maintain government regulatory filings for the Product and shall participate as is reasonably necessary in resolving the concerns of FDA or other regulatory authority arising with respect to HOVIONE’s manufacture of the Product for ACHAOGEN.

8.	Miscellaneous Provisions
8.1.	Assignment

Neither Party shall have the right to assign any or all its rights or obligations under this Quality Agreement without the other Party’s prior written consent, which consent shall not unreasonably be withheld. The foregoing notwithstanding, prior written consent shall not be required (i) in case of an assignment of rights or obligations to an Affiliate of the assignor (optional extension: provided that the assignor procures that any such Affiliate assigns such rights back to the assignor immediately before ceasing to be an Affiliate of the assignor), or (ii) in connection with a merger, consolidation, or a sale of all or substantially all of party’s assets to a third Party, except if such merger, consolidation or sale is with a competitor of the other Party.

8.2.	Related agreements

In the event of a conflict between any of the provisions of the Manufacturing Agreement and the Quality Agreement with respect to quality-related activities, including compliance with cGMP, the provisions of the Quality Agreement shall

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Exhibit 3-29

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

control. In the event of a conflict between any of the provisions of the Manufacturing Agreement and the Quality Agreement with respect to any commercial or other matters, including the allocation of risk, liability, and financial responsibility, the provisions of the Manufacturing Agreement shall control.

8.3.	Confidentiality

All communications and documentation exchanged between the Parties, including the terms of this Agreement, shall be considered proprietary and confidential, and its use is subject to the terms and conditions of the Manufacturing Agreement.

Each Party may share with the other Party and Affiliates copies of confidential documents to facilitate their mutual understanding and in support of the development and quality activities under this Quality Agreement. Neither Party shall use the other Party’s Confidential Information in support of regulatory filings without the express written consent of the other Party.

8.4.	Choice of Law

The Parties agree that this Quality Agreement shall be governed by and construed in accordance with the law applicable to the Manufacturing Agreement.

8.5.	Debarment Certification

Neither HOVIONE nor any of its officers or employees, nor any other person, consultant or contractor used by HOVIONE to perform Manufacturing or Services under this Quality Agreement is: (a) an individual who has been debarred by the FDA pursuant to section 306 of the FDCA, 21 U.S.C. § 335a ("Debarred Individual"), (b) a corporation, partnership or association that has been debarred by FDA pursuant to section 306 of the FDCA, 21 U.S.C. § 335 a ("Debarred Entity"), or (c) the subject of an FDA debarment investigation or proceeding (or similar proceeding of another regulatory agency); and HOVIONE will not retain or employ any personnel, and will not knowingly use the services of any contractor or consultant, who is debarred by the FDA or who is the subject of an FDA debarment investigation or proceeding (or similar sanction or investigation by another regulatory agency) in connection with performing any Manufacturing or Services. HOVIONE has no knowledge of any circumstances which may affect the accuracy of the foregoing representation, including, without

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Exhibit 3-30

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

limitation, any FDA investigations of, or debarment proceedings against, HOVIONE or any person or entity performing services or rendering assistance which is in any way related to activities taken pursuant to this Agreement. HOVIONE shall notify ACHAOGEN in writing as soon as possible if HOVIONE, at any time during the Term, becomes aware of any such circumstances.

8.6.	BARDA Requirements

For certain Services, including those covered by this Quality Agreement, ACHAOGEN may engage HOVIONE as a subcontractor to certain projects under the Prime Contract by mutual execution of a Work Plan. Any Work Plan under which HOVIONE is acting as a subcontractor shall be a "Government Project", and such Government Projects will be expressly identified as such within the applicable Work Plan.

8.7.	Entire Agreement

This Quality Agreement and the Manufacturing Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all other prior agreements, understandings, warranties, or any other representation between the Parties with respect thereto. If there is a conflict between the terms of this Quality Agreement and the Manufacturing Agreement, the terms of the Manufacturing Agreement shall govern on all matters except quality, in which cases this Quality Agreement shall govern.

8.8.	Amendments and Supplements

Any amendment or supplement to this Quality Agreement shall be documented and approved in writing by both Parties.

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Exhibit 3-31

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

9.	Contacts

HOVIONE

[***]

ACHAOGEN

[***]

10.List of Appendices

Appendix A – Responsibility Matrix

Appendix B – Product specification

Appendix C – Subcontractors list

Appendix D – Quality Agreement change control record

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Exhibit 3-32

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Appendix A

Responsibility Matrix

[***]

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Exhibit 3-33

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

1 – When material is supplied by ACHAOGEN

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Exhibit 3-34

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

[***]

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Exhibit 3-35

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Signatories

[***]

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Exhibit 3-36

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

APPENDIX B

Product Specification (Current Spec Doc. [***])

Test Name	Specification
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Informative tests
[***]	[***]
[***]	[***]

HQ.QSD.MA711.4.EN – [***] – Contract Manufacturing Prepared based on APIC version [***] HOVIONE/ACHAOGEN – version 00 – [***]	37 of 40

Exhibit 3-37

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Signatories

[***]

HQ.QSD.MA711.4.EN – [***] – Contract Manufacturing Prepared based on APIC version [***] HOVIONE/ACHAOGEN – version 00 – [***]	38 of 40

Exhibit 3-38

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

APPENDIX C

Subcontractors list

Service(s) Provided	Company name and address

Storage of Stability Samples	[***]

Determination of elemental impurities, By ICP-MS-Final Product Release	[***]

Signatories

[***]

HQ.QSD.MA711.4.EN – [***] – Contract Manufacturing Prepared based on APIC version [***] HOVIONE/ACHAOGEN – version 00 – [***]	39 of 40

Exhibit 3-39

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

APPENDIX D

Change Control

Revision no.	Reason	Effective date
000	First execution of this Agreement.

Signatories

[***]

HQ.QSD.MA711.4.EN – [***] – Contract Manufacturing Prepared based on APIC version [***] HOVIONE/ACHAOGEN – version 00 – [***]	40 of 40

Exhibit 3-40

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 4

Certificate of Analysis

See attached.

Exhibit 4-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 5

Project Specific Raw Materials

[***]

[***]

Long lead time raw material:

•	[***]

The Project Specific Raw Materials in Exhibit 5 are included in Raw Materials.

Exhibit 5-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 6

Starting Materials

[***]

[***]

[***]

Exhibit 6-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 7

Pricing and Production Performance

AND MINIMUM ANNUAL COMMITMENT

[***]

validation campaign based on the average process performance. Accordingly, all amounts are subject to change pending confirmation following completion of the Validation Process campaigns.

All forecasting and ordering lead-times set out in the Agreement shall take production performance into consideration [***]. For clarity a delivery date in a purchase orders shall be defined as [***]

[***]

Exhibit 7-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

EXHIBIT 8

TABLE OF WORK PLANS

[***]

Exhibit 8-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

Exhibit 9

Program Work PLAN - WORK Plan No. C-1

[***]

Work Plan No. C-01

Version [***]

[***]

Reference:    [***]

This Work Plan No. C-01 (the “Work Plan”), dated [***] (the “Order Date”), is by and between [***] Hovione Limited, (“Hovione”) and Achaogen, Inc., a Delaware corporation, having a principle place of business at 7000 Shoreline Court, Suite 371, South San Francisco, California 94080, U.S.A. ("Customer"), and upon execution by both parties, shall be incorporated into the Validation and Manufacturing Agreement between Customer and Hovione Limited with an effective date of [***] (the “Agreement”). Customer, [***] and Hovione Limited hereby acknowledge and agree to all terms in both this Work Plan and the Agreement. Capitalized terms used in this Work Plan shall have the meanings ascribed to them in the Agreement.

1.	Background:

This Work Plan is based on Hovione’s historical experience with the Plazomicin [***] program and on detailed discussions between the Customer and Hovione’s project teams. All information and content herein reflects information known at the time of the Order Date.

The Validation Program for Customer’s proprietary compound Plazomicin [***] (the “Product”) will occur at Hovione’s Loures site in Portugal (the “Facility”). Assuming that all process optimization and PAR/NOR activities are completed in a timely manner, the anticipated start date for the Validation Program of the Product will be [***] with completion of the Manufacture of the Validation Program anticipated for [***]. Since [***], [***]. For sake of clarity, the [***] are covered under separate Work Plans executed under the Master Services Agreement between Customer and Hovione International Limited with an effective date of [***], amended on [***] and on [***] (collectively, the “MSA”), and are not included herein.

Achaogen-Hovione Validation and Manufacturing Agreement	1
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

The scale of the Validation Program in this Work Plan is anticipated to be [***] per Batch.

This Work Plan does not include any [***]. If such work is requested, it will be covered in a separate Work Plan(s).

2.	Tasks:

This Work Plan covers the Product Validation Program to be run in the projected equipment train [***] at the Facility. The reserved equipment train during the below- listed timeslot will be used to perform the Validation Program of the Product. It is anticipated that this Validation Program will consist of [***] engineering batch followed by [***] validation batches [***]. It is anticipated that all [***] batches will target the same batch size. It is also anticipated that a Demo run of the [***] step will be run at [***] to [***], prior to conducting the engineering batch’s [***] step. At the time that this Work Plan is issued, the projected batch size is confirmed to target [***]. The total targeted output for this validation campaign is [***].

3.	Timeline:

Hovione confirms that the Product Validation Program would start in [***] (subject to PO issuance). The deadline for delivery of the Final Validation Report (the “Final Deliverable”) to Customer is [***] (the “Deadline”). Any changes to the timeline shall be made in writing signed by both Parties.

At the time this Work Plan was prepared, the following is anticipated:

•	It will take approximately [***] to execute the demonstration/engineering batch [***] and approximately [***] to execute the [***] validation batches [***].
•	Following completion of manufacture, QC/QA release testing is expected to take [***] weeks.
•	Campaign report writing (PVR, CVR) is expected to take at least [***] weeks after the batches are completed.
•	Upon execution of this Work Plan, Hovione will reserve a minimum of a [***] of production time for Customer’s validation campaign of [***].

Achaogen-Hovione Validation and Manufacturing Agreement	2
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

4.	Deliverables:

Hovione shall prepare the following deliverables for Customer under this Work Plan (collectively the “Deliverables”).

•	[***] Demonstration batch of [***] of [***], based on an input of [***] (previously manufactured at Hovione) under GMP Commercial conditions (suitable for Validation and Commercial supply)
•	[***] Engineering batch of [***], based on an input of [***], produced under GMP Commercial conditions (suitable for Validation and Commercial supply)
•	[***] Process Validation batches of [***], based on an input of [***] per batch, produced under GMP Commercial conditions (suitable for Validation and Commercial supply)
•	Testing of the [***] batches including a CoA for each batch and the completed batch records in the release package
•

VMP (Validation Master Plan), [***] PVPs (Process Validation Protocols), [***] PVRs (Process Validation Reports), [***] CVPs (Cleaning Validation Protocols), CVR (Cleaning Validation Reports), FVR (Final Validation Report)

•	Master Batch Production Records
•	Completed Batch Production Records
•	Campaign summary report
5.	Compensation and Payment Terms
5.1	Labor & Equipment

In consideration of these Services performed by Hovione, Achaogen shall pay Hovione [***] for the Tasks outlined in Section 2 and the Deliverables set forth in Section 4 (the “Service Fees”).

5.2	Reports and Deliverables

All Deliverables are included in the Service Fees above.

5.3	Project Specific Materials

Project Specific Materials are raw materials and reagents (including solvents) used in the conduct of the tasks described in Section 2 and that

Achaogen-Hovione Validation and Manufacturing Agreement	3
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

Hovione must procure specifically in the course of the project to conduct the Services.

The total cost of Project Specific Materials described in this Work Plan shall not exceed [***] where a maximum of [***] is for the procurement of [***], where a maximum of [***] is for the procurement of [***] of the [***] and a maximum of [***] for procurement of [***].

Hovione will not use Project Specific Materials on any other project. Project Specific Materials may be shipped to Achaogen at Achaogen’s written request and expense.

General Chemicals, Materials, and Supplies constitute items such as [***] which are used routinely in all operations and widely across projects at Hovione. The total cost for General Chemicals, Materials and Supplies is approximately [***].

5.4	Shipping

[***]. Hovione will use a dedicated shipping account provided by Achaogen for these charges. Compounds will be shipped by [***] unless otherwise requested by Achaogen. Hovione estimates that the shipping costs inclusive of customs, shipping and packing materials will not exceed [***]. [***].

All materials shipped by Hovione on behalf of Achaogen will follow [***].

5.5	Travel Costs

The fee above does not account for nor does it include any travel costs. Customer will only reimburse Hovione for reasonable out-of-pocket expenses actually incurred in connection with the Services that are approved in writing in advance by Customer and supported by receipts and documentation. All out-of-pocket expenses shall be invoiced to Customer without mark-up.

Achaogen-Hovione Validation and Manufacturing Agreement	4
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.6	Other Costs

Not applicable at the time of Work Plan issuance. If Other Costs need to be incurred, these will be discussed and agreed in writing by both the Customer and Hovione prior to their expenditure.

5.7	Invoices

Payment will be made according to the terms of the Agreement, and as outlined below.

5.7.1	Milestones: Hovione will invoice Achaogen according to the following payment milestone schedule:
5.7.1.1.	[***] of this Work Plan and issuance of the PO, Hovione will issue an invoice for [***].
5.7.1.2.	[***] Master Batch Records for Achaogen’s review, Hovione will issue an invoice for [***].
5.7.1.3.	[***] of the Validation Master Plan (VMP) and Process Validation Protocols (PVP) for [***], Hovione will issue an invoice for [***].
5.7.1.4.	[***] of the [***] of [***], Hovione will issue an invoice for [***].
5.7.1.5.	[***] of the [***] of [***], Hovione will issue an invoice for [***].
5.7.1.6.	[***] of the [***] of [***], Hovione will issue an invoice for [***].
5.7.1.7.	[***] of the [***] of [***], Hovione will issue an invoice for [***].
5.7.1.8.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.9.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].

Achaogen-Hovione Validation and Manufacturing Agreement	5
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-5

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.7.1.10.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.11.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.12.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.13.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.14.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.15.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.16.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.17.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.18.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.19.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.20.	[***] of the [***] of [***] to [***], Hovione will issue an invoice for [***].
5.7.1.21.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.22.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.23.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.24.	[***] of the [***], Hovione will issue an invoice for [***].

Achaogen-Hovione Validation and Manufacturing Agreement	6
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.7.1.25.	[***] of the [***], Hovione will issue an invoice for [***]
5.7.1.26.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.27.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.28.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.29.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.30.	[***] of the [***], Hovione will issue an invoice for [***].
5.7.1.31.	[***] of the [***], Hovione will issue an invoice for [***].

5.7.2 Project Specific Materials and Shipping. Hovione will issue invoices for reimbursement of Project Specific Material and shipping costs as these costs are incurred.

5.7.2.1.	[***] of this Work Plan, Hovione has purchased [***] of Project Specific Materials.
5.7.2.2.	In reference to the [***], Hovione has purchased [***].
5.7.2.3.	In reference to [***], Hovione has purchased [***].
5.7.2.4.	In reference to [***], Hovione has purchased [***].
5.7.2.4.	[***], Hovione will invoice Achaogen the remaining budget for Project Specific Materials, which will not exceed [***], without Achaogen’s prior written consent.
5.7.2.5	[***], Hovione will invoice Achaogen up to [***] for shipping costs incurred during the campaign.

5.7.3. Invoice Markings. All invoices for payments to be made to Hovione for services under this Exhibit shall be marked with:

5.7.3.1.	the following unique Purchase Order number: .
5.7.3.2.	the statement “Work Plan C-01 entitled, [***].”

Achaogen-Hovione Validation and Manufacturing Agreement	7
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-7

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

6.	Ceiling Price

The ceiling price for the services covered under this Work Plan C-01 is [***] of which no more than [***] shall be for services (6.1), [***] for the final report (6.2), [***] for General and Project-Specific Materials (6.3), and [***] for shipping costs (6.4). Achaogen shall not be obligated to pay Hovione any amount in excess of this ceiling price, unless and until an additional agreement that raises this price has been negotiated and signed by both Parties.

Under Work Plan [***], Customer has paid Hovione a reservation fee of [***]. The monies paid under Work Plan [***] have been applied to the ceiling price in this Work Plan C-01 (in particular they have covered the cost of the General and Project-Specific Materials (6.3) in the amount of [***]. The total invoiceable amount under this Work Plan is [***].

7.	Government Sponsored Project:

Pursuant to Article 20 of the Manufacturing Agreement, this Work Plan is a “Government Project”.

8.	Commercial Contact:	Project Management Contact:
	Hovione:	Hovione:
	[***]	[***]
	Tel: [***]	Tel: [***]
	[***]	[***]

	Achaogen:	Achaogen
	[***]	[***]
	Tel: [***]	Tel: [***]
	[***]	[***]
9.	Term:
9.1

The term of this Work Plan shall commence on the Order Date and shall continue until the Services described in Section 2 are completed, unless this Work Plan is terminated in accordance with the following terms:

(a)	Upon termination of a Work Plan under Section 3(a), Hovione will immediately: (i) cease work under the Work Plan; (ii) prepare and submit to Customer an itemization of all completed and partially

Achaogen-Hovione Validation and Manufacturing Agreement	8
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-8

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

completed deliverables and Services; (iii) deliver to Customer any and all work completed under the Work Plan up to the date of termination at the agreed upon prices; and (iv) deliver upon request any work in process.

(b)	In no event shall Customer be liable for lost or anticipated profits, unabsorbed indirect costs or overhead, or for any sum in excess of the total Work Plan price.
(c)

In the event of a material breach of this Work Plan by either Party, the other Party may terminate this Agreement immediately if the material breach is not cured within thirty (30) days’ written notice.

(d)	In the event of termination of any Work Plan, Customer will compensate Hovione for all Services performed thereunder, as well as [***], provided Hovione [***].
9.2

If the Agreement is terminated or expires, but this Work Plan is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Plan until the Work Plan is either terminated or completed.

9.3	If this Work Plan is cancelled after [***] and before the planned start date of the Validation Campaign, Customer will compensate Hovione with [***] of the total value of this Work Plan [***].
9.4

If this Work Plan is cancelled after the start of the Validation Campaign, a cancellation fee of [***] of the total value of this Work Plan [***] plus [***] of the Work Plan value for each started and completed batches.

10.	Miscellaneous:
10.1	Each Party represents that it has full power and authority to enter into this Work Plan.
10.2

This Work Plan, together with the Agreement, sets forth the entire understanding among the Parties with respect to the subject matter of this Work Plan. This Work Plan supersedes all previous oral or written agreements and understandings on this subject matter between the Parties or their respective Affiliates.

Achaogen-Hovione Validation and Manufacturing Agreement	9
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-9

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

10.3

This Work Plan may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement. Any photocopy or electronic exchange of this Work Plan, or of any counterpart, shall be deemed the equivalent of an original.

ORDER PREPARED BY:
Hovione Inter Limited
Name:	[***]
Title:	[***]
Date:	[***]

ORDER AGREED TO AND ACCEPTED BY:

Achaogen, Inc.		Hovione Limited

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]

Achaogen-Hovione Validation and Manufacturing Agreement	10
Work Plan [***]]	CONFIDENTIAL

Exhibit 9-10

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 10

Program Work PLAN - WORK Plan No. C-2

[***]

(TO BE AGREED TO SEPARATELY)

Exhibit 10-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requestred with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

Exhibit 11

Program Work PLAN - WORK Plan No. C-3

[***]

Work Plan No. C-03

Version [***]

[***]

Reference:    [***]

This Work Plan No. C-03 (the “Work Plan”), dated [***] (the “Order Date”), is by and between [***] Hovione Limited, (“Hovione”) and Achaogen, Inc., a Delaware corporation, having a principle place of business at 7000 Shoreline Court, Suite 371, South San Francisco, California 94080, U.S.A. (“Customer”), and upon execution by both parties, shall be incorporated into the Validation and Manufacturing Agreement between Customer and Hovione Limited with an effective date of [***] (the “Agreement”). Customer, [***] and Hovione Limited hereby acknowledge and agree to all terms in both this Work Plan and the Agreement. Capitalized terms used in this Work Plan shall have the meanings ascribed to them in the Agreement.

1.	Background:

This Work Plan is based on Hovione’s historical experience with the Plazomicin [***] program and on detailed discussions between the Customer and Hovione’s project teams. All information and content herein reflects information known at the time of the Order Date.

In order to meet Customer’s commercial demand for [***] and produce API in larger batch sizes, Customer and Hovione recommend [***]

The current [***] process has been developed and dimensioned to produce batches of [***] of final product. This [***]. The current forecast requires a significant increase in the batch scale and consequently it is necessary to further scale-up [***]. The current [***]. Using current process yields and the known properties of a [***]. The following [***] are expected for various batch sizes (Table 1.)

Achaogen-Hovione Validation and Manufacturing Agreement	1
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

Table 1.

[***]
[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

The most [***]) is estimated to take [***] and utilizes at least [***]. The following workplan is directed to [***] as well as other steps in the [***].

This Work Plan does not include the [***]. At the moment, the costs included in this Work Plan cover the various stages of [***]. Though it is expected that the chemistry and engineering teams from the Customer and Hovione will meet to provide a list of user requirements for a [***]. If a [***], a separate Work Plan will be prepared [***]. The following activities will have to be carried out [***]:

[***]

2.	Tasks:

This Work Plan covers the tasks listed below. These tasks cover the various stages of column [***].

[***]

[***]

[***]

Achaogen-Hovione Validation and Manufacturing Agreement	2
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

[***]

[***]

[***]

•	[***]
•	[***]
•	[***]

Note:

These changes could [***] The [***] It is expected that [***] The [***]

[***]

[***] Note: if the [***]

[***]

•	[***]

[***]

[***]

•	[***]
•	[***]
•	[***]
•	[***]

[***]

[***]

•	[***]

Achaogen-Hovione Validation and Manufacturing Agreement	3
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

[***]

[***]

•	[***]
o	[***]
o	[***]
3.	Timeline:

Hovione anticipates that the implementation of activities outlined in Section 2 above will take:

•	[***]
•	[***]
•	[***]
•	[***]

During this time, [***]

4.	Deliverables:

Hovione shall prepare the following deliverables for Customer under this Work Plan (collectively the “Deliverables”).

4.1	Meetings and Project Oversight

Hovione will provide effective project monitoring and oversight to ensure work is proceeding diligently and that all assigned Hovione staff are conducting the work on the project as directed by Customer. Project timelines will be reviewed on a [***] basis during the regular team teleconferences. An additional project oversight teleconference will be held every [***] during which timelines, budgets and resource allocation will be reviewed and discussed.

Project meetings will occur [***] by teleconference. Leaders of the project from both Achaogen and Hovione will be required to attend these [***] status meetings, and other members will make reasonable efforts to attend, as needed. Hovione will send (electronically) [***] reports to Customer at least [***] prior to the [***] status meetings detailing progress on the project. Hovione will reasonably tailor the [***] reports as directed by Customer as needed. On a [***]

Achaogen-Hovione Validation and Manufacturing Agreement	4
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

basis, the reports will include the tracking of resources and project budget. These updates will be discussed during the [***] teleconference between both Parties.

4.2	Final Report

Hovione shall provide a comprehensive Final Report in writing to Customer approximately [***] after the completion of the Tasks. This Report (as an electronic Adobe acrobat file) shall consist of a written, comprehensive description of the development results and calculations including relevant analytical data.

4.3	Other Project Data and Information

At Customer’s request, Hovione shall provide any data or information generated in the course of performing the Tasks, including but not limited to, analytical data, meeting notes, photographs, drawings, and designs, regardless of the media containing the information. Hovione shall provide all information or data pertaining to a Customer request using commercially reasonable efforts within a commercially reasonable timeframe.

5.	Compensation and Payment Terms
5.1	Labor & Equipment

In consideration of these services performed by Hovione, Customer shall pay Hovione at a rate of [***] based on [***]. This rate includes General Chemicals, Materials, and Supplies, and hazardous waste disposal, as well as routine use of general dedicated instrumentation and [***]. The total estimated cost of labor for the scope of work outlined in this Work Plan is [***].

5.2	Reports and Deliverables

In consideration for the provision of the final report (4.2), Customer shall pay Hovione a fixed fee of [***].

5.3	Project Specific Materials

Project Specific Materials are raw materials and reagents (including solvents) used in the conduct of the tasks described in Section 2 and that Hovione must procure specifically in the course of the project to conduct the Services. The cost for Project Specific Materials is estimated to total [***].

Achaogen-Hovione Validation and Manufacturing Agreement	5
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-5

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

General Chemicals, Materials, and Supplies constitute items such as [***] which are used routinely in all operations and widely across projects at Hovione.

Customer will [***]. All Project Specific Materials will be ordered by Hovione from commercial sources.

Hovione will not use Project Specific Materials on any other project. Project Specific Materials may be shipped to Customer at Customer’s written request and expense.

5.4	Shipping

[***]. Hovione will use a dedicated shipping account provided by Customer for these charges. Compounds will be shipped by [***] unless otherwise requested by Customer.

Each billing period, Hovione will provide an itemized list of shipping costs being charged, in addition to copies of all associated invoices.

5.5	Travel Costs

The fee above does not account for nor does it include any travel costs. Customer will only reimburse Hovione for reasonable out-of-pocket expenses actually incurred in connection with the Services that are approved in writing in advance by Customer and supported by receipts and documentation. All out-of-pocket expenses shall be invoiced to Customer without mark-up.

5.6	Other Costs

Not applicable at the time of Work Plan issuance. If Other Costs need to be incurred, these will be discussed and agreed in writing by both the Customer and Hovione prior to their expenditure.

Achaogen-Hovione Validation and Manufacturing Agreement	6
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.7	Invoices

Payment will be made according to the terms of the Agreement, and as outlined below.

5.7.1	Milestones: Hovione will invoice Customer according to the following payment milestone schedule:
5.7.1.1	[***], Hovione will invoice Customer [***] for execution of Stage 1 (Task 1).
5.7.1.2	[***], Hovione will invoice Customer [***].
5.7.1.3	[***], Hovione will invoice Customer [***].
5.7.1.4	[***], Hovione will invoice Customer [***].
5.7.1.5	[***], Hovione will invoice Customer [***].
5.7.1.6	Hovione will invoice [***].
5.7.2	Invoice Markings. All invoices for payments to be made to Hovione for services under this Exhibit shall be marked with:
5.7.2.1.	the following unique Purchase Order number: ___________________.
5.7.2.2.	the statement “Work Plan #C-03 entitled, [***].”
6.	Ceiling Price:

The ceiling price for the services covered under this Work Plan [***] is [***] of which no more than [***] shall be for services (Section 2), [***] for the Final Report (4.2) and [***] for Project Specific Materials (5.3). Customer shall not be obligated to pay Hovione any amount in excess of this ceiling price, unless and until an additional agreement that raises this price has been negotiated and signed by both Parties.

7.	Government Sponsored Project:

Pursuant to Article 20 of the Manufacturing Agreement, this Work Plan is a “Government Project”.

Achaogen-Hovione Validation and Manufacturing Agreement	7
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-7

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

8.	Commercial Contact:	Project Management Contact:
	Hovione:	Hovione:
	[***]	[***]
	Tel: [***]	Tel: [***]
	[***]	[***]
	Achaogen:	Achaogen
	[***]	[***]
	Tel: [***]	Tel: [***]
	[***]	[***]

9.	Term:
9.1	If this Work Plan is cancelled greater than or equal to [***] prior to the planned start of the campaign, Customer will compensate Hovione with [***] of the total value of this Work Plan [***].
9.2

If this Work Plan is cancelled after the start of activities in Section 2, a cancellation fee of [***] of the total value of this Work Plan [***] plus pro-rata per time worked over total estimated time for the balance of [***] of the Work Plan ([***] pro-rated for every [***] or part thereof worked).

9.3

If the Agreement is terminated or expires, but this Work Plan is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Plan until the Work Plan is either terminated or completed.

10.	Miscellaneous:
10.1	Each party represents that it has full power and authority to enter into this Work Plan.
10.2

This Work Plan, together with the Agreement, sets forth the entire understanding among the parties with respect to the subject matter of this Work Plan. This Work Plan supersedes all previous oral or written agreements and understandings on this subject matter between the Parties or their respective Affiliates.

Achaogen-Hovione Validation and Manufacturing Agreement	8
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-8

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

10.3

This Work Plan may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement. Any photocopy or electronic exchange of this Work Plan, or of any counterpart, shall be deemed the equivalent of an original.

ORDER PREPARED BY:
Hovione Limited
Name:	[***]
Title:	[***]
Date:	[***]

ORDER AGREED TO AND ACCEPTED BY:

Achaogen, Inc.		Hovione Limited

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]

Achaogen-Hovione Validation and Manufacturing Agreement	9
Work Plan #[***]	CONFIDENTIAL

Exhibit 11-9

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

Exhibit 12

Program Work PLAN - WORK Plan No. C-4

[***]

Work Plan No. C-04

Version [***]

[***]

Reference:     [***]

This Work Plan No. C-04 (the “Work Plan”), dated [***] (the “Order Date”), is by and between Hovione Limited, having a place of business at Loughbeg, Ringaskiddy, Cork, County Cork, Ireland (“Hovione”) and Achaogen, Inc., a Delaware corporation, having a principle place of business at 7000 Shoreline Court, Suite 371, South San Francisco, California 94080, U.S.A. (“Customer”), and upon execution by both parties, shall be incorporated into the Validation and Manufacturing Agreement between Customer and Hovione Limited with an effective date of [***] (the “Agreement”). Customer and Hovione Limited hereby acknowledge and agree to all terms in both this Work Plan and the Agreement. Capitalized terms used in this Work Plan shall have the meanings ascribed to them in the Agreement.

1.	Background:

In order to meet Customer’s commercial demand for [***] and [***], Hovione recommends [***]

This purpose of this Work Plan is to confirm that both Parties will discuss and agree in good faith on a Work Plan that will cover [***].

This Work Plan does not include [***]. The [***] is covered in a separate Work Plan.

2.	Tasks:

In order to ensure that the Facility is ready in time to support the [***], the Parties will discuss and agree in good faith on a Work Plan which covers the specific tasks and business terms for the engineering and qualification activities at the Facility by [***].

In order to ensure that the [***] is available and qualified to support the Manufacture of Plazomicin outlined in Work Plan [***] and Work Plan [***], the Parties will discuss and agree in good faith on a Work Plan which covers the [***] by [***].

Achaogen-Hovione Validation and Manufacturing Agreement	1
Work Plan #C-[***]	CONFIDENTIAL

Exhibit 12-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

3.	Timeline:

Work Plan to support [***] at Facility: due [***]. Work Plan to support purification scale-up and qualification activities: due [***]

4.	Deliverables:

Work Plans to support [***]

Work Plan to support [***]

5.	Compensation and Payment Terms
5.1	Labor & Equipment

Not applicable for this Work Plan.

5.2	Reports and Deliverables

Work Plan for [***]

Work Plan for [***]

5.3	Project Specific Materials

Not applicable for this Work Plan.

5.4	Shipping

Not applicable for this Work Plan.

5.5	Travel Costs

Not applicable for this Work Plan.

5.6	Other Costs

Not applicable for this Work Plan.

5.7	Invoices

Not applicable for this Work Plan.

Achaogen-Hovione Validation and Manufacturing Agreement	2
Work Plan #C-[***]	CONFIDENTIAL

Exhibit 12-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

6.	Ceiling Price

Not applicable for this Work Plan.

7.	Government Sponsored Project:

Pursuant to Article 20 of the Manufacturing Agreement, this Work Plan is a “Government Project”.

8.	Commercial Contact: Hovione:	Project Management Contact: Hovione:
	[***]	[***]
	Tel: [***]	Tel: [***]
	[***]	[***]

	Achaogen: [***] Tel: [***] [***]	Achaogen [***] Tel: [***] [***]

9.Term:

9.1

If the Agreement is terminated or expires, but this Work Plan is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Plan until the Work Plan is either terminated or completed.

10.Miscellaneous:

10.1	Each party represents that it has full power and authority to enter into this Work Plan.
10.2

This Work Plan, together with the Agreement, sets forth the entire understanding among the parties with respect to the subject matter of this Work Plan. This Work Plan supersedes all previous oral or written agreements and understandings on this subject matter between the parties or their respective Affiliates.

10.3

This Work Plan may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement. Any photocopy or

Achaogen-Hovione Validation and Manufacturing Agreement	3
Work Plan #C-[***]	CONFIDENTIAL

Exhibit 12-3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

electronic exchange of this Work Plan, or of any counterpart, shall be deemed the equivalent of an original.

ORDER PREPARED BY:
Hovione Limited
Name:	[***]
Title:	[***]
Date:	[***]

ORDER AGREED TO AND ACCEPTED BY:

Achaogen, Inc.		Hovione Limited

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]

Achaogen-Hovione Validation and Manufacturing Agreement	4
Work Plan #C-[***]	CONFIDENTIAL

Exhibit 12-4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

Exhibit 13

Program Work PLAN - WORK Plan No. C-5

[***]

Work Plan No. C-05

Version [***]

[***]

Reference:     [***]

This Work Plan No. C-05 (the “Work Plan”), dated [***] (the “Order Date”), is by and between Hovione Limited, having a place of business at Loughbeg, Ringaskiddy, Cork, County Cork, Ireland (“Hovione”) and Achaogen, Inc., a Delaware corporation, having a principle place of business at 7000 Shoreline Court, Suite 371, South San Francisco, California 94080, U.S.A. ("Customer"), and upon execution by both parties, shall be incorporated into the Validation and Manufacturing Agreement between Customer and Hovione Limited with an effective date of [***] (the “Agreement”). Customer and Hovione Limited hereby acknowledge and agree to all terms in both this Work Plan and the Agreement. Capitalized terms used in this Work Plan shall have the meanings ascribed to them in the Agreement.

1.	Background:

This Work Plan is based on Hovione’s historical experience with the Plazomicin [***] program and on discussions between the Customer and Hovione. All information and content herein reflects information known at the time of the Order Date.

The [***] for Customer’s proprietary compound Plazomicin [***] (the “Product”) will occur at [***] with the [***] at [***], individually referred to as the “Facility” and collectively referred to as the “Facilities.” This is covered in Work Plan [***].

This Work Plan will cover the Manufacture of one [***] referenced above. It will cover the manufacture of [***] covered in Work Plan [***]. The [***]

This Work Plan does not include any [***]. If such work is requested, it will be covered in a separate Work Plan(s).

Achaogen-Hovione Validation and Manufacturing Agreement	1
Work Plan [***]	CONFIDENTIAL

Exhibit 13-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

2.	Tasks:

This Work Plan covers the [***]. The batch will be produced in the [***] in [***]. It is anticipated that batch [***]. It is anticipated that [***] will occur at [***].

3.	Timeline:

Hovione confirms that the [***] would commence in [***]. The Manufacture of this batch is anticipated to be completed by [***]. Any changes to the timeline shall be made in writing and signed by both Parties.

At the time this Work Plan was prepared, the following is anticipated:

•	[***]
•	[***]
4.	Deliverables:

Hovione shall prepare the following deliverables for Customer under this Work Plan (collectively the “Deliverables”).

•	[***]
•	Master Batch Production Records
•	Completed Batch Production Records
•	Campaign summary report
5.	Compensation and Payment Terms
5.1	Labor & Equipment

In consideration of these Services performed by Hovione, Customer shall pay Hovione [***] for the Tasks outlined in Section 2 and the Deliverables set forth in Section 4 (the “Service Fees”).

5.2	Reports and Deliverables

All Deliverables are included in the Service Fees above.

Achaogen-Hovione Validation and Manufacturing Agreement	2
Work Plan [***]	CONFIDENTIAL

Exhibit 13-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.3	Project Specific Materials

Project Specific Materials are raw materials and reagents (including solvents) used in the conduct of the tasks described in Section 2 and that Hovione must procure specifically in the course of the project to conduct the Services.

The total cost of Project Specific Materials described in this Work Plan shall not exceed [***] where a maximum of [***] is for the procurement of [***] and a maximum of [***] for procurement of [***]. The [***] has been purchased under a separate Work Plan.

Hovione will not use Project Specific Materials on any other project. Project Specific Materials may be shipped to Customer at Customer’s written request and expense.

General Chemicals, Materials, and Supplies constitute items such as [***] which are used routinely in all operations and widely across projects at Hovione. The total cost for General Chemicals, Materials and Supplies is approximately [***].

5.4	Shipping

[***]. Hovione will use a dedicated shipping account provided by Customer for these charges. Compounds will be shipped by [***] unless otherwise requested by Customer. Hovione estimates that the shipping costs inclusive of customs, shipping and packing materials will not exceed [***]. [***].

All materials shipped by Hovione on behalf of Customer will follow [***].

5.5	Travel Costs

The fee above does not account for nor does it include any travel costs. Customer will only reimburse Hovione for reasonable out-of-pocket expenses actually incurred in connection with the Services that are approved in writing in advance by Customer and supported by receipts and documentation. All out-of-pocket expenses shall be invoiced to Customer without mark-up.

5.6	Other Costs

Not applicable at the time of Work Plan issuance. If Other Costs need to be incurred, these will be discussed and agreed in writing by both the Customer and Hovione prior to their expenditure.

Achaogen-Hovione Validation and Manufacturing Agreement	3
Work Plan [***]	CONFIDENTIAL

Exhibit 13-3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.7	Invoices

Payment will be made according to the terms of the Agreement, and as outlined below.

5.7.1	Milestones: Hovione will invoice Customer according to the following payment milestone schedule:
5.7.1.1.

[***] and issuance of the PO, Hovione will issue an invoice for [***] for the purchase of Project Specific Materials, General Chemicals, Materials and Supplies and the reservation of capacity and resources.

5.7.1.2.	[***], Hovione will issue an invoice for [***].
5.7.1.3.	[***], Hovione will issue an invoice for [***].
5.7.1.4.	[***], Hovione will issue an invoice for [***].
5.7.1.5.	[***], Hovione will issue an invoice for [***].
5.7.1.6.	[***], Hovione will invoice Customer up to [***].
5.7.2.	Invoice Markings. All invoices for payments to be made to Hovione for services under this Exhibit shall be marked with:
5.7.2.1.	the following unique Purchase Order number: .
5.7.2.2.	the statement “Work Plan #C-05 entitled, [***].”
6.	Ceiling Price

The ceiling price for the services covered under this Work Plan C-05 is [***] of which no more than [***] shall be for services (6.1), [***] for the final report (6.2), [***] for General and Project-Specific Materials (6.3), and [***] for shipping costs (6.4). Customer shall not be obligated to pay Hovione any amount in excess of this ceiling price, unless and until an additional agreement that raises this price has been negotiated and signed by both Parties.

Achaogen-Hovione Validation and Manufacturing Agreement	4
Work Plan [***]	CONFIDENTIAL

Exhibit 13-4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

7.	Government Sponsored Project:

Pursuant to Article 20 of the Manufacturing Agreement, this Work Plan is a “Government Project”.

8.	Commercial Contact: Hovione:	Project Management Contact: Hovione:
	[***]	[***]
	Tel: [***]	Tel: [***]
	[***]	[***]

	Achaogen: [***] Tel: [***] [***]	Achaogen [***] Tel: [***] [***]

9.	Term:
9.1	If this Work Plan is cancelled greater than or equal to [***] prior to the planned start of the campaign, Customer will compensate Hovione with [***] of the total value of this Work Plan [***].
9.2	If this Work Plan is cancelled less than [***] prior to the planned start of the campaign, Customer will compensate Hovione with [***] of the total value of this Work Plan [***].
9.3	If this Work Plan is cancelled after the start of the campaign, Customer will compensate Hovione with a cancellation fee of [***] of the total value of this Work Plan.
9.4

If the Agreement is terminated or expires, but this Work Plan is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Plan until the Work Plan is either terminated or completed.

10.	Miscellaneous:
10.1	Each party represents that it has full power and authority to enter into this Work Plan.

Achaogen-Hovione Validation and Manufacturing Agreement	5
Work Plan [***]	CONFIDENTIAL

Exhibit 13-5

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

10.2

This Work Plan, together with the Agreement, sets forth the entire understanding among the parties with respect to the subject matter of this Work Plan. This Work Plan supersedes all previous oral or written agreements and understandings on this subject matter between the parties or their respective Affiliates.

10.3

This Work Plan may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement. Any photocopy or electronic exchange of this Work Plan, or of any counterpart, shall be deemed the equivalent of an original.

ORDER PREPARED BY:
Hovione Limited
Name:	[***]
Title:	[***]
Date:	[***]

ORDER AGREED TO AND ACCEPTED BY:

Achaogen, Inc.		Hovione Limited

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]

Achaogen-Hovione Validation and Manufacturing Agreement	6
Work Plan [***]	CONFIDENTIAL

Exhibit 13-6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

Exhibit 14

Program Work PLAN - WORK Plan No. C-6

[***]

Work Plan No. C-06

Version [***]

[***]

Reference:    [***]

This Work Plan No. C-06 (the “Work Plan”), dated [***] (the “Order Date”), is by and between Hovione Limited, having a place of business at Loughbeg, Ringaskiddy, Cork, County Cork, Ireland (“Hovione”) and Achaogen, Inc., a Delaware corporation, having a principle place of business at 7000 Shoreline Court, Suite 371, South San Francisco, California 94080, U.S.A. ("Customer"), and upon execution by both parties, shall be incorporated into the Validation and Manufacturing Agreement between Customer and Hovione Limited with an effective date of [***] (the “Agreement”). Customer and Hovione Limited hereby acknowledge and agree to all terms in both this Work Plan and the Agreement. Capitalized terms used in this Work Plan shall have the meanings ascribed to them in the Agreement.

1.	Background:

This Work Plan is based on Hovione’s historical experience with the Plazomicin [***] program and on discussions between the Customer and Hovione. All information and content herein reflects information known at the time of the Order Date.

The [***] for Customer’s proprietary compound [***] (the “Product”) will occur at [***], individually referred to as the “Facility” and collectively referred to as the “Facilities.” Assuming that all [***] are completed in a timely manner, the anticipated timing for the [***] of the Product will be [***]. Additional process development such as [***] will be covered under a separate Work Plan and is anticipated to be [***].

This Work Plan does not include any [***]. If such work is requested, it will be covered in a separate Work Plan(s).

Achaogen-Hovione Validation and Manufacturing Agreement	1
Work Plan C-[***]	CONFIDENTIAL

Exhibit 14-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

2.Tasks:

This Work Plan covers the Validation Program to be run in the [***]. It is anticipated that [***]. It is anticipated that this campaign will consist of [***]

3.	Timeline:

Hovione confirms that the [***] would commence in [***]. The deadline for delivery of the [***] (the “Final Deliverable”) to Customer is [***] following [***] (the “Deadline”). The Manufacturing campaign is anticipated to be completed by [***]. Any changes to the timeline shall be made in writing and signed by both Parties.

At the time this Work Plan was prepared, the following is anticipated:

•	[***]
•	[***]
•	[***]
•	[***]
4.	Deliverables:

Hovione shall prepare the following deliverables for Customer under this Work Plan (collectively the “Deliverables”).

•	[***]
•	[***]
•	[***]
•	[***]
•	Master Batch Production Records
•	Completed Batch Production Records
•	Campaign summary report
5.	Compensation and Payment Terms
5.1	Labor & Equipment

In consideration of these Services performed by Hovione, Customer shall pay Hovione [***] for the Tasks outlined in Section 2 and the Deliverables set forth in Section 4 (the “Service Fees”).

Achaogen-Hovione Validation and Manufacturing Agreement	2
Work Plan C-[***]	CONFIDENTIAL

Exhibit 14-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.2	Reports and Deliverables

All Deliverables are included in the Service Fees above.

5.3	Project Specific Materials

Project Specific Materials are raw materials and reagents (including solvents) used in the conduct of the tasks described in Section 2 and that Hovione must procure specifically in the course of the project to conduct the Services.

The total cost of Project Specific Materials described in this Work Plan shall not exceed [***] where a maximum of [***] is for the procurement of [***] and a maximum of [***]. The [***] has been purchased under a separate Work Plan.

Hovione will not use Project Specific Materials on any other project. Project Specific Materials may be shipped to Customer at Customer’s written request and expense.

General Chemicals, Materials, and Supplies constitute items such as [***] which are used routinely in all operations and widely across projects at Hovione. The total cost for General Chemicals, Materials and Supplies is approximately [***].

5.4	Shipping

[***]. Hovione will use a dedicated shipping account provided by Customer for these charges. Compounds will be shipped by [***] unless otherwise requested by Customer. Hovione estimates that the shipping costs inclusive of customs, shipping and packing materials will not exceed [***]. [***].

All materials shipped by Hovione on behalf of Customer will follow [***]

5.5	Travel Costs

The fee above does not account for nor does it include any travel costs. Customer will only reimburse Hovione for reasonable out-of-pocket expenses actually incurred in connection with the Services that are approved in writing in advance by Customer and supported by receipts and documentation. All out-of-pocket expenses shall be invoiced to Customer without mark-up.

Achaogen-Hovione Validation and Manufacturing Agreement	3
Work Plan C-[***]	CONFIDENTIAL

Exhibit 14-3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.6	Other Costs

Not applicable at the time of Work Plan issuance. If Other Costs need to be incurred, these will be discussed and agreed in writing by both the Customer and Hovione prior to their expenditure.

5.7	Invoices

Payment will be made according to the terms of the Agreement, and as outlined below.

5.7.1	Milestones: Hovione will invoice Customer according to the following payment milestone schedule:
5.7.1.1.	[***], Hovione will issue an invoice for [***] for the purchase of Project Specific Materials, General Chemicals, Materials and Supplies and the reservation of capacity and resources.
5.7.1.2.	[***], Hovione will issue an invoice for [***].
5.7.1.3.	[***], Hovione will issue an invoice for [***].
5.7.1.4.	[***], Hovione will issue an invoice for [***].
5.7.1.5.	[***], Hovione will issue an invoice for [***].
5.7.1.6.	[***], Hovione will issue an invoice for [***].
5.7.1.7.	[***], Hovione will issue an invoice for [***].
5.7.1.8.	[***], Hovione will issue an invoice for [***].
5.7.1.9.	[***], Hovione will issue an invoice for [***].
5.7.1.10.	[***], Hovione will issue an invoice for [***].
5.7.1.11.	Upon issuance of the [***], Hovione will issue an invoice for [***].
5.7.1.12.	[***], Hovione will issue an invoice for [***].

Achaogen-Hovione Validation and Manufacturing Agreement	4
Work Plan C-[***]	CONFIDENTIAL

Exhibit 14-4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

5.7.1.13.	[***], Hovione will issue an invoice for [***].
5.7.1.14.	[***], Hovione will issue an invoice for [***].
5.7.1.15.	[***], Hovione will invoice Customer up to [***] for shipping costs incurred during the campaign.

5.7.2.Invoice Markings. All invoices for payments to be made to Hovione for services under this Exhibit shall be marked with:

5.7.2.1.	the following unique Purchase Order number: .
5.7.2.2.	the statement “Work Plan #C-06 entitled, [***].”
6.	Ceiling Price

The ceiling price for the services covered under this Work Plan C-06 is [***] of which no more than [***] shall be for services (6.1), [***] for the final report (6.2), [***] for General and Project-Specific Materials (6.3), and [***] for shipping costs (6.4). Customer shall not be obligated to pay Hovione any amount in excess of this ceiling price, unless and until an additional agreement that raises this price has been negotiated and signed by both Parties.

7.	Government Sponsored Project:

Pursuant to Article 20 of the Manufacturing Agreement, this Work Plan is a “Government Project”.

8.	Commercial Contact: Hovione:	Project Management Contact: Hovione:
	[***]	[***]
	Tel: [***]	Tel: [***]
	[***]	[***]

	Achaogen: [***] Tel: [***] [***]	Achaogen [***] Tel: [***] [***]

Achaogen-Hovione Validation and Manufacturing Agreement	5
Work Plan C-[***]	CONFIDENTIAL

Exhibit 14-5

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

9.Term:

9.1	If this Work Plan is cancelled greater than or equal to [***] prior to the planned start of the campaign, Customer will compensate Hovione with [***] of the total value of this Work Plan [***].
9.2	If this Work Plan is cancelled less than [***] prior to the planned start of the campaign, Customer will compensate Hovione with [***] of the total value of this Work Plan [***].
9.3

If this Work Plan is cancelled after the start of the campaign, a cancellation fee of [***] of the total value of this Work Plan [***] of the Work Plan value for each started and completed batches [***].

9.4

If the Agreement is terminated or expires, but this Work Plan is not terminated or completed, then the terms of the Agreement shall continue to apply to this Work Plan until the Work Plan is either terminated or completed.

10.	Miscellaneous:
10.1	Each party represents that it has full power and authority to enter into this Work Plan.
10.2

This Work Plan, together with the Agreement, sets forth the entire understanding among the parties with respect to the subject matter of this Work Plan. This Work Plan supersedes all previous oral or written agreements and understandings on this subject matter between the parties or their respective Affiliates.

10.3

This Work Plan may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement. Any photocopy or electronic exchange of this Work Plan, or of any counterpart, shall be deemed the equivalent of an original.

Achaogen-Hovione Validation and Manufacturing Agreement	6
Work Plan C-[***]	CONFIDENTIAL

Exhibit 14-6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Achaogen

Plazomicin

[***]

[***]

ORDER PREPARED BY:
Hovione Limited
Name:	[***]
Title:	[***]
Date:	[***]

ORDER AGREED TO AND ACCEPTED BY:

Achaogen, Inc.		Hovione Limited

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]

Achaogen-Hovione Validation and Manufacturing Agreement	7
Work Plan C-[***]	CONFIDENTIAL

Exhibit 14-7

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit 15

Project Time-Line that describes the planned scheduling of the activities and tasks by Hovione from the effective date of this agreement ti^ªll up to and including [***]

Exhibit 15-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requestred with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

APPENDIX A

Government Contract Clauses

1.	The Terms and Conditions explicated in this Appendix are applicable to the Service Provider for all Government Projects conducted by HOVIONE on behalf of ACHAOGEN.
2.

Referenced Clauses. The following provisions are incorporated by reference and have the same force and effect as if set forth in full text. Clauses listed in this Section that are incorporated by reference have the same force and effect as if they were given in full text. References are to the Federal Acquisition Regulation (FAR) and to the Defense Federal Acquisition Regulation Supplement (DFARS). Full text is available at http://farsite.hill.af.mil/. For purposes of this Agreement, the term “contract” shall mean this Agreement; the term “Contractor” shall mean HOVIONE; the term “prime contractor” shall mean ACHAOGEN; and the terms “Government” and “Contracting Officer” shall mean ACHAOGEN or the United States Government depending on the context in which the term is used.

Clause	Date	Title
FAR 52.203-5	Sep-06	Covenant Against Contingent Fees (Over $100,000)
FAR 52.203-6	Sep-06	Restrictions on Subcontractor Sales to the Government (Over $100,000)
FAR 52.203-7	Jul-95	Anti-Kickback Procedures (Over $100,000)
FAR 52.215-2	Mar-09	Audit and Records-Negotiation (Over $100,000) Insert “and Achaogen” after “Contracting Officer” and “Comptroller General of the United States”.
FAR 52.215-12	Oct-97	Subcontractor Cost or Pricing Data (Over $650,000)
FAR 52.215-21	Oct-97	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data-Modifications. Substitute “Achaogen” for “Contracting Officer” throughout this clause.
FAR 52.219-8	May-04	Utilization of Small Business Concerns (Over $100,000)
FAR 52.222-35	Sept-06	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
FAR 52.222-37	Sep-06	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
FAR 52.222-50	Feb-09	Combating Trafficking in Persons Substitute “Achaogen” for “Contracting Officer” throughout this clause. In paragraph I, insert “and Achaogen” after “Government”.
FAR 52.225-13	Jun-08	Restrictions on Certain Foreign Purchases
FAR 52.227-1	Dec-07	Authorization and Consent, Alternate I (Apr 1984) (Over $100,000)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Clause	Date	Title
FAR 52.227-2	Dec-07	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)
FAR 52.227-11	Dec-07

Patent Rights – Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph I is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv).

The frequency of reporting in (i) is annual

FAR 52.230-3	Aug-96	Disclosure and Consistency of Cost Accounting Practices, with the exception of clause (b).
FAR 52.230-6	Mar-08	Administration of Cost Accounting Standards
FAR 52.244-6	Jun-10	Subcontracts for Commercial Items
FAR 52.247-64	Feb-06	Preference for Privately Owned U.S.-Flag Commercial Vessels
FAR 52.247.67	Feb-06	Submission of Transportation Documents for Audit
FAR 252.203-7001	Dec-04	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies
FAR 252.204.7000	Dec-91	Disclosure of Information
FAR 252.227.7013	Nov-95	Rights to Technical Data-Noncommercial Items
FAR 252.227.7016	Jun-95	Rights in Bid or Proposal Information
FAR 252.227.7037	Sep-99	Validation of Restrictive Markings on Technical Data
FAR 252.247.7023	May-02	Transportation of Supplies by Sea
FAR 252.247.7024	Mar-00	Notification of Transportation of Supplies by Sea
3.

Referenced Clauses for Lower Tier Contracts. Notwithstanding any other language in this Agreement, including any clauses incorporated by reference, HOVIONE agrees as a subcontractor to a Federal prime contract to incorporate only the following Government Contract Clauses, as applicable, with all subcontracts HOVIONE negotiates in association with the services materials provided to ACHAOGEN as an aspect of a Government Project.

Clause	Date	Title
FAR 52.230-6	Mar-08	Administration of Cost Accounting Standards
FAR 52.244-6	Sep-06	Subcontracts for Commercial Items
FAR 52.247-64	Feb-06	Preference for Privately Owned U.S.-Flag Commercial Vessels
FAR 52.247.67	Feb-06	Submission of Transportation Documents for Audit
FAR 252.203-7001	Dec-04	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies
FAR 252.204.7000	Dec-91	Disclosure of Information
FAR 252.227.7013	Sep-99	Validation of Restrictive Markings on Technical Data
FAR 252.227.7016	Nov-05	Subcontracts for Commercial Items and Commercial Components

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

4.

Protecting the Government’s Interests when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (reference: FAR 52.209-6). As a condition of this Agreement, HOVIONE certifies that, it or any of its principles (as defined in FAR 52.209-5(a)(2)) are not currently debarred, suspended, or proposed for debarment by the Federal Government. HOVIONE agrees to provide immediate written notice to ACHAOGEN if, at any time prior to termination, HOVIONE learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

5.	Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions (Reference: FAR 52.203-11). As a condition of this Agreement, HOVIONE certifies that:
5.1

no Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence in the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement;

5.2

for any funds other than Federally appropriated funds, HOVIONE shall complete and submit, with its offer, OMB standard form LLL, “Disclosure of Lobbying Activities”, for transmittal to the Contracting Officer; and

5.3

HOVIONE will include the language of this certification in all subcontracts, at any tier, negotiated in association with the services and materials provided to ACHAOGEN under this Agreement, and require that all recipients of subcontract awards in excess of $100,000 certify and, if required, disclose accordingly.

6.	Government Right to Inspection of Research and Development (Reference: FAR 52.246-8).
6.1

HOVIONE recognizes that the Government has the right to inspect and test all work called for by this Agreement, to the extent practicable at all places and times, including the period of performance, and in any event before its termination. The Government may also inspect the plant or plants of the contractor or its subcontractors engaged in Prime Contract performance. The Government shall perform inspections and tests in a manner that will not unduly delay the work.

6.2	If the Government performs any inspection or test on its premises, HOVIONE shall furnish all reasonable facilities and assistance for the safe and convenient performance of these duties.
7.	Registration in the Central Contractor Registration (“CCR”) Database (Reference: FAR 52.204-7).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

7.1	HOVIONE shall be registered in the CCR database prior to signing, during performance, and through final payment of this Agreement
7.2

HOVIONE will include this requirement in all subcontracts, at any tier, negotiated in association with the services and materials provided to ACHAOGEN under this Agreement, and require that all recipients of subcontract awards in excess of $100,000 register accordingly.

8.	Government Interface.
8.1	As the Government is not in privity with HOVIONE, HOVIONE employees may not interface with any Government employee without advance consent from ACHAOGEN.
8.2

If ACHAOGEN allows HOVIONE or HOVIONE employees access to Government employees, HOVIONE is not authorized to accept Government instruction on behalf of ACHAOGEN. HOVIONE is not authorized to make offers, commitments, or otherwise negotiate with the government on ACHAOGEN’s behalf or its own behalf in its capacity as a subcontractor to ACHAOGEN. In case of occurrence of any such offense, HOVIONE shall

8.2.1	suggest to the Government representative that ACHAOGEN be involved in all such discussions, and
8.2.2	immediately report to ACHAOGEN any attempt by Government personnel to provide such instruction or conduct such negotiations.
8.3

If HOVIONE interfaces with the Government, HOVIONE’s regular reports to list all data exchanged and shall summarize all significant technical discussions with the Government personnel during the reporting period.

8.4

Under no circumstances shall HOVIONE initiate contact with ACHAOGEN’s Procuring Contracting Officer (“PCO”), Administrative Contracting Officer (“ACO”), Contracting Officer’s Representative (“COR”), or their respective support staff, with respect to any matters pertaining to this agreement or the Prime Contract, without the advance consent of ACHAOGEN.

9.	Disputes.
9.1	Disputes Involving the Prime Contract and/or the Government:
9.1.1

In the event of: (i) a claim by HOVIONE against the Government; (ii) a claim by the Government against HOVIONE; (iii) a claim by the Government against ACHAOGEN; (iv) a claim by ACHAOGEN against the Government; or (v) in appealable finding of fact or law or judgment by the Government or a court, to the extent that such claim, finding, or judgment arises from or is related to the Prime Contract and materially

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

affects ACHAOGEN’s interests, ACHAOGEN will promptly notify HOVIONE and, at its option, as permitted by the terms of the Prime Contract, follow one of the following procedures:
9.1.1.1

ACHAOGEN will prosecute, defend, or appeal all claims to the extent of ACHAOGEN’s interest. HOVIONE will assist ACHAOGEN in every reasonable manner, including but not limited to furnishing all documents, statements, witnesses as may be in its employ, and other pertinent information, as required by ACHAOGEN.

9.1.1.2

ACHAOGEN will authorize HOVIONE to prosecute, defend, or appeal in ACHAOGEN’s name, to the extent of HOVIONE’s interest. ACHAOGEN will assist HOVIONE in every reasonable manner, including but not limited to furnishing all relevant documents, statements, witnesses as may be in its employ, and other pertinent information as deemed necessary.

9.1.2	Effect of Decisions.
9.1.2.1

All preliminary and final decisions and judgments issued by the Government or a court pursuant to claims or appeals within the scope of paragraph 9.1.1 of this Section shall be binding upon HOVIONE to the extent binding on ACHAOGEN, whether or not HOVIONE was a party to the prosecution, defense, or appeal.

9.1.2.2

If, as the result of any decision or judgment which is binding upon ACHAOGEN and HOVIONE, ACHAOGEN is unable to obtain reimbursement from the Government under the Prime Contract for, or is required to refund or credit to the government any amount with respect to any item of cost or fee for which ACHAOGEN has reimbursed HOVIONE, HOVIONE shall, on demand, promptly repay such amount to ACHAOGEN.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.